The Guardian
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June 30, 1998                                                 INVESTOR(R)
                                                              A VARIABLE ANNUITY


Semiannual Report to Contractowners

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The Guardian Separate Account D
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The Guardian Stock Fund, Inc.
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The Guardian Bond Fund, Inc.
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The Guardian Cash Fund, Inc.
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Gabelli Capital Asset Fund
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Baillie Gifford International Fund
-------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------------
The Guardian Small Cap Stock Fund
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Value Line Centurion Fund, Inc.
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Value Line Strategic Asset Management Trust
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MFS Growth with Income Series

Executive Offices
201 Park Avenue South
New York, New York 10003

Customer Service Office
P.O. Box 26210
Lehigh Valley, Pennsylvania 18002-6210
1-800-221-3253

Distributed by:                    [LOGO]
-----------------------------------------
Guardian Investor Services Corporation(R)

[LOGO] The Guardian(R)

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

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Performance Summary
--------------------


                                [GRAPHIC OMITTED]

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Investment Option                                           Total Return*
-----------------                                           -------------
The Guardian Stock Fund ...................................    12.74%
Baillie Gifford International Fund ........................    18.52%
Baillie Gifford Emerging Markets Fund .....................   -18.62%
Value Line Centurion Fund .................................    14.97%
Value Line Strategic Asset Mgt. Trust .....................    14.70%
Gabelli Capital Asset Fund ................................    13.00%
The Guardian Bond Fund ....................................     3.37%
The Guardian Cash Fund ....................................     1.96%
The Guardian Small Cap Stock Fund .........................     6.95%
MFS Growth with Income Series .............................    15.45%
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Fixed-Rate Option
-----------------

      The annual rates of interest for amounts deposited or renewed (on a contract anniversary) in the Fixed-Rate Option during the first six months of 1998 were as follows: for the month of January 5.40%; and for the months of February through June, 5.25%.

      Rates paid by the Fixed-Rate Option are subject to change at any time, and may be higher or lower for new deposits or renewals, but are guaranteed from the date of deposit or renewal to the next contract anniversary.

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*     The chart above shows the total returns for each investment option under
      The Guardian Investor based on the percentage change in unit values during the period January 1, 1998 through June 30, 1998. In contrast to the returns presented in the portfolio managers' interviews, changes in unit values reflect the effects of mortality and expense risk charges as well as each option's expenses to give you a better picture of an investment option's performance under the contract. Total return performance figures stated above do not, however, reflect the annual contract administration charge or possible withdrawal charges. Deduction of these amounts would reduce the stated total returns. Past performance is not a guarantee of future results. Investment returns and principal value will vary with market conditions.

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

THE GUARDIAN INVESTOR

Table of Contents

                                                 Portfolio            Schedule
                                                  Manager                of
                                                 Interview           Investments
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Economic Report                                                          5
--------------------------------------

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The Guardian Stock Fund                              8                  38
--------------------------------------

Objective:        Long-term growth of capital
--------------------------------------------------------------------------------
Portfolio:        At least 80% common stocks
                  and securities convertible
                  into common stocks
--------------------------------------------------------------------------------
Inception:        April 13, 1983
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $3,595,851,964
--------------------------------------------------------------------------------

"While many foreign economies were experiencing difficulties, the domestic economy continued receiving accolades . . . In our portfolio, we tried to capitalize on this state of affairs by overweighting stable, high-quality growth stocks in which the preponderance of issuers' income came from the U.S."

                           -- Frank J. Jones, Ph.D.   -- Larry Luxenberg, C.F.A.
                              Co-Portfolio Manager       Co-Portfolio Manager
                                       -- John B. Murphy, C.F.A.
                                          Co-Portfolio Manager

--------------------------------------------------------------------------------
The Guardian Bond Fund                               12                 48
--------------------------------------

Objective:        Maximum current income without
                  undue risk of principal.
                  Capital appreciation is a
                  secondary objective
--------------------------------------------------------------------------------
Portfolio:        At least 80% investment-grade
                  debt securities and U.S.
                  government securities
--------------------------------------------------------------------------------
Inception:        May 1, 1983
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $361,835,345
--------------------------------------------------------------------------------

"We currently believe that corporate and mortgage-backed valuations are the most attractive that they have been in some time, but nevertheless we remain cautious and will be very selective with respect to corporate credits and the mortgage risk exposure we include in the Fund."

                                                    -- Thomas G. Sorell, C.F.A.
                                                       Co-Portfolio Manager

                                                    -- Howard W. Chin
                                                       Co-Portfolio Manager

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The Guardian Cash Fund                               28                 56
--------------------------------------

Objective:        As high a level of current
                  income as is consistent
                  with preservation of capital
                  and liquidity
--------------------------------------------------------------------------------
Portfolio:        Short-term money market
                  instruments
--------------------------------------------------------------------------------
Inception:        November 1, 1981
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $410,010,361
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"The Guardian Cash Fund is a place for our investors to put their money while they determine their preferred long term investment vehicle, be it stocks or bonds."

                                                     -- Alexander M. Grant, Jr.
                                                        Portfolio Manager

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Gabelli Capital Asset Fund                           14                 68
--------------------------------------

Objective:        Growth of capital. Current
                  income is a secondary
                  objective
--------------------------------------------------------------------------------
Portfolio:        Primarily common and
                  preferred stocks and other
                  securities representing the
                  right to acquire common stocks
--------------------------------------------------------------------------------
Inception:        May 1, 1995
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $155,062,893
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"We buy high quality, dominant market share companies in a wide variety of industries. We believe that over the long term these companies will succeed irrespective of shorter term macroeconomic trends and that we will be rewarded for our investment patience."

                                                    -- Mario J. Gabelli, C.F.A.
                                                       Portfolio Manager

                                                 Portfolio            Schedule
                                                  Manager                of
                                                 Interview           Investments
--------------------------------------------------------------------------------
Baillie Gifford International Fund                   16                 76
--------------------------------------

Objective:        Long-term capital
                  appreciation
--------------------------------------------------------------------------------
Portfolio:        At least 80% in a diversified
                  portfolio common stocks of
                  companies domiciled outside
                  of the United States
--------------------------------------------------------------------------------
Inception:        February 8, 1991
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $652,263,045
--------------------------------------------------------------------------------

"We believe that detailed analysis of the businesses of individual companies has been the best route to investment success. As a result, we have had a low weighting in Japan for the Fund, and the Japanese holdings have been concentrated in companies that are global leaders in areas like electronics, office equipment, and auto manufacturing."

                                                            -- R. Robin Menzies
                                                               Portfolio Manager

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Baillie Gifford Emerging Markets Fund                18                 84
--------------------------------------

Objective:        Long-term capital appreciation
--------------------------------------------------------------------------------
Portfolio:        At least 65% in a portfolio
                  of common stocks issued by
                  emerging market companies
--------------------------------------------------------------------------------
Inception:        October 17, 1994
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $62,881,944
--------------------------------------------------------------------------------

"To sum up: The emerging markets have taken a beating, but the concept is still intact and good growth prospects can be found there at lower valuations than elsewhere. We need to see some stability in Asia before becoming really confident, but the longer term prospects are good."

                                                          -- Edward H. Hocknell
                                                             Portfolio Manager

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The Guardian Small Cap Stock Fund                    20                 92
--------------------------------------

Objective:        Long-term growth of capital
--------------------------------------------------------------------------------
Portfolio:        At least 85% in a diversified
                  portfolio of common stocks and
                  convertible securities issued
                  by companies with small market capitalization
--------------------------------------------------------------------------------
Inception:        July 16, 1997
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $121,585,633
--------------------------------------------------------------------------------

"In this difficult market we also emphasize systematic efforts to weed out possible sources of trouble early in the process. Companies and industries, once they begin struggling, tend to face difficulties for a long time. Investors and analysts are amazed at how far down a stock can go. While we tend to be patient long-term investors, sometimes the old Wall Street axiom of `cut your losses' is a wise one."

                                                     -- Larry Luxenberg, C.F.A.
                                                        Portfolio Manager

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Value Line Centurion Fund                            22                 106
--------------------------------------

Objective:        Long-term growth of capital
--------------------------------------------------------------------------------
Portfolio:        At least 90% common stocks
--------------------------------------------------------------------------------
Inception:        November 15, 1983
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $771,036,028
--------------------------------------------------------------------------------

"Our top-down strategy has been consistently focused on our forecast for decelerating economic growth, benign inflation, neutral monetary policy, lower interest rates, and a modest increase in corporate profits. All of these factors suggest a positive bias to the equity markets, with an emphasis on large-capitalization Blue Chip growth companies within the industry sectors identified earlier (technology, financials, retailers, healthcare, and airlines)."

                                                           -- Value Line, Inc.
                                                              Investment Adviser

                                                 Portfolio            Schedule
                                                  Manager                of
                                                 Interview           Investments
--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust          24                 114
-------------------------------------------

Objective:        High total return consistent
                  with reasonable risk
--------------------------------------------------------------------------------
Portfolio:        Stocks, bonds and money
                  market instruments
--------------------------------------------------------------------------------
Inception:        October 1, 1987
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $1,332,492,199
--------------------------------------------------------------------------------

"For stock selection, we stay with stocks that are showing strong earnings momentum and strong price momentum, relying largely on the proprietary Value Line stock ranking systems. We maintain a very diversified portfolio of over 200 stocks in many different industries, which aids in reducing risk. For bond selection, we stay with high-quality issues."

                                                           -- Value Line, Inc.
                                                              Investment Adviser

--------------------------------------------------------------------------------
MFS Growth with Income Series                        26                 126
-------------------------------------------

Objective:        Reasonable current income
                  and long-term growth of
                  capital and income
--------------------------------------------------------------------------------
Portfolio:        At least 65% of its assets
                  in equity securities that are
                  believed to have long-term
                  prospects for growth and income
--------------------------------------------------------------------------------
Inception:        October 9, 1995
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $145,486,534
--------------------------------------------------------------------------------

"We feel the strength of this portfolio's overall performance is the result of our adherence to a strong investment discipline. We invest in large-capitalization, high-quality companies, seek growth at a reasonable price, strive for a dividend yield that is 90% of that of the S&P 500, seek to keep volatility lower than that of the S&P 500, and try to stay fully invested."

                                                     -- John D. Laupheimer, Jr.
                                                        Co-Portfolio Manager

                                                     -- Kevin R. Parke
                                                        Co-Portfolio Manager

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The Guardian Separate Account D                                         30
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

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Economic Report:
----------------------------------

[Photo of Frank J. Jones, Ph. D. Chief Investment Officer]

From Goldilocks to Jekyll and Hyde

      A year ago, we described the U.S. economy as a Goldilocks economy, that is, an economy with high economic growth, low unemployment, high capacity utilization, and no real sector weakness, but also with no price or wage pressures. By mid-1998, the Goldilocks economy has given way to a Dr. Jekyll and Mr. Hyde economy, an economy with very strong domestic consumption and business investment sectors and still absent inflation, but weak export sectors, including manufacturing and agriculture, and increasing labor costs.

      What caused the transition from Goldilocks to Jekyll and Hyde? Two factors. First, the economic expansion had been too strong for too long. The expansion is into its eighth year (the last recession ended during March 1991), and real Gross Domestic Product (GDP) has grown at approximately 4% for two years. Wage and price pressures were bound to develop. Wage pressures have been developing (average hourly earnings costs increased by 4.13% over the last 12 months) and, although inflation is not a concern (over the last twelve months, the Consumer Price Index (CPI) has increased by 1.6% and the Producer Price Index (PPI) has decreased by 0.8%, respectively), neither has deflation been mentioned recently, as it frequently was earlier during the year.

      Second, on July 2, 1997, Thailand devalued its baht. Sounds innocuous enough. But what has resulted is similar to the "Butterfly Effect" from chaos theory whereby a butterfly stirring the air today in Peking can transform storm systems next month in New York. From Thailand, the crisis went to other Asian countries: Malaysia, Philippines, Indonesia, South Korea, Hong Kong (a crisis last October), and even affected Japan and potentially China. It subsequently went to the developing Eastern European countries, and even Russia. Then on to Latin America, including Brazil. And after all these, not surprisingly, to the U.S. The transmission process from Thailand to the U.S. has taken longer than many thought (last January when the effect was not yet significant, many pundits said the worst was over) but may turn out to be stronger than originally expected.

      The current symmetry in the concerns about the U.S. economy were well captured by Alan Greenspan's recent comments to Congress.

      A bullish view of the U.S. economy emphasizes:

      o  an unemployment rate near its 20-year lows;

      o consumer confidence at a 30-year high, mainly based on high employment and high personal income;

      o  a resulting high level of consumer demand; and

      o strength in the interest rate sensitive sectors of the economy, particularly housing, due to the low yield levels.

      A bearish view of the economy, however, emphasizes:

      o  weak exports, particularly to Asia, due to the strong dollar;

      o the weak export sectors particularly affected were manufacturing and agriculture (which were also affected by El Nino weather patterns); and

      o  the actual and potential effects of the G.M. strike.

      These contrary concerns have caused and will continue to cause a balance in Fed concerns and continued Fed inaction (the only Fed change since January 31, 1996 was the 25 basis point tightening of the Federal Funds Rate to 5.50% on March 25, 1997). The Fed balance is further stabilized by the absence of observed inflation (as indicated above), but offset by increasing wage inflation (as indicated above).


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                                        5

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      As the markets, and even some Fed members, have oscillated between expectations of a Fed easing and a Fed tightening, the Fed has done nothing. And at his recent Congressional testimony, while Greenspan emphasized the risk of undue economic strength more than the risk of undue economic weakness, he suggested that the Fed would most likely continue to watch vigilantly and remain inactive. The Fed will steer between the Scylla of economic strength and the Charybdis of economic weakness (which Greenspan referred to as "important crosscurrents") by maintaining an even keel.

      Greenspan's forecast for real GDP growth for 1998 was in the range of 3% to 3.25% (implying a slowing from the first quarter's 5.4% growth) and a range of 2.0% to 2.5% in 1999. The forecast for CPI was a range of from 2% to 2.5% in 1999 from less than 2% in 1998. I believe the markets would welcome these forecasts becoming reality. And I also believe that these forecasts are reasonable.

      Greenspan again alluded to the "New Paradigm" for reconciling rapid economic growth and low inflation. This paradigm suggests that recent productivity gains, most likely linked to improved technology, have been higher than in recent history and higher than measured. It may also be the reason that faster economic growth has been achieved without inflation. If so, optimistically, more rapid, non-inflationary growth could continue. It is, however, premature to declare victory for this paradigm.

      Consider the prospects for the stock market in a similar vein. The "positives" for the stock market are low inflation, low yields, at least reasonable economic growth, and, on a secular basis, very favorable demographics (the Baby Boomers are now between 34 and 52 years old, years of significant savings, and are very common stock-oriented). The "negatives" are the continuing high valuations for stocks (which are based on continued strong profit growth) and concerns about future profits, particularly related to the risks in Asia.

      We provide one other thought with respect to the stock market. Perhaps the period most like the current period was 1972, when valuations were high and market strength was narrow (old timers will remember the "nifty fifty"of this period). During December 1972, the trailing Price Earnings (P/E) ratio for the S&P 500 was 18.4; during July 1998, it was 28.1. After the nifty fifty, the S&P 500 declined by 23.15% during 1973 and 25.82% during 1974. The cause for this decline, most likely, was the beginning of the OPEC oil cartel and inflation. Could Asia be the current equivalent? Not likely, but possibly.

      While stock performance has been strong during 1998, there has been considerable variation among large cap, mid cap, and small cap stocks. A rally in small cap stocks is overdue. But do not bet on it. Not yet.

      Despite the old saw that "you can't tell a bubble until it bursts" and Greenspan's continued references to a U.S. asset bubble and "irrational exuberance," the stock market will continue to be volatile, but the onset of a bear market does not seem likely. And, in fact, Greenspan's continued caution may prove to be constructive by constraining the stock market from continued growth at an unsustainable pace.

      To consider the bright side of the Asia effect, imagine what current U.S. conditions would be without the Asian effect. Without the economy-slowing effects of Asia (during second quarter 1998 real GDP actually increased by 5.4%), the Fed would have undoubtedly tightened the Fed funds rate, most likely more than once. A not-unlikely mid-1998 scenario without Asia would be:

      o a Federal Funds rate of 6.25% (three 25 basis point tightenings) rather than the current 5.50%; and

      o a 30-year Treasury yield of 6.25% -- a flat yield curve (as of this writing, with the Federal Funds rate at 5.50% the 30-year Treasury is at 5.70%)

      And the strength of the U.S. economy without the Asian problems may not have slowed to a sustainable


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                                        6

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pace even with such Fed changes. Thus, more tightenings might be expected. And how would the stock market be performing under such actions and expectations? Not well. Thus, from a purely parochial perspective, we must say, "Thank you, Asia."

      I believe that the economy and the markets will be better served if something like Greenspan's forecast -- with Asia -- comes to pass rather than the likely ex-Asia outcome described above. And based on his track record, I'll go with Greenspan.

Regards,


/s/ Frank J. Jones

Frank J. Jones, Ph.D.
Chief Investment Officer
The Guardian Insurance & Annuity Company, Inc.


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                                       7

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The Guardian Stock Fund
-----------------------------------

[Photo of Frank J. Jones, Ph.D. Co-Portfolio Manager]

[Photo of Larry Luxenberg, C.F.A. Co-Portfolio Manager]

[Photo of John B. Murphy, C.F.A. Co-Portfolio Manager]

Q. U.S. stock market averages continued their powerful advance in the first half of 1998, although the performance for the broad market was more varied. How did the Fund perform during this time?

A. The Fund advanced 13.38%(1) in the first half of the year, compared with a total return of 17.68% for the S&P 500.(2) Over the last twelve months the Fund was up 29.22%, slightly behind the S&P 500's 30.03% total return and ahead of the 27.86% total return of the Lipper Average U.S. Growth Fund.(3)

Q. What factors affected the Fund's performance during this period?

A. Two notable policies have contributed to the Fund's recent performance. First, for most of the last four years, we have anticipated that large stocks would outperform smaller ones. Over the last three years we have increased our portfolio's weighted average market capitalization by $47.5 billion to a total of $61.5 billion as of June 30, 1998, as shown below.

                             The Guardian Stock Fund
                     Weighted Average Market Capitalization
                                  ($ Billions)

   [The following table was depicted as a bar chart in the printed material.]

          6/30/95             6/30/96             6/30/97        6/30/98
          -------             -------             -------        -------
          $14.0               $34.7               $46.1          $61.5

      Secondly, we recognized early on that the economic problems in Asia would have profound and long-lasting effects on the economies of major countries throughout the world. We have lowered our holding in companies whose profits were heavily dependent on Asia.

      The last year has been an unusual period in which the very largest stocks have dominated the stock market averages. Performance has been concentrated in a handful of huge companies such as Microsoft, General Electric and Pfizer. Part of the phenomenon can be attributed to economic fundamentals. In addition, an influx of foreign money, which generally seeks out the household names first, has had an impact. Then, too, with the current worldwide economic volatility, investors place a premium on safety.

      While there is no telling how long these trends will continue, we believe they are powerful. As of mid-year, our portfolio was positioned to benefit from a continuation of these trends into the third quarter.

Q. Were there any other important strategies that you used to manage the Fund?

A. While many foreign economies were experiencing difficulties, the domestic economy continued receiving accolades. Pundits competed to heap praise on the

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect expenses deducted from the Fund.
(3) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses.


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                                       8

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most balanced economic recovery in a generation. Among the most popular nicknames were the "Goldilocks Economy" (not too hot, not too cold, just right) and "Supertanker America."

      In our portfolio, we tried to capitalize on this state of affairs by overweighting stable, high-quality growth stocks in which the preponderance of issuers' income came from the U.S. In addition, we sought to benefit from the gradual reduction in domestic interest rates, a nearly unprecedented situation this late in a U.S. recovery. Employment remained strong, consumer confidence soared, and inflation was on the verge of disappearing.

Q. What are the portfolio's weights in different sectors and how have these affected performance this year?

A. Our sector weights are generally unchanged from last year. Our largest weighting remained in financial stocks. At mid-year, 28.1% of the portfolio was in financials compared to 17.7% for the S&P 500. Financials continue to benefit from the continuing decline in interest rates, stable economic growth, and industry consolidation.

      Our second largest concentration was in consumer staples with 12.9%, although that was under the S&P's 22.6% weighting. We have been increasing our weighting in the pharmaceutical companies but have been underweighted in such areas as tobacco and food. Pharmaceutical companies are benefiting from a golden age of discovery of important new medicines. Given the strong increase in disposable income, we have been gradually increasing our weighting in additional areas that would benefit, such as retail and homebuilders.

Q. What problems do you foresee looming that could upset this happy state of affairs?

A. The biggest concern at mid-summer had to be the continuing difficulties in Asia, including Japan. The huge contraction in economic activity there casts a shadow over worldwide commerce. If the economies of mainland Asia and Japan do not begin a bottoming process, there is a risk of spreading deflationary pressures and social chaos. Leaders worldwide recognize the scope and severity of the problems, and we are hopeful that they will act prudently.

      In the U.S., corporations have had their highest profit margins since the mid-1960's. They have benefited from a period of intense cost-cutting and reorganization, effective deployment of technology and telecommunications, and progressive management. Most companies now have little ability to raise prices and those most exposed to foreign competition must continually find new ways to lower prices. At the same time, a scarcity of workers has put pressure on wages for the first time in this recovery. As a consequence, corporate profits now seem likely to be squeezed and are particularly vulnerable to any revenue shortfalls.

      An unknown wild card is the ability of corporations and governments worldwide to adapt their computer systems to the new millenium, the "Y2K" problem. While predictions of doom are increasing, no one seems to know with any certainty what the end result will be. Hopefully, the feverish and expensive efforts underway will be successful.


--------------------------------------------------------------------------------

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The Guardian Stock Fund Profile
as of June 30, 1998
------------------------------------

                       Sector Weightings of Common Stocks
                        Held by the Fund on June 30, 1998

   [The following table was depicted as a pie chart in the printed material.]

Basic Industry                4.6%

Consumer Services             1.9%

Transportation                2.9%

Capital Goods                 5.8%

Utilities                     7.8%

Energy                       10.5%

Consumer Cyclicals           11.3%

Financial                    28.1%

Consumer Staples             12.9%

Capital Goods/Technology     12.4%

Conglomerates                 1.3%

Credit Cyclicals              0.5%

--------------------------------------------------------------------------------
                          Top 10 Holdings as of 6/30/98

   1. General Electric Co.                                  3.91%

   2. Exxon Corp.                                           3.07%

   3. Microsoft Corp.                                       2.86%

   4. Pfizer, Inc.                                          2.25%

   5. Int'l Business Machines                               2.10%

   6. Chase Manhattan Corp.                                 1.83%

   7. Storage Technology Corp.                              1.80%

   8. Wal-Mart Stores                                       1.76%

   9. BankAmerica Corp.                                     1.74%

  10. E.I. Dupont de Nemours, Inc.                          1.66%

For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Average Annual Returns for Periods Ended 6/30/98(1)

                                                                 Life of Fund
                                     1 Year  5 Years  10 Years  (since 4/13/83)
--------------------------------------------------------------------------------
 The Guardian Stock Fund             29.22%   22.47%  18.68%      18.20%
--------------------------------------------------------------------------------
 S&P 500 Index(2)                    30.03%   22.98%  18.44%      17.45%
--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect expenses that have been deducted from the Fund's return.


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                                       10

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Growth of a Hypothetical $10,000 Investment

  [The following table was depicted as a line chart in the printed material.]

                        GSF                    S&P                    CPI
                        ---                    ---                    ---
4/13/83                10000                  10000                  10000
                       10891                  10844                  10333
83                     11028                  10867                  10336
                       10684                  10328                  10571
84                     12218                  11529                  10754
                       14360                  13501                  10958
85                     16130                  15169                  11162
                       20326                  18307                  11152
86                     18889                  17985                  11295
                       22920                  22898                  11580
87                     19241                  18903                  11794
                       23115                  21283                  12029
88                     23160                  21989                  12314
                       26541                  25595                  12650
89                     28613                  28887                  12885
                       28334                  29749                  13252
90                     25224                  27959                  13680
                       29788                  31938                  13874
91                     34293                  36439                  14088
                       34598                  36196                  14302
92                     41178                  39207                  14516
                       46490                  41100                  14720
93                     49396                  43130                  14913
                       47471                  41667                  15097
94                     48767                  43679                  15311
                       58848                  52468                  15545
95                     65667                  59992                  15668
                       72792                  66015                  15973
96                     83330                  73770                  16176
                       99134                  85090                  16463
97                    112983                  94035                  16627
6/30/98               128110                 110637                  17090

A hypothetical $10,000 investment made at the inception of The Guardian Stock Fund on April 13, 1983 would have grown to $128,110 on June 30, 1998. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $110,637. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund
-----------------------------------

[Photo of Thomas G. Sorell, C.F.A.]

[Photo of Howard W. Chin Co-Portfolio Manager]

Q. How did the Fund perform during the first half of 1998?

A. The Fund performed well for the first half of 1998. The Fund had a total return of 3.96%(1) for the six months ended June 30, 1998, exceeding the return of the average fund in our Lipper Intermediate Investment Grade peer group,(2) which returned 3.79% for the same period. This group consists of variable annuity subaccounts that invest primarily in investment grade debt with average maturities of 5-10 years. Another commonly used benchmark, the Lehman Aggregate Bond Index,(3) which is not available for direct investment, returned 3.93% for the first half of 1998.

Q. What factors affected the Fund's performance?

A. Early in the year market participants expected that the Asian financial crisis would significantly slow U.S. economic growth and might motivate the Federal Reserve to ease monetary policy. However, as it became apparent that U.S. domestic demand remained robust and that the Asian effect might not reduce growth sufficiently to alleviate inflationary pressures from developing, market psychology changed to one of expecting the Fed to leave rates unchanged. The Fed's patience and inaction proved appropriate as the economy grew 5.5% in the first quarter but slowed to 1.4% in the second quarter.

      Although it was not clear to what degree the financial crisis in Asia would slow U.S. economic growth, there is no doubt that it caused a flight to quality as both U.S. and international investors sought U.S. Treasuries as a safe investment haven. By July, Treasury rates had declined 15 to 30 basis points along the yield curve, with the 30-year Treasury bond declining to its lowest level (5.57%) since first issued in 1977.

      Unlike 1997, when the Fund's performance was driven by its overweight in the spread product sectors (corporate bonds, mortgage- and asset-backed securities), performance in the first half of 1998 was driven by the Treasury sector. For the most part, spread products have lagged the performance of Treasuries in 1998. As the year began, the Fund was properly positioned for this, being overweighted in U.S. Treasuries, and the Fund's performance benefited. As the year progressed, the Fund began to reduce the Treasury position and reinvest in cheaper spread sectors, particularly corporate and mortgage-backed securities. This strategy worked until further spread widening in June, and ultimately acted as a small positive contribution to overall performance for the first half of the year.

      As mentioned earlier, the corporate bond sector experienced some volatility during the first half of 1998, returning 4.15%, as measured by the Lehman Corporate Bond Index, but underperformed comparable-duration Treasuries by 25 basis points, or 0.25%.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all Fund expenses.
(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate bonds began the year by underperforming by 54 basis points (0.54%) on a duration-adjusted basis(4) in January, and underperformed once again in June by 47 basis points (0.47%). In the intervening months, the corporate market performed fairly well, but not enough to overcome January and June's negative returns.

      Historically low interest rates were a significant contributor to the sector's underperformance as corporations deluged the market with new issuance to take advantage of attractive financing rates. As of June 30, 1998, corporate issuance had exceeded $200 billion; an increase of $70 billion relative to the comparable period last year.

      Within the corporate market, only two sectors outperformed Treasuries during the first half of 1998; Finance and Media/Cable. The Fund was well represented in these two sectors.

      The mortgage-backed securities sector returned 3.38% in the first half of 1998 as measured by the Lehman Mortgage-Backed Index, and outperformed comparable-duration Treasuries by 0.10%. Interest rate volatility continued to remain at low levels, and although low Treasury yields have caused prepayment concerns, the Fund was positioned favorably since a high percentage of its holdings were in below par mortgages, which have less exposure to prepayment risk relative to higher coupons. Much of the widening observed in the mortgage-backed sector was experienced by the higher coupons.

--------------------------------------------------------------------------------
(4) Duration-adjusted, expressed in percentage terms, represents the excess return over the weighted average return of a group of similar duration Treasuries.

--------------------------------------------------------------------------------
The Guardian Bond Fund Profile
as of June 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Average Annual Returns
                           for Periods Ended 6/30/98(1)
================================================================================
1 Year ..........................................        9.48%
5 Years .........................................        6.27%
10 Years ........................................        8.76%
Since Inception (5/1/83) ........................        9.32%
--------------------------------------------------------------------------------

      The Fund also offset some of its prepayment risk by adding mortgage-related asset-backed securities such as home equity loans and manufactured housing loans which have less incentive to refinance due to their lower loan balances. Asset-backed securities returned 3.61% as measured by the Lehman Asset-Backed Index, but turned in the best performance among the various components of the Index on a duration-adjusted basis, outperforming Treasuries by 0.21%.

Q. What strategies did you use to manage the Fund and what is your outlook for the rest of 1998?

A. Owning corporate, mortgage-backed and asset-backed securities provided a small positive return to the Fund's performance, while our early defensive position in U.S. Treasuries served us extremely well. We currently believe that corporate and mortgage-backed valuations are the most attractive that they have been in some time, but nevertheless we remain cautious and will be very selective with respect to both the corporate credits and the mortgage risk exposure we include in the Fund. As always, we will continue to adjust asset allocations to reflect changes in sector valuations and take advantage of attractive investment opportunities.

                    Composition by Asset Class as of 6/30/98

   [The following table was depicted as a line graph in the printed material.]

Mortgage Pass-Throughs                          12.4%

Yankee Bonds                                     2.2%

Asset-Backed                                    14.4%

Multi-Class MBS                                  7.3%

Corporate Bonds                                 36.9%

U.S. Government Securities                      25.7%

Cash Equivalents                                 1.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
-----------------------------------

[Photo of Mario J. Gabelli, C.F.A. Portfolio Manager]

Q. How did the Fund perform for the first six months of 1998?

A. For the six months ended June 30, 1998, the Fund's total return was 13.7%.(1) The Standard & Poor's ("S&P") 500(2) and Russell 2000 Index(3) had returns of 17.7% and 4.9%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 33.6% over the trailing twelve-month period. The S&P 500 and Russell 2000 rose 30.2% and 16.5%, respectively, over the same twelve-month period. For the three year period ended June 30, 1998, the Fund's return averaged 24.1% annually, versus average annual returns of 30.2% and 18.9% for the S&P 500 and Russell 2000, respectively. Since inception on May 1, 1995 through June 30, 1998, the Fund has had a cumulative total return of 94.9%, which equates to an average annual total return of 23.4%.

      In the second quarter of 1998, there was a continuation of the best of times for large stocks and the worst of times for small cap stocks. During the quarter, the large cap market, as measured by the S&P 500 Index, rose 3.3% while small cap stocks, as measured by the Russell 2000 Index, declined by 4.7%. U.S. Government Bonds rallied in a classic global "flight to quality," with the yield on the 30-year U.S. Treasury Bond falling to 5.57% in mid-June.

Q. What factors affected the Fund's performance?

A. In reviewing our successes during the first half of the year, retail, media and telecommunications holdings proved largely resistant to the Asian Flu. With the domestic economy still rolling along and consumer confidence at record levels, selected retailers posted solid earnings gains. Media stocks (broadcasters, cable television operators and entertainment software producers) also benefited from positive earnings reports and further consolidation in their industries. Telephone companies advanced as investors focused on the opportunities being presented by global deregulation. We believe these groups will continue to perform well in the months ahead.

      Our disappointments were largely in industry groups that were, or were likely to be impacted by Asian economic woes. Agricultural equipment manufacturers suffered as Asian economic weakness foreshadowed reduced agricultural exports and restrained cash flows for American farmers. Aircraft suppliers nose-dived as Southeast Asian airlines began scaling back expansion plans. Energy stocks contracted as weakening demand from Asia combined with weather-related factors and overproduction from OPEC nations to drop oil prices to a twelve year low. Finally, manufacturing companies going head to head with Asian competitors fell along with the yen and other Asian currencies.

Q. What strategies do you use to manage the Fund?

A. We buy high quality, dominant market share companies in a wide variety of industries. We believe that over the long term these companies will succeed irrespective of shorter term macroeconomic trends and that we will be rewarded for our investment patience.

      While investors worry about a substantial correction

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses deducted from the Fund.
(3) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The Russell 2000 is not available for direct investment, and its returns do not reflect the fees and expenses deducted from the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

or even a bear market for the Dow Jones Industrial Average and S&P 500, small cap stocks are already experiencing one. Although as of the end of second quarter 1998, the Russell 2000 is up modestly, approximately 60% of all Nasdaq-listed stocks are off 20% or more from their 52-week highs. What is wrong with small cap stocks? In our opinion, nothing. In fact, we believe that small companies operating primarily in the domestic market are far less vulnerable to Asian economic problems than the large multinationals. This has not prevented investors from abandoning small cap stocks to chase large cap stock returns. Is this likely to change in the foreseeable future? We do not know, and in a sense, do not care. We are patient value investors who count on Mr. Market's mood swings to allow us to buy quality companies at discount prices. The fact that Mr. Market, perhaps fueled by the migration of assets into S&P index funds, is mindlessly lavishing attention on large companies and ignoring more fundamentally attractive smaller ones makes it easier for us to pick up small cap stock bargains.

      As always, there are plenty of things for pessimists to worry about and for optimists to cheer. As investment realists, we do a little of both. We take the threat posed by the Asian Flu seriously. However, we believe the U.S. economy and stock market will be relatively resistant, though not immune, to this latest global financial virus. Our opinions on the economy and the market duly stated, let us remind you we spend most of our time and energy researching individual companies that we believe will do well over the longer term irrespective of shorter term economic and market trends.

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund Profile
as of June 30, 1998
-------------------------------------

--------------------------------------------------------------------------------
                             Average Annual Returns
                          for Periods Ended 6/30/98(1)
================================================================================
1 Year ...................................       33.60%
3 Years ..................................       24.10%
Since Inception (5/1/95) .................       23.44%
--------------------------------------------------------------------------------

Q. What is your outlook for the remainder of the year?

A. Is it time to quarantine your investment portfolio by significantly reducing your exposure to equities? Let's diagnose the problem and venture an opinion on just how vulnerable the U.S. economy and stock market may be. We do not expect a painless solution (for them or us) to Japan and Southeast Asia's economic problems. Japan appears committed to exporting its way out of recession rather than undertaking any serious domestic economic reforms. Without massive currency intervention, which is disruptive in its own right, we will probably continue to see a weak yen against the dollar. Despite International Monetary Fund (IMF) bailouts, most Asian currencies are likely to remain anemic. This is not good news for any American company going head to head with Japan or its Asian neighbors in the domestic and international markets. The same holds true for European manufacturers, particularly if the new euro rivals the dollar in strength.

      Additionally, the Asian Flu has some positive side effects. Lower commodity prices, low cost Asian imports and continued domestic pricing restraint should keep inflation in check and perhaps allow interest rates to trend down even further. This should help sustain the robust service sector of the economy--now 55% of U.S. Gross Domestic Product and growing. Despite Asian-induced jitters and slowing corporate profit growth, there is still a lot of money coming into equity mutual funds. The question of the day becomes how investors will react if the market waters become even choppier. Will they head to shore or simply not venture farther out to sea? With so much liquidity and the current low returns from equity alternatives, we think the latter is more likely.

      We believe it is still too early to accurately assess the impact of Asian economic distress on the U.S. economy and corporate earnings. However, Asia's problems may prolong investment uncertainty and restrain stock prices, perhaps for the balance of the year. Looking farther ahead, we believe equities will still provide investors with superior risk adjusted returns relative to other asset classes and that our value discipline will continue to reward shareholders.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
--------------------------------------

[Photo of R. Robin Menzies, Portfolio Manager]

Q. How did the Fund perform for the first six months of 1998?

A. The first six months, and particularly the second quarter of the year was packed with incident: the new European currency was successfully launched and the European Central Bank got under way, while in Asia the Japanese economy and currency weakened and the Asian crisis deepened. The contrast between generally good news in the west and bad news in the east was reflected in market movements. For the first half of 1998 the Fund returned 19.20%,(1) while the Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East
(EAFE) Index(2) returned 16.08% during this period. Even in the west, where equities performed well, there were signs that investors were beginning to favor bond markets as the quarter progressed. This tendency was less marked in Europe than it was in the U.S., where earnings growth is clearly slowing and Treasury obligations attracted those looking for a safe haven.

Q. What factors affected the Fund's performance and what strategies did you use to manage the Fund?

A. We always felt that the Asian crisis would deepen and so resisted the temptation to reinvest in those markets when they staged an ill-founded recovery earlier in the year. In fact, Asian markets have deteriorated even more than we anticipated. A vicious circle has developed in which worsening Asian prospects undermine confidence in Japanese banks and exporters, weakening the yen, which in turn makes it more difficult for the rest of Asia to export its way out of trouble. There is a danger that this vortex will suck in the Chinese, which would have a very harmful effect on the whole region. The only way for this vicious circle to be broken is for the Japanese economy to stabilize, and this requires continual fiscal stimulus (the most recently announced package is just starting to take effect) backed up by structural reform. The likelihood is that the Japanese will do just enough to stop the situation deteriorating dramatically - but the possibility that they might not is the single greatest threat to world financial markets at the moment.

      We believe that detailed analysis of the businesses of individual companies has been the best route to investment success. As a result, we have had a low weighting in Japan for the Fund, and the Japanese holdings have been concentrated in companies that are global leaders in areas like electronics, office equipment, and auto manufacturing. And it was our company analysis that deterred us from going back into the other Asian markets which bounced in the first quarter and then retreated again. We have little invested there.

      On the surface at least, it is surprising that European stock markets have continued to perform very well despite the problems of Asia. On further investigation, however, the good performance does have solid foundations:
European companies are continuing to restructure and pass on more of the benefits of their success to shareholders; euro interest rates will remain sustainably low for some time to come and, on top of this, the long-awaited recovery is finally taking place. The result is that top line growth is amplifying the effect of cost cutting, which is leading to strong earnings growth against a background of low interest rates. This happy combination is likely to persist as there is still considerable underused capacity on the Continent. It is not surprising, therefore, that Euro-

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The MSCI EAFE Index is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund's return.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

pean markets have done well and we continue to have a heavy weighting in them.

      It is worth saying something about the effect that the Asian crisis has had so far on the global economy. The crisis has had two main outcomes, as far as the rest of the world is concerned: it has altered trade patterns and depressed commodity prices. Western exports to Asia have fallen sharply, and this has shown up in deteriorating trade deficits. Few Asian countries are showing much increase in exports in U.S. dollar terms, although volumes have picked up. In any case, the effect is likely to be a slightly dampening one on growth in the West.

      Industrial commodities are now 24.3% cheaper in U.S. dollar terms than they were a year ago using the Economist index, and the Brent crude oil price is 22.3% lower. These sharp declines are damaging some countries (Chile, for example with its dependence on copper, and Norway with its huge oil revenues), but the overall effect is likely to be positive on margins and inflation.

      As a result of these two Asian effects (lower growth because of weaker trade and lower inflation), the balance of attraction tipped towards bonds in most markets during the quarter, apart from in Europe, where growth and profits remain strong.

--------------------------------------------------------------------------------
 Baillie Gifford International Fund Profile
 as of June 30, 1998
-------------------------------------------

--------------------------------------------------------------------------------
                             Average Annual Returns
                          for Periods Ended 6/30/98(1)
================================================================================
1 Year ....................................     16.40%
3 Years ...................................     19.48%
5 Years ...................................     15.63%
Since Inception (2/8/91) ..................     14.08%
--------------------------------------------------------------------------------

Q. What is your outlook for the international market?

A. The final piece of the jigsaw puzzle is the so called "technical position," in other words the supply and demand for equities in world markets. This remains extremely favorable and goes a long way to explain equity markets' resilience. The retirees of the future are pouring money into equities and there is a significant switch in favor of equities away from traditional cash and bond based investments taking place in Europe. At the same time, equity issuance remains very low. The favorable technical position and Europe's good prospects are the two main supports for our generally optimistic view.

      We are positive about Continental Europe, less so about the UK. Many of the smaller Asian economies have deep seated problems. The progress of reform in Japan is an important factor for markets. We believe that the authorities are likely to do just enough to get by. Markets in the rest of the world will probably continue to receive support from technical factors and try their hardest to put a positive interpretation on bad news from Asia.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
---------------------------------------

[Photo of Edward H. Hocknell, Portfolio Manager]

Q. How did the Fund perform during the first half of 1998?

A. For the six months ended June 30, 1998, the Fund returned -18.15%(1), compared with a return of -19.87% over the same period from the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index.(2) The Fund's performance was hit by the renewed weakness in the emerging markets following investors' reappraisal of the depth of the Asian crisis. Asian markets performed worse, but the others did not escape. One effect of the Asian crisis was to spread concerns (partially with respect to Latin America) about growth, commodity prices and the interest rates that other emerging economies would have to pay in the future. Central European markets were largely unharmed during the period (Poland's market, for example, rose by over 14%).

Q. What factors affected the performance of the Fund?

A. We remained overweighted in the Latin American and Central European markets during the period. This strategy hurt us in the first quarter of the year as Asia enjoyed a short lived recovery, but was beneficial over the period as a whole.

      The outlook for the emerging markets is clouded by the deteriorating situation in Asia. Years of low interest rates have led to excessive investment and bad debts, which have severely weakened the financial infrastructure of many Asian economies. Whatever problems Latin America suffers from, they are not the result of years of low interest rates and excessive investment. Nevertheless, emerging market investors have shown once again their tendency to tar all the emerging markets with the same brush. Geographic diversification has provided little protection (in the short term at least). There has been no place to hide.

Q. What strategies did you use to manage the Fund and what is your outlook going forward?

A. The crisis rumbles on in Asia. There will be no quick bailout on the Mexican model. Some countries have responded well to the challenge - Korea is a good example - and others, such as China, Taiwan and India, have enough momentum to maintain their growth, albeit at a lower level than in recent years. These are the countries where we have maintained an exposure for the Fund in the belief that, from a longer term perspective, some excellent companies can now be bought at very low valuations. We are keeping pretty well clear of Indonesia, Thailand and Malaysia where massive amounts of capital are still required to stabilize the situation. Our perception is that consensus expectations for Asian growth and profitability over the next couple of years are only just now beginning to catch up with reality, having previously been too high, so it is still too early to become optimistic about equity prices there. We should also like to see evidence that the Japanese yen has stabilized before becoming more confident about the region.

      The situation in Latin America is quite different. Governments there reacted sensibly to the Asian crisis; although growth has decelerated as rates have had to rise, we do not expect the tough monetary disciplines of recent years to be abandoned. Shares are rea-

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (EMF) is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets which may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

sonably valued on undemanding expectations for earnings growth, and the better companies have continued to cut costs and consolidate. We think the fears about continuing reform in Brazil are overdone; the market is now trading at less than 10 times 1998 earnings and has been depressed by extraneous concerns (a possible currency crisis in Russia, for example). The Fund now has a heavy weighting in Brazil.

      We have recently become more optimistic about Central Europe (Poland, Hungary and the Czech Republic). Markets there have been quite weak and are reasonably valued. We expect them to show good earnings growth again this year. They are all beneficiaries of a stronger recovery than expected in Germany, and there is now the prospect (however distant) of eventual inclusion in the single European currency, which will have a beneficial effect on interest rates and long term inflation expectations.

      To sum up: The emerging markets have taken a beating, but the concept is still intact and good growth prospects can be found there at lower valuations than elsewhere. We need to see some stability in Asia before becoming really confident, but the longer term prospects are good.

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund Profile
as of June 30, 1998
---------------------------------------------

--------------------------------------------------------------------------------
                             Average Annual Returns
                          for Periods Ended 6/30/98(1)
================================================================================
1 Year ..................................       -30.78%
3 Years .................................         2.22%
Since Inception (10/17/94) ..............        -2.52%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   [The following table was depicted as a line graph in the printed material.]

Europe                                   16.8%

South Africa                              4.0%

Cash                                      7.1%

Asia                                     20.9%

Latin America                            51.2%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Top 10 Holdings

    Company                         Country                Nature of Company

  1. Petrobras                      Brazil                 Energy

  2. Telebras ADR                   Brazil                 Telecommunications

  3. Telesp                         Brazil                 Telecommunications

  4. CIE                            Mexico                 Media & Entertainment

  5. Bank Roswoju Eksport           Poland                 Banking

  6. Comp. Brasileiras de Dist.     Brazil                 Retail

  7. Banco Itau                     Brazil                 Banking

  8. Elektrim                       Poland                 Electricals

  9. Richter Gedeon                 Hungary                Pharmaceuticals

 10. Bank Handlowy                  Poland                 Banking

For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
----------------------------------

[Photo of Larry Luxenberg, C.F.A. Portfolio Manager]

Q. Small cap stocks have been ignored in this market, which has favored large cap stocks. How has the Fund fared during the first half of 1998?

A. This has been a discouraging period for small cap stocks as investors seem to ignore any good news and cling to anything bad. In spite of this, the actual returns have not been too bad. In the first half of 1998, the Fund had a return of 7.56%,(1) compared to 4.93% for the Russell 2000,(2) a leading index of small cap performance. From July 16, 1997, the date the Fund commenced operations, through June 30, 1998, the Fund had a return of 23.36%, compared to 13.60% for the Russell 2000 and 24.24% for the S&P 500.(3)

Q. What were the significant factors that affected the Fund's performance?

A. We continued to overweight financial stocks, which have benefited from the current benign interest rate environment. Additionally, we added to our holdings in retailers, homebuilders and business services, which are benefiting from the extended recovery, high consumer confidence and increasing disposable income.

      In this difficult market we also emphasize systematic efforts to weed out possible sources of trouble early in the process. Companies and industries, once they begin struggling, tend to face difficulties for a long time. Investors and analysts are always amazed at how far down a stock can go. While we tend to be patient long-term investors, sometimes the old Wall Street axiom of "cut your losses" is a wise one.

Q. What strategies are used to manage the Fund?

A. We look for dynamic companies with sound business models able to exploit opportunities in our fast-changing economy. Many of our companies are in businesses that did not exist a decade ago.

      Also, we continue to invest in companies whose operations are largely domestic. Most of our companies do not have much direct exposure to the Asian economies. Meanwhile, we have been looking for companies in market niches, who can heavily influence their own fate regardless of external economic forces. With outsourcing and partnerships so prevalent, small companies with important breakthroughs are able to grow much faster than in the past.

Q. What is the outlook for small cap stocks?

A. While small cap stocks have trailed the broad market recently, historically they have outperformed large cap stocks, according to a recent Ibbotson Sinquefield study.(4) The timing of any switch in performance is uncertain, but the fundamental outlook continues to improve.

      While some small caps have had unexpected earnings difficulties, so too have some large cap stocks.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The Russel 2000 is not available for direct investment, and its returns do not reflect the fees and expenses deducted from the Fund.
(3) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses deducted from the Fund.
4 The study is taken from Stocks, Bonds, Bills & Inflation 1997 Yearbook,(TM) Ibbotson, Chicago (annually updates work by Roger G. Ibbotson and Rex Sinquefield).


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

But what is harder to explain is why small cap companies that have performed well and met or exceeded investors expectations still lag the bigger cap stocks. One reason is that in times of turmoil, investors prefer perceived safety as opposed to opportunity -- fear triumphs over greed. With the cloud of financial meltdown and disarray in Asia overhanging our markets, investors have continued to gravitate to the largest companies. A second reason is the continued popularity of indexing, much of which is tied to the S&P 500. In the short-run this becomes a self-fulfilling prophecy in which cash is blindly thrown at the largest stocks. Thirdly, the U.S. economic recovery, which began during the Gulf War, is now one of the longest on record. In the early phases, corporate profit growth was rapid. Companies had downsized during the recession and profitability soared afterwards.

      Now after years of near record margins and profitability, companies are having difficulty maintaining that growth. Pricing power is confined to small sectors of the economy, wages are rising and cost cutting opportunities are much diminished. Productivity, however, has been improving. Normally, late in a bull market, investors turn to smaller and more speculative issues as performance gets harder to come by. Lately, much of that sort of attention has been confined to internet stocks and other technology issues. Investment fads can persist for long periods. In time, though, these excesses or neglected securities tend to correct. No doubt in some future report we will be remarking that small caps are the current "smash hit" among investors.

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund Profile
as of June 30, 1998
-----------------------------------------

                          Top 10 Holdings as of 6/30/98

    1. AFC Cable Systems, Inc.                              3.03%

    2. Fidelity National Financial, Inc.                    2.60%

    3. Ethan Allen Interiors, Inc.                          2.38%

    4. National RV Holdings, Inc.                           1.18%

    5. Lone Star Industries, Inc.                           1.13%

    6. Northwest Pipe Co.                                   1.09%

    7. Hain Food Group, Inc.                                1.07%

    8. Shopko Stores, Inc.                                  1.06%

    9. Southdown, Inc.                                      1.00%

   10. Harte-Hanks Communications                           0.95%

For a complete list of portfolio holdings, please see the Schedule of Investments.

--------------------------------------------------------------------------------
                                 Total Return(1)
================================================================================
Since Inception (7/16/97).................................   22.35%
--------------------------------------------------------------------------------

                       Sector Weightings of Common Stocks

   [The following table was depicted as a pie chart in the printed material.]

Utilities                               0.3%

Credit Cyclicals                        4.0%

Consumer Cyclicals                     20.7%

Transportation                          4.9%

Consumer Services                       6.5%

Financial                              22.5%

Consumer Staples                        7.5%

Basic Industry                          4.2%

Energy                                  5.2%

Capital Goods/Technology               13.6%

Capital Goods                          10.6%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund
-------------------------------------

Q. How did the Fund perform for the first six months of 1998?

A. For the six months ended June 30, 1998, the Centurion Fund produced a total return of 15.64%,(1) compared with total returns of 17.68% for the S&P 500(2) and 14.11% for the Dow Jones Industrial Average.(3)

      After a checkered start to the year, amid lingering global concerns about developments in Southeast Asia, Latin America, and the Middle East, the combination of Value Line's top-down analysis and bottoms-up stock selection has fared better as 1998 progressed, resulting in strengthening relative performance.

Q. What factors affected the performance of the Fund?

A. From a bottom-up standpoint, the Value Line Timeliness Ranking System had an excellent first half in 1998, with each of its five "ranks" performing exactly in line. That is, stocks included in the System's Rank 1 category (the highest rating) outperformed Rank 2's on an overall basis, which outperformed Rank 3's on an overall basis, etc. From a sector standpoint, our proprietary systems and models continued to identify those industries that are producing robust earnings growth, principally technology (with a software, hardware and networking focus); financial services (with a broad smattering of brokers, banks, insurers, and consumer finance companies); retailers; and consumer nondurables (with an emphasis on healthcare).

Q. What strategies did you use to manage the Fund?

A. Our top-down strategy has been consistently focused on our forecast for decelerating economic growth, benign inflation, neutral monetary policy, lower interest rates, and a modest increase in corporate profits. All of these factors suggest a positive bias to the equity markets, with an emphasis on large-capitalization Blue Chip growth companies within the industry sectors identified earlier (technology, financials, retailers, healthcare, and airlines).

Q. What are your expectations for the rest of 1998?

A. Looking forward, we believe that developments in Japan hold the key to the performance of the U.S. financial markets. In a stunning turn of events, Japan's Liberal Democratic Party recently suffered a humiliating defeat in parliamentary elections, as voters expressed their displeasure with the ruling party's confusion and lack of decision in dealing with the country's worst economic crisis in more than half a century. Moreover, Prime Minister Hashimoto resigned in reaction to this vote of no confidence.

      For U.S. financial markets, this introduces a significant element of uncertainty, as we have no idea whether the new Prime Minister's political and economic agenda will include a sorely needed overhaul of its banking system, permanent tax cuts, an increase in government spending, and/or lower interest rates. In fact, if Japan's reform efforts to emerge from recession are unsuccessful, then the recent coordinated currency intervention to support the yen/dollar relationship could prove to be short lived.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses deducted from the Fund.
(3) The Dow Jones Industrial Average (DJIA) is an unmanaged average of 30 industrial stocks listed on the New York Stock Exchange that, like the S&P 500 Index, is generally considered to be representative of U.S. stock market performance. The DJIA is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Nevertheless, investors appear satisfied that any political change in Japan will likely result in positive economic reform, and U.S. financial markets surged to record highs in the days following the election.

      Back in the United States, we do not believe that the upwardly revised 5.5% level of Gross Domestic Product (GDP) growth reported is sustainable for the following reasons: the weakness in end-market demand for U.S. goods from troubled Southeast Asian countries, the strong dollar (which makes our exports more expensive), the planned reduction of the U.S. inventory overhang, and the contentious General Motors labor strike. All in, we are forecasting a deceleration in GDP growth throughout the balance of 1998.

      We continue to believe that inflation will remain muted, with consumer and wholesale levels estimated at 2.0% or less during 1998. Although the U.S. job market has been very tight, there is very little pricing power for U.S. companies in the midst of a competitive global marketplace. As a result, companies do not appear to have the ability to fully pass along the cost of their employees' higher wages to their customers in the form of higher prices, for fear of losing market share. This developing trend should continue to pressure margins and corporate profits, and we are forecasting only moderate earnings growth of about 6% in 1999.

      It remains our long-held belief that Fed Chairman Alan Greenspan does not wish to potentially exacerbate a global currency or economic crisis by raising interest rates, so we expect a neutral U.S. monetary policy indefinitely.

      After surging to record highs earlier this summer, the Dow Jones Industrial Average has corrected, reflecting investor concern about the Asian impact on second quarter 1998 earnings. We believe that this consolidation could serve as an attractive longer-term buy point, once we get through the release of earnings. More strength in the market could be expected through Labor Day in a late summer rally, before the market potentially succumbs to seasonal third quarter 1998 earnings concerns during September and October.

--------------------------------------------------------------------------------
Value Line Centurion Fund Profile
as of June 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Average Annual Returns
                          for Periods Ended 6/30/98(1)
================================================================================
1 Year .................................       27.71%
5 Years ................................       18.24%
10 Years ...............................       18.12%
Since Inception (11/15/83) .............       14.75%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
--------------------------------------------

Q. How did the SAM Trust perform in the first half of 1998?

A. The Trust earned a total return of 15.36% in the six-month period ended June 30, 1998, nearly equaling its full-year return for 1997.(1) This compared with a total return of 17.68% for the unmanaged Standard & Poor's 500 Index(2) and a total return of 4.17%% for the unmanaged Lehman Government/Corporate Bond Index(3) in the first half of 1998.

      For these six months, the Trust ranked 11 out of 342 funds in the flexible variable annuity category (separate accounts), according to Lipper Analytical Services.4 For the 12-month period through June 30, the Trust ranked 4 out of 320 funds in its category; for five years, it ranked 24 out of 112 funds; for ten years, 1 out of 35 funds.

Q. What factors affected performance of the Trust in the six-month period?

A. One key plus was the Trust's increased allocation to stocks. Through most of 1997, only about 45% of the Trust's assets were in stocks, with the remainder in bonds and cash. In the final two months of 1997 and the first quarter of 1998, we gradually moved the stock allocation up to about 75%. Given the strong market in this year's first half, this proved to be the right move.

      Another plus was good stock selection. The Trust's stock portfolio outperformed the S&P 500, in spite of the marked relative weakness of the stock market's smaller-company stocks (those with market capitalizations of under $5 billion), which make up nearly half of the Trust's stockholdings.

Q. Why did you increase the Trust's investment in stocks?

A. To determine asset allocation among the three asset classes (stocks, bonds, cash), we use Value Line's proprietary stock and bond models. Our models incorporate a number of different financial and economic variables; from these are generated forecasts of the total returns from stocks and bonds in the coming six months. Last October, the stock market fell in the wake of the economic crisis in Asia. The cheaper stock prices, combined with falling interest rates, turned our model more favorably toward the stock market. In the months ahead, unless we see a large change in stock prices or interest rates, we expect the Trust's allocation to remain at about 75% stocks, 15%-20% bonds, and 5%-10% cash. This compares to the Trust's prescribed central tendency of 55% stocks, 35% bonds, and 10% cash.

Q. What strategies were used in stock and bond selection?

A. For stock selection, we stay with stocks that are showing strong earnings momentum and strong price momentum, relying largely on the proprietary Value Line stock ranking systems. We maintain a very diversified portfolio of over 200 stocks in many different industries, which aids in reducing risk. For bond selection, we stay with high-quality issues. This year, we have continued our program of swapping out of some U.S. Treasuries and into U.S. agencies and high-rated corporate bonds, where relative yields have become more attractive.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses deducted from the Fund.
(3) The Lehman Government/Corporate Bond Index is an unmanaged index that is generally considered to be representative of U.S. government and corporate bond market activity. The Lehman Government/Corporate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
Profile as of June 30, 1998
-------------------------------------------

--------------------------------------------------------------------------------
                             Top Ten Stock Holdings

  1. General Electric Co.

  2. Pfizer Inc.

  3. Tyco International Ltd.

  4. Omnicom Group Inc.

  5. Safeway Inc.

  6. WalMart Stores Inc.

  7. Kohls Corp.

  8. Compuware Corp.

  9. Symbol Technologies, Inc.

 10. Zions Bancorporation

For a complete list of portfolio holdings, please see the Schedule of Investments.

--------------------------------------------------------------------------------
                             Average Annual Returns
                          for Periods Ended 6/30/98(1)
================================================================================
1 Year .................................      24.66%
5 Years ................................      14.83%
10 Years ...............................      16.08%
Since Inception (10/1/87) ..............      15.18%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   [The following table was depicted as a pie chart in the printed material.]

                      Portfolio Composition by Asset Class

                    December 31, 1997                   June 30, 1998
                    -----------------                   -------------
     Cash                  15.7%                              3.7%
     Bonds                 27.4%                             17.6%
     Stocks                56.9%                             78.7%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Growth with Income Series
---------------------------------

[Photo of John D. Laupheimer, Jr. Co-Portfolio Manager]

[Photo of Kevin R. Parke Co-Portfolio Manager]

Q. For the six months ended June 30, 1998, how did the Series perform?

A. For the six months ended June 30, 1998, the Series provided a total return of 16.12% (including the reinvestment of any distributions).(1) This compares to a 17.71% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.(2)

Q. What factors affected the Series' performance and what strategies did you use to manage the Series during this period?

A. We feel the strength of this portfolio's overall performance is the result of our adherence to a strong investment discipline. We invest in large-capitalization, high-quality companies, seek growth at a reasonable price, strive for a dividend yield that is 90% of that of the S&P 500, seek to keep volatility lower than that of the S&P 500, and try to stay fully invested. As important, MFS(R) Original Research(SM), our process of selecting stocks through in-depth fundamental analysis of companies' earnings outlooks, managements, business models, competitive strategies, market positions, and growth prospects, sets us apart and has been a clear factor in our success.

      In the financial services sector, we're featuring investments in insurance companies based on funda mental strengths and as a means of leveraging the growing trend toward consolidation in this industry. Consolidation should allow companies to function more efficiently and produce cleaner, more profitable balance sheets, which positively impact share prices. Because consolidation in the insurance industry is a newer phenomenon than it is in the banking business, we are focusing less on banking and brokerage stocks. Some key holdings for the sector include Hartford Financial Services, Chubb, and Allstate.

      Air Products, an industrial gas company, is a new stock in the portfolio's top 10 that exemplifies the type of company we seek out. It locates its plants at customer sites, and customers contract to take a certain amount of product or to pay the difference for what they don't use. Any excess product that the plant can make is sold to other customers, which helps keep plants running more profitably. Also, the company has modified its management compensation plan to focus on earnings growth. As a result, Air Products is more rigorously examining its corporate investments, which has helped earnings growth more easily reach the bottom line. The company has potential earnings growth in the mid teens, and its stock sells for a reasonable price given its earnings prospects, so we get growth at a good price.

      One of the household names in the portfolio, and a long-term holding, is Gillette. Its much-touted new razor product is an excellent example of the strength of the company's business model. Unlike companies that rely on gaining new customers or increasing

--------------------------------------------------------------------------------
(1) All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than the original cost. Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. All results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect expenses deducted from the Fund.


--------------------------------------------------------------------------------
consumption among existing customers, Gillette has built a successful business by constantly improving its products and convincing customers to pay more for them.

      Consolidation is a theme that has been prominent in many industries recently. Among mergers that have had an impact on this portfolio is the one between American Home Products (AHP) and Monsanto. This is a very strategic merger for both companies. American Home Products, one of the world's largest pharmaceutical and health care companies, produces products such as Advil and Robitussin. Monsanto, in addition to producing well-known products like NutraSweet and Round-Up, has cutting-edge agricultural products that should thrive under AHP's management and strong financial discipline. We are optimistic about the new company's growth prospects.

      While the portfolio is allowed to invest up to 35% of assets in international stocks, we'll probably never reach that level. Currently, we're only about 8% invested in non-U.S. dollar stocks and feel that 10% to 15% is a reasonable maximum. Investing in foreign and emerging market securities involves special risks. These risks may increase share price volatility. Please see a prospectus for details. We only invest overseas if we find a company with quality and growth potential equivalent to those of a U.S. company and whose stock is selling at a discount sufficient to compensate for currency risk. As a result of this investment strategy, the portfolio doesn't have much exposure to economies in Asia such as Malaysia, Indonesia, and Singapore. Japan is a consumer economy, and some of our holdings have a presence there.

      However, U.S. companies have had a hard time selling products in Japan because of that country's trade barriers. This has provided some protection that, combined with the strength of the European and American economies, has limited the impact of Asian turmoil on stocks in the portfolio.

--------------------------------------------------------------------------------
                             Average Annual Returns
                          for Periods Ended 6/30/98(1)
================================================================================
1 Year ..................................       27.77%
Since Inception (10/9/95) ...............       28.96%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Top Ten Stock Holdings
--------------------------------------------------------------------------------
1.    Bristol-Myers Squibb Co.

2.    Exxon Corp.

3.    US Bancorp

4.    Air Products & Chemicals, Inc.

5.    Beneficial Corp.

6.    General Electric Co.

7.    American Home Products Corp.

8.    British Petroleum PLC

9.    Microsoft Corp.

10.   Hartford Financial Services Group, Inc.

For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund
--------------------------------

[Photo of Alexander M. Grant, Jr. Portfolio Manager]

Q. How did the Fund perform during the first half of 1998?

A. As of June 26, 1998, the effective 7-day annualized yield for the Fund was 5.06%.(1) The Fund produced an annualized total return of 5.07%(2) in the first half of 1998. In contrast, the effective 7-day annualized yield of Tier One money market funds, as measured by IBC Financial Data, was 4.91% on June 26, 1998. These funds had a six-month total return of 4.95% for the period ended June 30, 1998. IBC Financial Data is a research firm that tracks money market funds.

Q. What was your investment strategy during the year?

A. The Guardian Cash Fund is a place for our investors to put their money while they determine their preferred long term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service, Inc., and Standard & Poor's Corporation for the Fund's portfolio. At month-end June 1998, most of the portfolio (94.4%) was invested in commercial paper; the balance (5.6%) was invested in repurchase agreements.

Q. What factors affected the Fund's performance?

A. Money market funds are directly affected by the actions of the Federal Reserve Board. The Federal Reserve last changed the Fed Funds target from 5.25% to 5.50% on March 25,1997. The Discount Rate was left unchanged at 5.00%. This move followed several months of strong economic data, particularly with respect to housing data, consumer consumption and payroll data, but has since held steady in the absence of consistent inflation indicators. The Fed Funds target is the rate at which banks can borrow from each other overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the Federal Reserve. Uncertainty with the direction of the stock market contributed to large daily inflows and outflows of funds in the Cash Fund. As the stock market rallied, our investors transferred cash to equity funds. During those times when the stock market stalled, we saw cash inflows. Another factor affecting performance was the portfolio's average maturity -- 29 days as of June 30, 1998. The average Tier One money market fund as measured by IBC Financial Data had an average maturity of 52 days.

--------------------------------------------------------------------------------
INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE FUND SEEKS TO MAINTAIN A STABLE PRICE OF $10.00 PER SHARE, THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Yields are annualized historical figures. Effective yield assumes that income is reinvested. Yields will vary as interest rates change. Past performance is not a guarantee of future results.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                       This page intentionally left blank.


--------------------------------------------------------------------------------

---------
Separate
Account D
---------
    1
---------

--------------------------------------------------------------------------------
The Guardian Separate Account D
----------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (Unaudited)

                                                                                Guardian        Guardian        Guardian
                                                                                  Stock           Bond            Cash
                                                                Combined          Fund            Fund            Fund
                                                             --------------------------------------------------------------
FIFO Cost .................................................              --  $1,657,301,684  $  211,607,488  $  217,973,758
                                                             ==============================================================
Assets:
    Shares owned in underlying fund -- Note 1 .............              --      45,061,306      17,374,348      21,797,376
    Net asset value per share (NAV) .......................              --           50.62           12.28           10.00
      Total Assets (Shares x NAV) .........................  $4,640,939,710   2,281,003,309     213,356,996     217,973,758
                                                             --------------  --------------  --------------  --------------
Liabilities:
    Risk charges and other liabilities ....................      20,802,216       1,424,374         126,989      17,994,286
                                                             --------------  --------------  --------------  --------------
      Net Assets -- Note 3 ................................  $4,620,137,494  $2,279,578,935  $  213,230,007  $  199,979,472
                                                             ==============  ==============  ==============  ==============

                                                                                                 Baillie
                                                                 Gabelli         Baillie         Gifford        Guardian
                                                                 Capital         Gifford        Emerging          Small
                                                                  Asset       International      Markets        Cap Stock
                                                                  Fund            Fund            Fund            Fund
                                                             --------------------------------------------------------------
FIFO Cost .................................................  $   93,778,455  $  250,064,536  $   47,636,934  $   59,673,108
                                                             ==============================================================
Assets:
    Shares owned in underlying fund -- Note 1 .............       6,740,966      15,244,418       4,192,922       4,210,133
    Net asset value per share (NAV) .......................           17.40           21.57            8.26           14.55
      Total Assets (Shares x NAV) .........................     117,292,806     328,822,092      34,633,532      61,257,441
                                                             --------------  --------------  --------------  --------------
Liabilities:
    Risk charges and other liabilities ....................          78,636         197,054          23,509          49,855
                                                             --------------  --------------  --------------  --------------
      Net Assets -- Note 3 ................................  $  117,214,170  $  328,625,038  $   34,610,023  $   61,207,586
                                                             ==============  ==============  ==============  ==============

                                                                               Value Line
                                                                                Strategic
                                                                Value Line        Asset         MFS Growth
                                                                 Centurion     Management       with Income
                                                                   Fund           Trust           Series
                                                             ----------------------------------------------
FIFO Cost .................................................  $  313,726,699  $  696,641,027  $   23,107,290
                                                             ==============================================
Assets:
    Shares owned in underlying fund -- Note 1 .............      13,105,989      38,201,572       1,286,324
    Net asset value per share (NAV) .......................           29.51           25.53           19.09
      Total Assets (Shares x NAV) .........................     386,757,727     975,286,122      24,555,927
                                                             --------------  --------------  --------------
Liabilities:
    Risk charges and other liabilities ....................         263,408         617,484          26,621
                                                             --------------  --------------  --------------
      Net Assets -- Note 3 ................................  $  386,494,319  $  974,668,638  $   24,529,306
                                                             ==============  ==============  ==============

--------------------------------------------------------------------------------
The Guardian Separate Account D
--------------------------------------------

STATEMENT OF OPERATIONS
Six Months Ended June 30, 1998

                                                                                Guardian        Guardian        Guardian
                                                                                  Stock           Bond            Cash
                                                                Combined          Fund            Fund            Fund
                                                             --------------------------------------------------------------
Investment Income
 Income:
    Reinvested dividends ..................................  $   21,712,022  $    9,707,687  $    5,306,133  $    5,200,110
 Expenses -- Note 4:
    Mortality and expense risk charges ....................      27,137,455      13,304,937       1,244,502       1,562,872
                                                             --------------  --------------  --------------  --------------
 Net investment income/(expense) ..........................      (5,425,433)     (3,597,250)      4,061,631       3,637,238
                                                             --------------  --------------  --------------  --------------
Realized and Unrealized Gain/(Loss)
from Investments
 Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments .....      98,134,010      57,808,004        (755,785)             --
    Reinvested realized gain distributions ................      61,871,547      59,566,124              --              --
                                                             --------------  --------------  --------------  --------------
    Net realized gain/(loss) on investments ...............     160,005,557     117,374,128        (755,785)             --
                                                             --------------  --------------  --------------  --------------
 Unrealized appreciation/(depreciation) of investments:
    End of period .........................................   1,069,428,731     623,701,625       1,749,508              --
    Beginning of period ...................................     710,008,733     473,799,546      (1,921,239)             --
                                                             --------------  --------------  --------------  --------------
    Change in unrealized appreciation/(depreciation) ......     359,419,998     149,902,079       3,670,747              --
                                                             --------------  --------------  --------------  --------------
 Net realized and unrealized gain/(loss) from
  investments .............................................     519,425,555     267,276,207       2,914,962              --
                                                             --------------  --------------  --------------  --------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations .........................................  $  514,000,122  $  263,678,957  $    6,976,593  $    3,637,238
                                                             ==============  ==============  ==============  ==============

                                                                                                 Baillie
                                                                 Gabelli         Baillie         Gifford        Guardian
                                                                 Capital         Gifford        Emerging          Small
                                                                  Asset       International      Markets        Cap Stock
                                                                  Fund            Fund            Fund            Fund
                                                             --------------------------------------------------------------
Investment Income
 Income:
    Reinvested dividends ..................................  $           --  $    1,206,258  $      265,244  $       26,590
 Expenses -- Note 4:
    Mortality and expense risk charges ....................         647,138       1,756,472         238,658         360,465
                                                             --------------  --------------  --------------  --------------
 Net investment income/(expense) ..........................        (647,138)       (550,214)         26,586        (333,875)
                                                             --------------  --------------  --------------  --------------
Realized and Unrealized Gain/(Loss)
from Investments
 Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments .....       2,667,085       7,352,967        (408,371)      1,565,001
    Reinvested realized gain distributions ................              --       1,877,907              --         427,516
                                                             --------------  --------------  --------------  --------------
    Net realized gain/(loss) on investments ...............       2,667,085       9,230,874        (408,371)      1,992,517
                                                             --------------  --------------  --------------  --------------
 Unrealized appreciation/(depreciation) of investments:
    End of period .........................................      23,514,351      78,757,556     (13,003,402)      1,584,333
    Beginning of period ...................................      13,105,981      35,808,496      (5,049,794)        (83,293)
                                                             --------------  --------------  --------------  --------------
    Change in unrealized appreciation/(depreciation) ......      10,408,370      42,949,060      (7,953,608)      1,667,626
                                                             --------------  --------------  --------------  --------------
 Net realized and unrealized gain/(loss) from
  investments .............................................      13,075,455      52,179,934      (8,361,979)      3,660,143
                                                             --------------  --------------  --------------  --------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations .........................................  $   12,428,317  $   51,629,720  $   (8,335,393) $    3,326,268
                                                             ==============  ==============  ==============  ==============

                                                                               Value Line
                                                                                Strategic
                                                                Value Line        Asset         MFS Growth
                                                                 Centurion     Management       with Income
                                                                   Fund           Trust           Series
                                                             ----------------------------------------------
Investment Income
 Income:
    Reinvested dividends ..................................  $           --  $           --  $           --
 Expenses -- Note 4:
    Mortality and expense risk charges ....................       2,282,479       5,645,657          94,275
                                                             --------------  --------------  --------------
 Net investment income/(expense) ..........................      (2,282,479)     (5,645,657)        (94,275)
                                                             --------------  --------------  --------------
Realized and Unrealized Gain/(Loss)
from Investments
 Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments .....       9,957,312      19,744,701         203,096
    Reinvested realized gain distributions ................              --              --              --
                                                             --------------  --------------  --------------
    Net realized gain/(loss) on investments ...............       9,957,312      19,744,701         203,096
                                                             --------------  --------------  --------------
 Unrealized appreciation/(depreciation) of investments:
    End of period .........................................      73,031,028     278,645,095       1,448,637
    Beginning of period ...................................      28,684,731     165,611,740          52,565
                                                             --------------  --------------  --------------
    Change in unrealized appreciation/(depreciation) ......      44,346,297     113,033,355       1,396,072
                                                             --------------  --------------  --------------
 Net realized and unrealized gain/(loss) from
  investments .............................................      54,303,609     132,778,056       1,599,168
                                                             --------------  --------------  --------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations .........................................  $   52,021,130  $  127,132,399  $    1,504,893
                                                             ==============  ==============  ==============

                        See notes to financial statements

--------------------------------------------------------------------------------


                                    30 & 31

---------
Separate
Account D
---------
   1
---------

--------------------------------------------------------------------------------
The Guardian Separate Account D
----------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 1997 (Audited) and
Six Months Ended June 30, 1998 (Unaudited)

                                                                                Guardian       G uardian        Guardian
                                                                                  Stock           Bond            Cash
                                                                Combined          Fund            Fund            Fund
                                                             --------------------------------------------------------------
----------------------------------------
1997 Increase/(Decrease) from Operations
----------------------------------------
 Net investment income/(expense) ..........................  $   24,403,220  $     (485,841) $   10,277,567  $    7,514,419
 Net realized gain/(loss) from sale of investments ........      93,771,904      40,363,364      (1,580,616)             --
 Reinvested realized gain distributions ...................     389,250,547     222,316,734              --              --
 Change in unrealized appreciation/(depreciation)
   of investments .........................................     234,897,939     236,363,291       6,188,992              --
                                                             --------------  --------------  --------------  --------------
 Net increase/(decrease) resulting from operations ........     742,323,610     498,557,548      14,885,943       7,514,419
                                                             --------------  --------------  --------------  --------------
--------------------------
1997 Contract Transactions
--------------------------
 Net contract purchase payments ...........................     512,922,473     252,679,999      16,580,207      77,967,964
 Transfer between/within separate accounts ................       4,895,684      56,405,473      (4,595,729)    (50,862,109)
 Administrative charges -- Note 4 .........................      (2,693,491)     (1,235,570)       (147,080)       (115,908)
 Redemptions and annuity benefits .........................    (260,640,500)   (102,273,300)    (18,796,598)    (35,040,921)
  Transfers -- other ......................................          73,753           9,024            (779)          1,794
                                                             --------------  --------------  --------------  --------------
 Net increase/(decrease) from contract transactions .......     254,557,919     205,585,626      (6,959,979)     (8,049,180)
                                                             --------------  --------------  --------------  --------------
Actuarial Increase in Reserves for Contracts in
   Payment Period .........................................         138,877          18,818           7,851          47,476
                                                             --------------  --------------  --------------  --------------
Total Increase/(Decrease) in Net Assets ...................     997,020,406     704,161,992       7,933,815        (487,285)
 Net Assets at December 31, 1996 ..........................   3,194,746,864   1,375,824,020     202,854,919     188,161,048
                                                             --------------  --------------  --------------  --------------
 Net Assets at December 31, 1997 ..........................  $4,191,767,270  $2,079,986,012  $  210,788,734  $  187,673,763
                                                             ==============  ==============  ==============  ==============
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
 Net investment income/(expense) ..........................  $   (5,425,433) $   (3,597,250) $    4,061,631  $    3,637,238
 Net realized gain/(loss) from sale of investments ........      98,134,010      57,808,004        (755,785)             --
 Reinvested realized gain distributions ...................      61,871,547      59,566,124              --              --
 Change in unrealized appreciation/(depreciation)
   of investments .........................................     359,419,998     149,902,079       3,670,747              --
                                                             --------------  --------------  --------------  --------------
 Net increase/(decrease) resulting from operations ........     514,000,122     263,678,957       6,976,593       3,637,238
                                                             --------------  --------------  --------------  --------------
--------------------------
1998 Contract Transactions
--------------------------
 Net contract purchase payments ...........................     103,312,906      53,089,958       4,479,429       6,778,118
 Transfer between/within separate accounts ................           9,213     (36,298,489)      1,829,591      27,305,171
 Administrative charges -- Note 4 .........................      (1,667,795)       (837,378)        (73,498)        (55,639)
 Redemptions and annuity benefits .........................    (187,463,105)    (80,132,641)    (10,774,359)    (25,345,295)
  Transfers -- other ......................................         108,845          69,831          (4,189)        (12,537)
                                                             --------------  --------------  --------------  --------------
 Net increase/(decrease) from contract transactions .......     (85,699,936)    (64,108,719)     (4,543,026)      8,669,818
                                                             --------------  --------------  --------------  --------------
Actuarial Increase in Reserves for Contracts in
   Payment Period .........................................          70,038          22,685           7,706          (1,347)
                                                             --------------  --------------  --------------  --------------
Total Increase/(Decrease) in Net Assets ...................     428,370,224     199,592,923       2,441,273      12,305,709
 Net Assets at December 31, 1997 ..........................   4,191,767,270   2,079,986,012     210,788,734     187,673,763
                                                             --------------  --------------  --------------  --------------
 Net Assets at June 30, 1998 ..............................  $4,620,137,494  $2,279,578,935  $  213,230,007  $  199,979,472
                                                             ==============  ==============  ==============  ==============

                                                                                                 Baillie
                                                                 Gabelli         Baillie         Gifford        Guardian
                                                                 Capital         Gifford        Emerging          Small
                                                                  Asset       International      Markets        Cap Stock
                                                                  Fund            Fund            Fund            Fund
                                                             --------------------------------------------------------------
----------------------------------------
1997 Increase/(Decrease) from Operations
----------------------------------------
 Net investment income/(expense) ..........................  $     (642,984) $    1,351,000  $     (389,939) $      (59,756)
 Net realized gain/(loss) from sale of investments ........       4,011,213      10,972,459       4,397,770         671,168
 Reinvested realized gain distributions ...................       5,979,928      10,918,739       2,477,140         572,981
 Change in unrealized appreciation/(depreciation)
   of investments .........................................      11,393,782       3,870,738      (8,644,596)        (83,293)
                                                             --------------  --------------  --------------  --------------
 Net increase/(decrease) resulting from operations ........      20,741,939      27,112,936      (2,159,625)      1,101,100
                                                             --------------  --------------  --------------  --------------
--------------------------
1997 Contract Transactions
--------------------------
 Net contract purchase payments ...........................      10,475,180      24,014,459      12,784,701       6,259,526
 Transfer between/within separate accounts ................      16,524,547     (13,297,260)      7,127,768      40,284,497
 Administrative charges -- Note 4 .........................         (37,705)       (200,624)        (36,552)         (6,346)
 Redemptions and annuity benefits .........................      (3,161,647)    (15,629,361)     (2,688,820)       (485,925)
  Transfers -- other ......................................          53,068         (41,857)         79,164           4,698
                                                             --------------  --------------  --------------  --------------
 Net increase/(decrease) from contract transactions .......      23,853,443      (5,154,643)     17,266,261      46,056,450
                                                             --------------  --------------  --------------  --------------
Actuarial Increase in Reserves for Contracts in
   Payment Period .........................................              --           8,621              --              --
                                                             --------------  --------------  --------------  --------------
Total Increase/(Decrease) in Net Assets ...................      44,595,382      21,966,914      15,106,636      47,157,550
 Net Assets at December 31, 1996 ..........................      44,338,101     258,708,132      35,825,709              --
                                                             --------------  --------------  --------------  --------------
 Net Assets at December 31, 1997 ..........................  $   88,933,483  $  280,675,046  $   50,932,345  $   47,157,550
                                                             ==============  ==============  ==============  ==============
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
 Net investment income/(expense) ..........................  $     (647,138) $     (550,214) $       26,586  $     (333,875)
 Net realized gain/(loss) from sale of investments ........       2,667,085       7,352,967        (408,371)      1,565,001
 Reinvested realized gain distributions ...................              --       1,877,907              --         427,516
 Change in unrealized appreciation/(depreciation)
   of investments .........................................      10,408,370      42,949,060      (7,953,608)      1,667,626
                                                             --------------  --------------  --------------  --------------
 Net increase/(decrease) resulting from operations ........      12,428,317      51,629,720      (8,335,393)      3,326,268
                                                             --------------  --------------  --------------  --------------
--------------------------
1998 Contract Transactions
--------------------------
 Net contract purchase payments ...........................       3,999,833       5,990,234       1,362,077       2,411,802
 Transfer between/within separate accounts ................      15,317,096       1,829,434      (7,788,180)     10,154,710
 Administrative charges -- Note 4 .........................         (47,156)       (109,965)        (17,260)        (12,424)
 Redemptions and annuity benefits .........................      (3,426,889)    (11,425,129)     (1,547,439)     (1,830,915)
  Transfers -- other ......................................           9,540          28,068           3,663             595
                                                             --------------  --------------  --------------  --------------
 Net increase/(decrease) from contract transactions .......      15,852,424      (3,687,358)     (7,987,139)     10,723,768
                                                             --------------  --------------  --------------  --------------
Actuarial Increase in Reserves for Contracts in
   Payment Period .........................................             (54)          7,630             210              --
                                                             --------------  --------------  --------------  --------------
Total Increase/(Decrease) in Net Assets ...................      28,280,687      47,949,992     (16,322,322)     14,050,036
 Net Assets at December 31, 1997 ..........................      88,933,483     280,675,046      50,932,345      47,157,550
                                                             --------------  --------------  --------------  --------------
 Net Assets at June 30, 1998 ..............................  $  117,214,170  $  328,625,038  $   34,610,023  $   61,207,586
                                                             ==============  ==============  ==============  ==============

                                                                               Value Line
                                                                                Strategic
                                                                Value Line        Asset         MFS Growth
                                                                 Centurion     Management       with Income
                                                                   Fund           Trust           Series
                                                             ----------------------------------------------
----------------------------------------
1997 Increase/(Decrease) from Operations
----------------------------------------
 Net investment income/(expense) ..........................  $   (2,967,894) $    9,798,493  $        8,155
 Net realized gain/(loss) from sale of investments ........      13,776,968      21,154,961           4,617
 Reinvested realized gain distributions ...................      56,827,853      90,061,270          95,902
 Change in unrealized appreciation/(depreciation)
   of investments .........................................      (5,627,342)     (8,616,198)         52,565
                                                             --------------  --------------  --------------
 Net increase/(decrease) resulting from operations ........      62,009,585     112,398,526         161,239
                                                             --------------  --------------  --------------
--------------------------
1997 Contract Transactions
--------------------------
 Net contract purchase payments ...........................      31,313,259      79,616,635       1,230,543
 Transfer between/within separate accounts ................     (18,154,540)    (32,230,242)      3,693,279
 Administrative charges -- Note 4 .........................        (260,010)       (653,255)           (441)
 Redemptions and annuity benefits .........................     (25,494,062)    (57,057,221)        (12,645)
  Transfers -- other ......................................         (40,521)          9,546            (384)
                                                             --------------  --------------  --------------
 Net increase/(decrease) from contract transactions .......     (12,635,874)    (10,314,537)      4,910,352
                                                             --------------  --------------  --------------
Actuarial Increase in Reserves for Contracts in
   Payment Period .........................................           9,416          46,695              --
                                                             --------------  --------------  --------------
Total Increase/(Decrease) in Net Assets ...................      49,383,127     102,130,684       5,071,591
 Net Assets at December 31, 1996 ..........................     310,614,806     778,420,129              --
                                                             --------------  --------------  --------------
 Net Assets at December 31, 1997 ..........................  $  359,997,933  $  880,550,813  $    5,071,591
                                                             ==============  ==============  ==============
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
 Net investment income/(expense) ..........................  $   (2,282,479) $   (5,645,657) $      (94,275)
 Net realized gain/(loss) from sale of investments ........       9,957,312      19,744,701         203,096
 Reinvested realized gain distributions ...................              --              --              --
 Change in unrealized appreciation/(depreciation)
   of investments .........................................      44,346,297     113,033,355       1,396,072
                                                             --------------  --------------  --------------
 Net increase/(decrease) resulting from operations ........      52,021,130     127,132,399       1,504,893
                                                             --------------  --------------  --------------
--------------------------
1998 Contract Transactions
--------------------------
 Net contract purchase payments ...........................       6,744,832      17,125,883       1,330,740
 Transfer between/within separate accounts ................     (17,353,011)    (11,909,924)     16,922,815
 Administrative charges -- Note 4 .........................        (145,416)       (366,253)         (2,806)
 Redemptions and annuity benefits .........................     (14,776,334)    (37,900,767)       (303,337)
  Transfers -- other ......................................          (5,057)         13,521           5,410
                                                             --------------  --------------  --------------
 Net increase/(decrease) from contract transactions .......     (25,534,986)    (33,037,540)     17,952,822
                                                             --------------  --------------  --------------
Actuarial Increase in Reserves for Contracts in
   Payment Period .........................................          10,242          22,966              --
                                                             --------------  --------------  --------------
Total Increase/(Decrease) in Net Assets ...................      26,496,386      94,117,825      19,457,715
 Net Assets at December 31, 1997 ..........................     359,997,933     880,550,813       5,071,591
                                                             --------------  --------------  --------------
 Net Assets at June 30, 1998 ..............................  $  386,494,319  $  974,668,638  $   24,529,306
                                                             ==============  ==============  ==============

                        See notes to financial statements

--------------------------------------------------------------------------------


                                    32 & 33

---------
Separate
Account D
---------
    1
---------

--------------------------------------------------------------------------------
The Guardian Separate Account D
-----------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

----------------------
Note 1 -- Organization
----------------------

      The Guardian Separate Account D (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was organized by The Guardian Insurance & Annuity Company, Inc. (GIAC) on August 23, 1989 and commenced operations on January 16, 1990. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). GIAC issues the individual and group deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the contractowner. Amounts allocated to the FRO are maintained by GIAC in its general account. On May 1 and June 1, 1997, GIAC created two new investment divisions within the Account, the MFS Growth with Income Series and The Guardian Small Cap Stock Fund. The contractowner may transfer his or her contract value among the ten investment options within the Account or the FRO. However, a contractowner may only invest in up to six of the investment divisions, including the FRO. The ten investment options of the Account correspond to the following underlying mutual funds in which the investment option invests: The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc. (GBF), The Guardian Cash Fund, Inc. (GCF), Gabelli Capital Asset Fund (GCAF), Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF), The Guardian Small Cap Stock Fund (GSCF), Value Line Centurion Fund, Inc., Value Line Strategic Asset Management Trust and MFS Growth With Income Series (collectively, the Funds and individually, a Fund). A tax-qualified and a non-tax-qualified investment division have been established within each investment option available in the Account. Beginning in 1997, contractowners who qualify may also purchase an optional Enhanced Death Benefit Rider which may provide greater death benefits than the proceeds payable under the basic contract.

      GSF, GBF, GCF and GSCF each has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly owned subsidiary of GIAC. GCAF has a management agreement with GISC. BGIF and BGEMF each has an investment advisory agreement with Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

      Between January 22, 1991 and March 14, 1991, GIAC allocated $10,000,000 from its general account funds to the Account and invested it in BGIF to facilitate the commencement of BGIF's operations. On September 13, 1994, Guardian Life contributed $20,000,000 to BGEMF to facilitate the commencement of BGEMF's operations. On May 1, 1995, GIAC contributed $100,000 to GCAF to facilitate the commencement of its operations.

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

-----------------------------------------
Note 2 -- Significant Accounting Policies
-----------------------------------------

      The following is a summary of significant accounting policies of the Account.

Investments

      (a) Net proceeds of payments made by contract owners to the Account are invested by the Account's investment divisions in shares of the corresponding

--------------------------------------------------------------------------------

                                                                       ---------
                                                                        Separate
                                                                       Account D
                                                                       ---------
                                                                           1
                                                                       ---------

--------------------------------------------------------------------------------

Funds at net asset value. All distributions made by a Fund are reinvested in shares of the same Fund.

      (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

      (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

      (d) The cost of investments sold is determined on a first in, first out
(FIFO) basis.

Purchases and Sales

      During the six months ended June 30, 1998 and the year ended December 31, 1997, purchases and sales of shares of the Funds were as follows:

The Guardian Separate Account D                Purchases        Purchases         Sales            Sales
                                                June 30,       December 31,      June 30,       December 31,
                                                  1998            1997             1998             1997
                                            --------------   --------------   --------------   --------------
The Guardian Stock Fund, Inc. ...........   $  106,397,087   $  518,140,344   $   91,257,158   $   88,796,530
The Guardian Bond Fund, Inc. ............      109,503,650       38,638,405      120,378,559       35,207,718
The Guardian Cash Fund, Inc. ............       21,249,785      192,776,077       22,026,678      188,065,185
Gabelli Capital Asset Fund ..............       23,193,000       44,600,446        8,090,575       15,800,294
Baillie Gifford International Fund ......       25,375,511       56,816,776       28,058,705       49,574,574
Baillie Gifford Emerging Markets Fund ...        3,213,309       42,101,550       11,265,206       22,692,776
The Guardian Small Cap Stock Fund .......       21,902,250       52,990,531       11,184,376        6,271,465
Value Line Centurion Fund, Inc. .........        6,256,874       99,978,654       34,511,859       58,547,238
Value Line Strategic Asset
Management Trust ........................       10,447,790      149,409,465       50,265,330       59,306,503
MFS Growth with Income Series ...........       19,277,981        5,367,567        1,405,158          340,812
                                            --------------   --------------   --------------   --------------
    Total ...............................   $  346,817,237   $1,200,819,815   $  378,443,604   $  524,603,095
                                            ==============   ==============   ==============   ==============

Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

      Under tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.

--------------------------------------------------------------------------------

---------
Separate
Account D
---------
    1
---------

--------------------------------------------------------------------------------
The Guardian Separate Account D
--------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

-----------------------------------
Note 3 -- Net Assets, June 30, 1998
-----------------------------------

                                                                                       Accumulation        Total
REGULAR CONTRACT                                                      Units Owned       Unit Value       Unit Value
                                                                      -----------       ----------       ----------
Tax-Qualified Accounts:
   The Guardian Stock Fund, Inc. ................................   29,747,630.713       $41.268677   $1,227,645,363
   The Guardian Bond Fund, Inc. .................................    6,150,938.933        17.774432      109,329,446
   The Guardian Cash Fund, Inc. .................................    6,956,549.980        13.548921       94,253,746
   Gabelli Capital Asset Fund ...................................    3,090,929.458        18.790619       58,080,478
   Baillie Gifford International Fund ...........................    7,882,569.653        20.998427      165,521,563
   Baillie Gifford Emerging Markets Fund ........................    1,815,465.629         8.717066       15,825,534
   The Guardian Small Cap Stock Fund ............................    2,504,538.410        12.100103       30,305,173
   Value Line Centurion Fund ....................................    5,288,783.601        38.761776      205,002,645
   Value Line Strategic Asset Management Trust ..................   16,889,986.250        32.593203      550,498,750
   MFS Growth with Income Series ................................      679,306.169        12.001364        8,152,601

Non-Tax-Qualified Accounts:
   The Guardian Stock Fund, Inc. ................................   23,219,626.809        41.268677      958,243,279
   The Guardian Bond Fund, Inc. .................................    5,371,276.085        17.774432       95,471,381
   The Guardian Cash Fund, Inc. .................................    7,401,620.881        13.548921      100,283,977
   Gabelli Capital Asset Fund ...................................    2,498,476.440        18.790619       46,947,919
   Baillie Gifford International Fund ...........................    6,097,011.247        20.998427      128,027,646
   Baillie Gifford Emerging Markets Fund ........................    1,765,034.840         8.717066       15,385,925
   The Guardian Small Cap Stock Fund ............................    1,799,041.358        12.100103       21,768,586
   Value Line Centurion Fund ....................................    4,362,101.357        38.761776      169,082,796
   Value Line Strategic Asset Management Trust ..................   11,873,404.313        32.593203      386,992,277
   MFS Growth with Income Series ................................      807,488.562        12.001364        9,690,964

ENHANCED DEATH BENEFIT RIDER
Tax-Qualified Accounts:
   The Guardian Stock Fund, Inc. ................................    3,835,861.803        11.888523       45,602,731
   The Guardian Bond Fund, Inc. .................................      328,280.030        10.435269        3,425,690
   The Guardian Cash Fund, Inc. .................................      260,592.139        10.231625        2,666,281
   Gabelli Capital Asset Fund ...................................      363,136.877        12.004006        4,359,097
   Baillie Gifford International Fund ...........................      506,329.781        12.492669        6,325,410
   Baillie Gifford Emerging Markets Fund ........................      124,623.382         8.851789        1,103,140
   The Guardian Small Cap Stock Fund ............................      288,694.580        10.831242        3,126,921
   Value Line Centurion Fund ....................................      437,015.996        11.719618        5,121,661
   Value Line Strategic Asset Management Trust ..................    1,384,524.923        11.749570       16,267,572
   MFS Growth with Income Series ................................      156,607.252        12.283044        1,923,614

Non-Tax-Qualified Accounts:
   The Guardian Stock Fund, Inc. ................................    3,705,409.886        11.888523       44,051,851
   The Guardian Bond Fund, Inc. .................................      414,576.849        10.435269        4,326,221
   The Guardian Cash Fund, Inc. .................................      246,336.204        10.231625        2,520,420
   Gabelli Capital Asset Fund ...................................      634,725.351        12.004006        7,619,247
   Baillie Gifford International Fund ...........................      472,020.098        12.492669        5,896,791
   Baillie Gifford Emerging Markets Fund ........................      259,129.589         8.851789        2,293,760
   The Guardian Small Cap Stock Fund ............................      554,590.717        10.831242        6,006,906
   Value Line Centurion Fund ....................................      576,837.854        11.719618        6,760,319
   Value Line Strategic Asset Management Trust ..................    1,489,156.308        11.749570       17,496,946
   MFS Growth with Income Series ................................      387,699.326        12.283044        4,762,128
                                                                                                      --------------
                                                                                                       4,588,166,755
   Contracts receiving annuity payments ...........................................................        9,651,704
   Interest of GIAC in separate account ...........................................................       22,319,035
                                                                                                      --------------
     Total Net Assets .............................................................................   $4,620,137,494
                                                                                                      ==============

--------------------------------------------------------------------------------

                                                                       ---------
                                                                        Separate
                                                                       Account D
                                                                       ---------
                                                                           1
                                                                       ---------

--------------------------------------------------------------------------------

Other Matters

      The amount retained by GIAC in the Account is comprised of amounts which GIAC allocated to the Account to facilitate the commencement of operations of the Account and certain of the Funds, as well as amounts accruing to GIAC from the operations of the Account. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

---------------------------------------------------------------
Note 4 -- Administrative and Mortality and Expense Risk Charges
---------------------------------------------------------------

Contractual charges paid to GIAC include:

      (1) a fixed annual contract fee of $35 is deducted on each contract anniversary date before annuitization and upon surrender prior to annuitization to cover GIAC's administrative expenses;

      (2) a charge for mortality and expense risk is computed daily and is equal to an annual rate of 1.15% of the average daily net assets applicable to contractowners. There is an additional charge for the Enhanced Death Benefit Rider equal to an annual rate of .30% of the daily net assets of the applicable contracts;

      (3) contingent deferred sales charges on certain partial or total surrenders. These charges are assessed against redemptions and paid to GIAC during the first seven contract years for a Single Purchase Payment Contract. For a Flexible Purchase Payment Contract, each payment is subject to a contingent deferred sales charge for seven years; and

      (4) a charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

      Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

----------------------------------------------------------------------------
Note 5 -- Accumulation Unit Values for the Current Period and the Four Prior Year Ends for Both Qualified and Non-Qualified Accounts
----------------------------------------------------------------------------

                                                 June 30,    December 31,   December 31,   December 31,   December 31,
                                                  1998           1997           1996           1995           1994
                                              ------------   ------------   ------------   ------------   ------------
REGULAR CONTRACT
The Guardian Stock Fund, Inc. .............     $41.268677     $36.606672     $27.313449     $21.774794     $16.358812
The Guardian Bond Fund, Inc. ..............      17.774432      17.194958      15.960396      15.694939      13.502913
The Guardian Cash Fund, Inc. ..............      13.548921      13.288611      12.785111      12.319068      11.808794
Gabelli Capital Asset Fund ................      18.790619      16.628626      11.797549      10.750707             --
Baillie Gifford International Fund ........      20.998427      17.717096      16.012486      14.035634      12.765807
Baillie Gifford Emerging Markets Fund .....       8.717066      10.711125      10.626424       8.628815       8.782325
The Guardian Small Cap Stock Fund .........      12.100103      11.314256             --             --             --
Value Line Centurion Fund, Inc. ...........      38.761776      33.713529      28.096610      24.224164      17.494618
Value Line Strategic Asset Management Trust      32.593203      28.414943      24.854247      21.700306      17.078883
MFS Growth With Income Series .............      12.001364      10.394790             --             --             --

ENHANCED DEATH BENEFIT RIDER
The Guardian Stock Fund, Inc. .............      11.888523      10.561216             --             --             --
The Guardian Bond Fund, Inc. ..............      10.435269      10.110112             --             --             --
The Guardian Cash Fund, Inc. ..............      10.231625      10.050009             --             --             --
Gabelli Capital Asset Fund ................      12.004006      10.638692             --             --             --
Baillie Gifford International Fund ........      12.492669      10.556200             --             --             --
Baillie Gifford Emerging Markets Fund .....       8.851789      10.892905             --             --             --
The Guardian Small Cap Stock Fund .........      10.831242      10.142904             --             --             --
Value Line Centurion Fund, Inc. ...........      11.719618      10.208471             --             --             --
Value Line Strategic Asset Management Trust      11.749570      10.258609             --             --             --
MFS Growth With Income Series .............      12.283044      10.654605             --             --             --

NOTE: In some instances the calculation of total assets may not agree due to rounding.

--------------------------------------------------------------------------------

------------
The Guardian
Stock Fund,
    Inc.
------------
     2
------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
---------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

----------------------
COMMON STOCKS -- 94.5%
----------------------

Shares                                                           Value
----------------------------------------------------------------------
Aerospace and Defense -- 1.7%
        38,500  Alliant Techsystems, Inc.*               $   2,435,125
        80,000  Cordant Technologies, Inc.                   3,690,000
        65,200  General Dynamics Corp.                       3,031,800
        77,025  Lockheed Martin Corp.                        8,155,022
       110,290  Northrop Grumman Corp.                      11,373,656
       201,750  Precision Castparts Corp.                   10,768,406
        95,800  Rockwell Int'l. Corp.                        4,604,387
        53,000  Sundstrand Corp.                             3,034,250
       168,100  United Technologies Corp.                   15,549,250
                                                         -------------
                                                            62,641,896
                                                         -------------
Air Transportation -- 1.7%
        63,000  Alaska Air Group, Inc.*                      3,437,437
       125,000  America West Hldg. Corp.*                    3,570,312
       351,000  AMR Corp., DE*                              29,220,750
        43,000  Comair Hldgs., Inc.                          1,327,625
       151,000  Continental Airlines, Inc.*                  9,192,125
        88,000  Delta Airlines, Inc.                        11,374,000
        37,000  UAL Corp.*                                   2,886,000
                                                         -------------
                                                            61,008,249
                                                         -------------
Appliance and Furniture -- 0.7%
       206,000  Ethan Allen Interiors, Inc.                 10,287,125
       174,000  Furniture Brands Int'l., Inc.*               4,882,875
       100,000  Hon Industries, Inc.                         3,400,000
        50,000  Knoll Corp.*                                 1,475,000
        60,000  Leggett & Platt, Inc.                        1,500,000
       200,000  Herman Miller, Inc.                          4,862,500
                                                         -------------
                                                            26,407,500
                                                         -------------
Automotive -- 2.2%
       350,000  Chrysler Corp.                              19,731,250
       965,000  Ford Motor Co.                              56,935,000
        56,800  General Motors Corp.                         3,794,950
                                                         -------------
                                                            80,461,200
                                                         -------------
Automotive Parts -- 0.6%
        38,000  Arvin Industries, Inc.                       1,379,875
        68,000  Cooper Tire & Rubber Co.                     1,402,500
        84,000  Goodyear Tire & Rubber Co.                   5,412,750
       104,500  Kaydon Corp.                                 3,690,156
       276,933  Meritor Automotive, Inc.                     6,646,392
        24,000  Modine Mfg. Co.                                831,000
        18,400  Timken Co.                                     566,950
                                                         -------------
                                                            19,929,623
                                                         -------------
Biotechnology -- 0.2%
        93,600  Amgen, Inc.*                                 6,119,100
                                                         -------------
Building Materials and Homebuilders -- 1.0%
        33,000  Centex Construction Products, Inc.           1,270,500
        16,500  Crossman Communities, Inc.*                    501,187
        65,000  Fleetwood Enterprises, Inc.                  2,600,000
       150,000  D.R. Horton, Inc.*                           3,131,250
        92,500  Lafarge Corp.                                3,636,406
        95,000  Lennar Corp.                                 2,802,500
         9,400  Lone Star Industries, Inc.                     724,387
        79,650  Martin Marietta Materials, Inc.              3,584,250
        24,000  Medusa Corp.                                 1,506,000
        62,000  Southdown, Inc.                              4,425,250
        65,000  USG Corp.                                    3,518,125
        36,000  U.S. Home Corp.*                             1,485,000
         6,300  Valspar Corp.                                  249,638
        45,700  Vulcan Materials Co.                         4,875,619
                                                         -------------
                                                            34,310,112
                                                         -------------
Capital Goods-Miscellaneous Technology -- 0.0%
        43,000  AFC Cable Systems, Inc.*                     1,526,500
                                                         -------------
Chemicals -- 4.2%
        68,000  Albemarle Corp.                              1,500,250
       282,000  Cambrex Corp.                                7,402,500
        49,000  Carlisle Cos., Inc.                          2,110,062
       115,000  Crompton & Knowles Corp.                     2,896,563
        38,400  Dexter Corp.                                 1,221,600
       270,000  Dow Chemical Co.                            26,105,625
       798,000  E.I. Dupont de Nemours, Inc.                59,550,750
       260,000  Lyondell Petrochemical Co.                   7,913,750
       150,000  Millennium Chemicals, Inc.                   5,081,250
       153,500  Minnesota Mining & Mfg. Co.                 12,615,781
       147,000  Morton Int'l., Inc.                          3,675,000
       102,000  PPG Industries, Inc.                         7,095,375
        40,000  Rohm & Haas Co.                              4,157,500
       215,000  Solutia, Inc.                                6,167,813
        56,300  Union Carbide Corp.                          3,005,012
                                                         -------------
                                                           150,498,831
                                                         -------------
Computer Software -- 3.6%
        11,700  ChoicePoint, Inc.*                             592,312
       215,000  Computer Associates Int'l., Inc.            11,945,937


                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

                                                                    ------------
                                                                    The Guardian
                                                                     Stock Fund,
                                                                        Inc.
                                                                    ------------
                                                                         2
                                                                    ------------

--------------------------------------------------------------------------------

Shares                                                           Value
----------------------------------------------------------------------
        27,000  DST Systems, Inc.*                       $   1,512,000
         9,900  J.D. Edwards*                                  425,081
       944,400  Microsoft Corp.*                           102,349,350
       104,000  Sterling Software, Inc.*                     3,074,500
       138,800  SunGuard Data Systems, Inc.*                 5,326,450
        65,000  Symantec Corp.*                              1,698,125
        36,000  Wind River Systems, Inc.*                    1,291,500
                                                         -------------
                                                           128,215,255
                                                         -------------
Computer Systems -- 5.9%
        26,000  Apple Computer, Inc.*                          744,250
       379,600  Compaq Computer Corp.                       10,771,150
        57,500  Honeywell, Inc.                              4,804,844
       654,500  Int'l. Business Machines                    75,144,781
       478,200  Lexmark Int'l. Group, Inc.*                 29,170,200
       230,000  Pitney Bowes, Inc.                          11,068,750
        61,400  Sanmina Corp.*                               2,663,225
     1,476,400  Storage Technology Corp.*                   64,038,850
       227,800  Sun Microsystems, Inc.*                      9,895,063
       247,800  Western Digital Corp.*                       2,927,138
                                                         -------------
                                                           211,228,251
                                                         -------------
Conglomerates -- 1.0%
       149,800  Loews Corp.                                 13,051,325
       310,000  Textron, Inc.                               22,223,125
                                                         -------------
                                                            35,274,450
                                                         -------------
Containers-Metals and Plastic -- 0.1%
        37,000  Aptargroup, Inc.                             2,300,938
                                                         -------------
Cosmetics and Toiletries -- 0.0%
        21,600  Alberto-Culver Co.                             548,100
        16,966  Herbalife Int'l., Inc.                         349,932
                                                         -------------
                                                               898,032
                                                         -------------
Drugs and Hospitals -- 8.4%
     1,000,000  Abbott Laboratories                         40,875,000
        99,660  Allegiance Corp.                             5,107,575
       192,000  American Home Products Corp.                 9,936,000
       275,000  Arterial Vascular Engineering, Inc.*         9,831,250
        17,400  Biomet, Inc.*                                  575,287
       489,600  Bristol-Myers Squibb Corp.                  56,273,400
        25,000  Health Care & Retirement Co.*                  985,937
       112,600  Lincare Hldgs., Inc.*                        4,736,238
       349,700  Merck & Co., Inc.                           46,772,375
        27,000  Patterson Dental Co.*                          988,875
       741,600  Pfizer, Inc.                                80,602,650
        27,000  Safeskin Corp.*                              1,110,375
       503,400  Schering-Plough Corp.                       46,124,025
                                                         -------------
                                                           303,918,987
                                                         -------------
Electrical Equipment -- 3.9%
     1,541,200  General Electric Co.                       140,249,200
        25,000  Hubbel, Inc.                                 1,040,625
                                                         -------------
                                                           141,289,825
                                                         -------------
Electronics and Instruments -- 0.2%
        64,400  Analogic Corp.                               2,881,900
        42,200  Dynatech Corp.*                                131,875
        23,100  Fluke Corp.                                    759,413
        60,000  Tektronix, Inc.                              2,122,500
                                                         -------------
                                                             5,895,688
                                                         -------------
Energy-Miscellaneous -- 0.4%
       451,300  Frontier Oil Corp.*                          3,610,400
       192,500  Giant Industries, Inc.                       3,344,688
       237,430  Holly Corp.                                  6,113,823
        84,000  Howell Corp.                                   913,500
                                                         -------------
                                                            13,982,411
                                                         -------------
Entertainment and Leisure -- 0.5%
        16,500  Anchor Gaming*                               1,280,812
       400,000  Carnival Corp.                              15,850,000
                                                         -------------
                                                            17,130,812
                                                         -------------
Financial-Banks -- 10.1%
        25,000  Associated Bank Corp.                          940,625
       720,000  BankAmerica Corp.                           62,235,000
       347,870  Bank of Boston Corp.                        19,350,269
       130,000  Bank of New York, Inc.                       7,889,375
        17,000  BB&T Corp.                                   1,149,625
        13,000  CCB Financial Corp.                          1,381,250
        15,000  Centura Banks, Inc.                            937,500
       868,936  Chase Manhattan Corp.                       65,604,668
       188,284  Citicorp                                    28,101,387
        81,000  City National Corp.                          2,991,938
       145,200  Comerica, Inc.                               9,619,500
        67,875  Commerce Bankshares, Inc.                    3,313,148
        22,000  Community First Bankshares                     576,125
        20,000  Cullen Frost Bankers, Inc.                   1,085,000


                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

------------
The Guardian
Stock Fund,
    Inc.
------------
     2
------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
---------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited) (Continued)

Shares                                                           Value
----------------------------------------------------------------------
        73,867  Fifth Third Bancorp*                     $   4,653,652
        13,800  First Chicago NBD Corp.                      1,223,025
        60,000  First Merit Corp.                            1,747,500
       543,800  First Union Corp.                           31,676,350
       235,000  Fleet Financial Group, Inc.                 19,622,500
        81,922  Hubco, Inc.                                  2,933,832
        90,000  Imperial Bancorp*                            2,700,000
       140,000  KeyCorp                                      4,987,500
        22,627  M & T Bank Corp.                            12,535,358
       197,000  Mellon Bank Corp.                           13,716,125
        89,068  National City Corp.                          6,323,828
       270,120  Norwest Corp.                               10,095,735
        75,000  Premier Bancshares, Inc., GA                 1,987,500
       108,000  Star Banc Corp.                              6,898,500
       327,033  Summit Bancorp                              15,534,067
        49,500  Union BanCal Corp.                           4,776,750
        45,000  U.S. Bancorp, Inc.                           1,935,000
        23,000  U.S. Trust Corp.                             1,753,750
        43,000  Webster Financial Corp.                      1,429,750
        21,500  Wells Fargo & Co.                            7,933,500
        36,000  Westamerica Bancorp                          1,156,500
        72,000  Zions Bancorp                                3,825,000
                                                         -------------
                                                           364,621,132
                                                         -------------
Financial-Other -- 8.2%
       294,400  American Express Co.                        33,561,600
       200,495  Associates First Capital Corp.              15,413,053
       137,000  Countrywide Credit Industries, Inc.          6,952,750
        25,000  Dain Rauscher Corp.                          1,368,750
        23,200  Donaldson, Lufkin & Jenrette Sec. Corp.      1,178,850
        21,666  Duff & Phelps Credit Rating Co.              1,207,879
       190,200  A.G. Edwards, Inc.                           8,119,162
       258,400  Federal Home Loan Mortgage Corp.            12,160,950
       434,600  Federal National Mortgage Assn.             26,401,950
       288,000  Franklin Resources, Inc.                    15,552,000
       125,000  H & R Block, Inc.                            5,265,625
       338,000  Jefferies Group, Inc.                       13,858,000
        43,667  Legg Mason, Inc.                             2,513,563
       122,000  Lehman Brothers Hldgs., Inc.                 9,462,625
       238,000  McDonald & Co. Investments, Inc.             7,809,375
       257,200  Merrill Lynch & Co., Inc.                   23,726,700
       384,075  Morgan Keegan, Inc.                          9,937,941
       230,000  Morgan Stanley Dean Witter                  21,016,250
       175,000  Paine Webber Group, Inc.                     7,503,125
        26,200  Ragen MacKenzie Group, Inc.*                   396,275
       346,106  Raymond James Financial, Inc.               10,361,533
       175,000  SLM Hldg. Corp.                              8,575,000
       846,000  Travelers Group, Inc.                       51,288,750
                                                         -------------
                                                           293,631,706
                                                         -------------
Financial-Thrift -- 1.8%
        16,164  H.F. Ahmanson & Co.                          1,147,644
        67,200  Astoria Financial Corp.                      3,595,200
       406,250  BankAtlantic Bancorp, Inc.                   4,968,828
        27,040  California Federal Bancorp, Inc.*              581,360
       170,740  Charter One Financial, Inc.                  5,751,804
        99,000  Coastal Bancorp, Inc.                        2,425,500
        20,000  Coast Federal Litigation Trust*                302,500
       155,925  Commercial Federal Corp.                     4,931,128
       220,000  Dime Bancorp, Inc.                           6,586,250
        40,000  Golden State Bancorp, Inc.*                  1,190,000
        40,000  Golden State Bancorp, Inc.* (warrants)         212,500
       152,000  Greenpoint Financial Corp.                   5,719,000
       124,000  Long Island Bancorp, Inc.                    7,533,000
        29,452  MAF Bancorp, Inc.                            1,071,317
        37,666  Pacific Crest Capital, Inc.*                   663,863
       123,543  Progressive Bank, Inc.                       4,825,898
       760,954  Sovereign Bancorp, Inc.                     12,436,842
                                                         -------------
                                                            63,942,634
                                                         -------------
Food, Beverage and Tobacco -- 1.4%
        64,790  CKE Restaurants, Inc.                        2,672,588
        53,744  Earthgrains Co.                              3,002,946
       186,000  Fortune Brands, Inc.                         7,149,375
       142,000  Interstate Bakeries Corp.                    4,712,625
       493,600  Philip Morris Cos., Inc.                    19,435,500
        83,100  Pioneer Hi-Bred Int'l., Inc.                 3,438,263
       150,000  Sara Lee Corp.                               8,390,625
        38,000  Smithfield Foods, Inc.*                      1,159,000
        63,000  Universal Corp., VA                          2,354,625
                                                         -------------
                                                            52,315,547
                                                         -------------
Footwear -- 0.3%
       111,200  Footstar, Inc.*                              5,337,600
        49,000  Payless ShoeSource, Inc.*                    3,610,687

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

                                                                    ------------
                                                                    The Guardian
                                                                     Stock Fund,
                                                                        Inc.
                                                                    ------------
                                                                         2
                                                                    ------------

--------------------------------------------------------------------------------

Shares                                                           Value
----------------------------------------------------------------------
        64,000  Stride Rite Corp.                        $     964,000
                                                         -------------
                                                             9,912,287
                                                         -------------
Household Products -- 1.0%
       185,200  Dial Corp.                                   4,803,625
       349,800  Procter & Gamble Co.                        31,853,663
                                                         -------------
                                                            36,657,288
                                                         -------------
Insurance -- 6.1%
        37,500  Allied Group, Inc.                           1,755,469
       492,300  Allstate Corp.                              45,076,219
        30,000  W.R. Berkley Corp.                           1,201,875
       153,000  Chicago Title Corp.*                         7,066,688
        46,000  Chubb Corp.                                  3,697,250
       222,300  Cigna Corp.                                 15,338,700
        60,000  CMAC Investment Corp.                        3,690,000
        36,000  Enhance Financial Svcs. Group, Inc.          1,215,000
       130,000  Equitable Cos., Inc.                         9,741,875
        98,000  Everest Reinsurance Hldgs.                   3,766,875
        66,700  Executive Risk, Inc.                         4,919,125
        33,000  Fidelity National Financial, Inc.            1,313,813
        42,000  Financial Sec. Assur. Hldgs. Ltd.            2,467,500
        66,300  General RE Corp.                            16,807,050
        81,900  Hartford Financial Svcs. Group, Inc.         9,367,313
       150,000  Horace Mann Educators Corp.                  5,175,000
        54,000  Jefferson Pilot Corp.                        3,128,625
       103,270  Liberty Financial Cos., Inc.                 3,562,815
       132,000  Lincoln National Corp., Inc.                12,061,500
       272,100  Marsh & McLennan Cos., Inc.                 16,445,044
        50,600  MBIA, Inc.                                   3,788,675
        30,000  Mercury General Corp.                        1,933,125
       315,000  MGIC Investment Corp.                       17,974,687
       229,500  Old Republic Int'l. Corp.                    6,727,219
       144,000  Penn America Group, Inc.*                    1,944,000
        67,000  Reinsurance Group of America*                3,437,938
        85,059  ReliaStar Financial Group                    4,082,832
       151,445  St. Paul Cos., Inc.                          6,370,155
       108,000  State Auto Financial Corp.                   3,442,500
        12,000  Unitrin, Inc.                                  834,000
                                                         -------------
                                                           218,332,867
                                                         -------------
Lodging -- 0.2%
       100,000  Fairfield Communities, Inc.*                 1,918,750
       238,000  Prime Hospitality Corp.*                     4,150,125
                                                         -------------
                                                             6,068,875
                                                         -------------
Machinery and Equipment -- 0.6%
       102,000  AAR Corp.                                    3,015,375
        74,200  Dover Corp.                                  2,541,350
        95,000  Eaton Corp.                                  7,386,250
        79,900  Illinois Tool Works, Inc.                    5,328,331
        99,100  Parker Hannifin Corp.                        3,778,188
        25,000  SPX Corp.*                                   1,609,375
                                                         -------------
                                                            23,658,869
                                                         -------------
Merchandising-Department Stores -- 2.7%
       122,000  Dayton Hudson Corp.                          5,917,000
       125,000  Federated Department Stores, Inc.*           6,726,562
       215,000  Fred Meyer, Inc., DE*                        9,137,500
        87,000  Shopko Stores, Inc.*                         2,958,000
        40,000  Stein Mart, Inc.*                              540,000
       376,800  TJX Cos., Inc.                               9,090,300
     1,036,000  Wal-Mart Stores, Inc.                       62,937,000
                                                         -------------
                                                            97,306,362
                                                         -------------
Merchandising-Drugs -- 0.5%
        12,000  Cardinal Health, Inc.                        1,125,000
       251,472  CVS Corp.                                    9,791,691
        37,000  General Nutrition Cos., Inc.*                1,151,625
       110,000  Walgreen Co.                                 4,544,375
                                                         -------------
                                                            16,612,691
                                                         -------------
Merchandising-Food -- 0.9%
       240,000  Albertson's, Inc.                           12,435,000
       377,990  Safeway, Inc.*                              15,379,468
        20,000  Suiza Foods Corp.*                           1,193,750
       113,000  Supervalu, Inc.                              5,014,375
                                                         -------------
                                                            34,022,593
                                                         -------------
Merchandising-Mass -- 0.1%
        43,500  Brylane, Inc.*                               2,001,000
        20,000  Lands End, Inc.*                               632,500
                                                         -------------
                                                             2,633,500
                                                         -------------
Merchandising-Special -- 2.8%
        47,100  Best Buy, Inc.*                              1,704,313
        69,000  BJ's Wholesale Club, Inc.*                   2,803,125
        71,000  The Dress Barn*                              1,766,125
       360,000  GAP, Inc.                                   22,185,000
       376,000  Home Depot, Inc.                            31,231,500

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

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------------
The Guardian
Stock Fund,
    Inc.
------------
     2
------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
---------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited) (Continued)

Shares                                                           Value
----------------------------------------------------------------------
        53,400  Lowes Cos., Inc.*                        $   2,166,038
       275,000  Pier 1 Imports, Inc.                         6,565,625
       238,500  Proffitts, Inc.*                             9,629,437
       159,000  Ross Stores, Inc.                            6,837,000
       250,000  Tandy Corp.                                 13,265,625
        42,500  Tiffany & Co., Inc.                          2,040,000
                                                         -------------
                                                           100,193,788
                                                         -------------
Metals-Miscellaneous -- 0.1%
        48,924  Alumax, Inc.                                 2,268,850
                                                         -------------
Miscellaneous-Capital Goods -- 0.1%
        69,000  Aeroquip-Vickers, Inc.                       4,027,875
                                                         -------------
Miscellaneous-Consumer Growth Staples -- 0.8%
        70,000  American Greetings Corp.                     3,565,625
       178,100  Cognizant Corp.*                            11,220,300
        52,500  Interpublic Group Cos., Inc.                 3,186,094
       110,000  A.C. Nielsen Corp.*                          2,777,500
       190,000  Valassis Communications, Inc.*               7,326,875
                                                         -------------
                                                            28,076,394
                                                         -------------
Natural Gas-Diversified -- 0.1%
       258,600  Mitchell Energy & Dev. Corp.                 4,978,050
                                                         -------------
Oil and Gas Producing -- 1.7%
       118,400  Barrett Resources Corp.*                     4,432,600
       205,000  Basin Exploration, Inc.*                     3,613,125
        64,300  Callon Petroleum Co.*                          920,294
       304,000  Chieftain Int'l., Inc.*                      7,201,000
       247,000  Devon Energy Corp.                           8,629,563
       243,600  Diamond Offshore Drilling, Inc.              9,744,000
        44,700  Forcenergy Gas Exploration, Inc.*              796,219
       151,200  Meridian Resource Corp.*                     1,067,850
       750,900  Petromet Resources Ltd.*                     1,689,525
        45,900  Petsec Energy Ltd.*                            743,006
        95,000  Pride Int'l., Inc.*                          1,609,062
       650,700  Rigel Energy Corp.*                          5,925,303
       325,100  St. Mary Land & Exploration Co.              7,843,037
        60,700  Snyder Oil Corp.                             1,210,206
       152,100  Vastar Resources, Inc.                       6,644,869
                                                         -------------
                                                            62,069,659
                                                         -------------
Oil and Gas Services -- 2.6%
       150,000  BJ Services Co.*                             4,359,375
        86,090  Camco Int'l., Inc.                           6,704,259
        70,000  Cooper Cameron Corp.*                        3,570,000
        87,500  ENSCO Int'l., Inc.                           1,520,313
       190,400  Halliburton Co.                              8,484,700
       376,800  Input/Output, Inc.*                          6,711,750
       580,300  Nabors Industries, Inc.*                    11,497,194
       235,000  Noble Drilling Corp.*                        5,654,687
       189,300  Offshore Logistics, Inc.*                    3,360,075
       339,400  Schlumberger Ltd.                           23,185,263
       125,000  Smith Int'l., Inc.*                          4,351,562
        52,000  Transocean Offshore, Inc.                    2,314,000
       235,400  Varco Int'l., Inc.*                          4,663,862
        30,000  Veritas DGC, Inc.*                           1,498,125
       112,100  Weatherford Enterra, Inc.*                   4,161,713
       100,000  Willbros Group, Inc.*                        1,562,500
                                                         -------------
                                                            93,599,378
                                                         -------------
Oil-Integrated-Domestic -- 0.3%
       142,000  Sun, Inc.                                    5,511,375
       460,500  Tesoro Petroleum, Inc.*                      7,310,437
                                                         -------------
                                                            12,821,812
                                                         -------------
Oil-Integrated-International -- 4.7%
       228,800  Chevron Corp.                               19,004,700
     1,539,800  Exxon Corp.                                109,806,988
       529,800  Mobil Corp.                                 40,595,925
                                                         -------------
                                                           169,407,613
                                                         -------------
Paper and Forest Products -- 0.5%
        52,857  Deltic Timber Corp.                          1,324,729
       245,000  Kimberly Clark Corp.                        11,239,375
       123,000  Rayonier, Inc.                               5,658,000
                                                         -------------
                                                            18,222,104
                                                         -------------
Publishing-News -- 0.8%
        35,100  Central Newspapers, Inc.                     2,448,225
       133,400  Gannett Co., Inc.                            9,479,737
       188,200  Harte-Hanks Communications                   4,857,912
        80,000  New York Times Co.                           6,340,000
        16,000  Tribune Co.                                  1,101,000
         6,700  Washington Post Co.                          3,859,200
                                                         -------------
                                                            28,086,074
                                                         -------------
Railroads -- 0.4%
        47,949  Burlington Northern Santa Fe                 4,707,992
       182,500  Kansas City Southern Inds., Inc.             9,056,562
                                                         -------------
                                                            13,764,554
                                                         -------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

                                                                    ------------
                                                                    The Guardian
                                                                     Stock Fund,
                                                                        Inc.
                                                                    ------------
                                                                         2
                                                                    ------------

--------------------------------------------------------------------------------

Shares                                                           Value
----------------------------------------------------------------------
Real Estate -- 0.1%
        95,000  LNR Property Corp.                       $   2,434,375
                                                         -------------
Textile-Apparel and Production -- 1.0%
        70,000  Burlington Industries, Inc.*                   984,375
       129,000  Liz Claiborne, Inc.                          6,740,250
       196,000  Jones Apparel Group, Inc.*                   7,166,250
        29,000  Kellwood Co.                                 1,036,750
        37,500  Nautica Enterprises, Inc.*                   1,005,469
        15,000  St. John Knits, Inc.                           579,375
       295,000  Unifi, Inc.                                 10,103,750
       148,000  V.F. Corp.                                   7,622,000
        58,400  Westpoint Stevens, Inc.*                     1,927,200
                                                         -------------
                                                            37,165,419
                                                         -------------
Transportation-Miscellaneous -- 0.6%
       192,000  Airborne Freight Corp.                       6,708,000
        37,000  Alexander & Baldwin, Inc.                    1,077,625
        22,000  Expeditors Int'l. Wash., Inc.                  968,000
       108,000  GATX Corp.*                                  4,738,500
       376,700  Maritrans, Inc.                              3,413,844
        45,000  Sea Containers Ltd.*                         1,721,250
        58,000  Trinity Industries, Inc.                     2,407,000
                                                         -------------
                                                            21,034,219
                                                         -------------
Truckers -- 0.1%
        32,100  FRP Pptys., Inc.*                            1,043,250
        49,500  Rollins Truck Leasing Corp.                    612,563
        60,000  U.S. Freightways Corp.                       1,970,625
        56,250  Werner Enterprises, Inc.                     1,072,266
                                                         -------------
                                                             4,698,704
                                                         -------------
Utilities-Electric -- 1.1%
        22,700  Cleco Corp.                                    675,325
        76,740  Duke Energy Co.                              4,546,845
        79,800  Energy East Corp.                            3,321,675
       185,000  Florida Progress Corp.                       7,608,125
       210,000  FPL Group, Inc.                             13,230,000
        56,500  IPALCO Enterprises                           2,510,719
        43,420  LG & E Energy Corp.                          1,175,054
         7,000  Minnesota Power & Light Co.                    278,250
        58,000  NIPSCO Industries, Inc.                      1,624,000
        96,300  Texas Utilities Co.                          4,008,488
                                                         -------------
                                                            38,978,481
                                                         -------------
Utilities-Gas and Pipeline-- 0.1%
         5,100  Indiana Energy, Inc.                           152,362
        45,000  KN Energy, Inc.                              2,438,438
        26,300  NICOR, Inc.                                  1,055,288
                                                         -------------
                                                             3,646,088
                                                         -------------
Utilities-Telecommunications -- 6.4%
        29,000  Aliant Communications, Inc.                    795,687
       702,800  Ameritech Corp.                             31,538,150
       689,200  AT & T Corp.                                39,370,550
       680,000  Bell Atlantic Corp.                         31,025,000
       853,200  BellSouth Corp.                             57,271,050
       495,000  GTE Corp.*                                  27,534,375
       472,000  SBC Communications, Inc.                    18,880,000
       135,000  Sprint Corp.*                                9,517,500
       325,000  U.S. West, Inc.*                            15,275,000
                                                         -------------
                                                           231,207,312
                                                         -------------
TOTAL COMMON STOCKS
  (Cost $2,230,631,491)                                  3,399,434,760
                                                         -------------

----------------------------
REPURCHASE AGREEMENT -- 4.9%
----------------------------

Shares                                                           Value
----------------------------------------------------------------------

Principal
Amount                                                           Value
----------------------------------------------------------------------
$  174,758,000  State Street Bank & Trust Co.
                repurchase agreement,
                dated 6/30/98, maturity value
                $174,785,670 at 5.70%, due 7/1/98
                (collateralized by $178,260,000
                U.S. Treasury Notes, 6.00%,
                due 6/30/99)                            $  174,758,000
                                                        --------------
TOTAL REPURCHASE AGREEMENT
  (Cost $174,758,000)                                      174,758,000
                                                        --------------
TOTAL INVESTMENTS -- 99.4%
  (Cost $2,405,389,491)                                  3,574,192,760

CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES -- 0.6%                           21,659,204
                                                        --------------

NET ASSETS -- 100.0%                                    $3,595,851,964
                                                        ==============

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

----------------
 The Guardian
Stock Fund,Inc.
----------------
      2
----------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

ASSETS
   Investments, at market (cost $2,405,389,491)        $3,574,192,760
   Cash                                                        41,840
   Receivable for securities sold                          53,432,072
   Dividends receivable                                     2,942,866
   Receivable for fund shares sold                            642,156
   Interest receivable                                         26,670
   Other assets                                                 2,365
                                                       --------------
   TOTAL ASSETS                                         3,631,280,729
                                                       --------------

LIABILITIES
   Payable for securities purchased                        29,463,899
   Payable for fund shares redeemed                         1,038,829
   Accrued expenses                                           214,485
   Due to affiliates                                        4,711,552
                                                       --------------
   TOTAL LIABILITIES                                       35,428,765
                                                       --------------
     NET ASSETS                                        $3,595,851,964
                                                       ==============

COMPONENTS OF NET ASSETS
   Capital stock, at par                               $       71,043
   Additional paid-in capital                           2,237,947,021
   Undistributed net investment income                      2,078,030
   Accumulated net realized gain on investments           186,952,601
   Net unrealized appreciation of investments           1,168,803,269
                                                       --------------
     NET ASSETS                                        $3,595,851,964
                                                       ==============

   Shares Outstanding -- $0.001 par value                  71,042,956
                                                       --------------

NET ASSET VALUE PER SHARE                              $        50.62
                                                       ==============

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1998 (Unaudited)

Investment Income:
   Dividends                                           $   20,822,564
   Interest                                                 5,248,728
   Less: Foreign tax withheld                                  (6,750)
                                                       --------------
   Total Income                                            26,064,542
                                                       --------------

Expenses:
   Investment advisory fees -- Note B                       8,558,120
   Custodian fees                                             193,992
   Printing expense                                           163,525
   Registration fees                                           42,000
   Audit fees                                                   8,750
   Directors' fees -- Note B                                    8,000
   Legal fees                                                   2,800
   Insurance expense                                            2,286
   Transfer agent fees                                          1,650
   Other                                                          350
                                                       --------------
   Total Expenses                                           8,981,473
                                                       --------------

   Net Investment Income                                   17,083,069
                                                       --------------

Realized and Unrealized Gain/(Loss)
  on Investments -- Note F
  Net realized gain on investments                        186,953,070
  Net change in unrealized appreciation
    of investments                                        226,105,842
                                                       --------------
Net Realized and Unrealized Gain
  on Investments                                          413,058,912
                                                       --------------
Net Increase in Net Assets
  from Operations                                      $  430,141,981
                                                       ==============

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                ----------------
                                                                  The Guardian
                                                                 Stock Fund,Inc.
                                                                ----------------
                                                                       2
                                                                ----------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                               Six Months         Year Ended
                                                                                    Ended        December 31,
                                                                            June 30, 1998               1997
                                                                               (Unaudited)          (Audited)
                                                                          ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
    Net investment income                                                 $    17,083,069    $    32,357,899
    Net realized gain on investments                                          186,953,070        392,500,062
    Net change in unrealized appreciation of investments                      226,105,842        391,861,332
                                                                          ---------------    ---------------
      Net Increase in Net Assets from Operations                              430,141,981        816,719,293
                                                                          ---------------    ---------------

 Dividends and Distributions to Shareholders from:
    Net investment income                                                     (15,303,452)       (32,059,486)
    Net realized gain on investments                                          (93,901,593)      (344,492,912)
                                                                          ---------------    ---------------
      Total Dividends and Distributions to Shareholders                      (109,205,045)      (376,552,398)
                                                                          ---------------    ---------------

 From Capital Share Transactions:
    Net increase in net assets from capital share transactions -- Note G       52,728,183        555,292,020
                                                                          ---------------    ---------------
      Net Increase in Net Assets                                              373,665,119        995,458,915

 Net Assets:
    Beginning of period                                                     3,222,186,845      2,226,727,930
                                                                          ---------------    ---------------
    End of period*                                                        $ 3,595,851,964    $ 3,222,186,845
                                                                          ===============    ===============

* Includes undistributed net investment income of:                        $     2,078,030    $       298,413

                       See notes to financial statements.

--------------------------------------------------------------------------------

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Stock Fund,Inc.
---------------
      2
---------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:

                              Six Months
                                 Ended                                 Year Ended December 31, (Audited)
                              June 30, 1998        --------------------------------------------------------------------
                               (Unaudited)                    1997               1996             1995             1994
                             ------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...... $         46.05       $         38.59    $         34.72    $       27.33    $       29.00
                             ---------------       ---------------    ---------------    -------------    -------------
Income from investment
  operations:
  Net investment
    income .................            0.25                  0.52               0.53             0.44             0.40
  Net realized and
    unrealized gain/
    (loss) on investments ..            5.90                 12.97               8.62             9.01            (0.77)
                             ---------------       ---------------    ---------------    -------------    -------------
  Net increase/(decrease)
    from investment
    operations .............            6.15                 13.49               9.15             9.45            (0.37)
                             ---------------       ---------------    ---------------    -------------    -------------

Dividends and Distributions
  to Shareholders from:
  Net investment income ....           (0.22)                (0.52)             (0.54)           (0.44)           (0.40)
  Net realized gain ........           (1.36)                (5.51)             (4.74)           (1.62)           (0.90)
                             ---------------       ---------------    ---------------    -------------    -------------
  Total dividends and
    distributions ..........           (1.58)                (6.03)             (5.28)           (2.06)           (1.30)
                             ---------------       ---------------    ---------------    -------------    -------------
Net asset value, end of
  period ................... $         50.62       $         46.05    $         38.59    $       34.72    $       27.33
                             ---------------       ---------------    ---------------    -------------    -------------

Total return* ..............           13.38%                35.58%             26.90%           34.65%           (1.27)%
                             ---------------       ---------------    ---------------    -------------    -------------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ........ $     3,595,852       $     3,222,187    $     2,226,728    $   1,615,271    $   1,038,991
  Ratio of expenses to
    average net assets .....            0.52%(a)              0.52%              0.53%            0.53%            0.53%
  Ratio of net invest-
    ment income to
    average net assets .....            1.00%(a)              1.17%              1.50%            1.39%            1.49%
  Portfolio turnover
    rate ...................              23%                   51%                66%              78%              53%
  Average rate of
    commissions paid(b) .... $        0.0509       $        0.0457    $        0.0469

                                                           Year Ended December 31, (Audited)
                             --------------------------------------------------------------------------------------
                                    1993           1992           1991           1990           1989           1988
                             --------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...... $     25.52    $     23.28    $     17.85    $     21.39    $     19.18    $     16.35
                             -----------    -----------    -----------    -----------    -----------    -----------
Income from investment
  operations:
  Net investment
    income .................        0.58           0.48           0.63           0.69           0.84           0.52
  Net realized and
    unrealized gain/
    (loss) on investments ..        4.47           3.97           5.74          (3.13)          3.61           2.80
                             -----------    -----------    -----------    -----------    -----------    -----------
  Net increase/(decrease)
    from investment
    operations .............        5.05           4.45           6.37          (2.44)          4.45           3.32
                             -----------    -----------    -----------    -----------    -----------    -----------

Dividends and Distributions
  to Shareholders from:
  Net investment income ....       (0.59)         (0.48)         (0.64)         (0.71)         (0.90)         (0.49)
  Net realized gain ........       (0.98)         (1.73)         (0.30)         (0.39)         (1.34)            --
                             -----------    -----------    -----------    -----------    -----------    -----------
  Total dividends and
    distributions ..........       (1.57)         (2.21)         (0.94)         (1.10)         (2.24)         (0.49)
                             -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end of
  period ................... $     29.00    $     25.52    $     23.28    $     17.85    $     21.39    $     19.18
                             -----------    -----------    -----------    -----------    -----------    -----------

Total return* ..............       19.96%         20.07%         35.96%        (11.85)%        23.55%         20.37%
                             -----------    -----------    -----------    -----------    -----------    -----------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ........ $   869,114    $   537,354    $   380,962    $   256,039    $   269,950    $   172,900
  Ratio of expenses to
    average net assets .....        0.54%          0.55%          0.56%          0.57%          0.57%          0.61%
  Ratio of net invest-
    ment income to
    average net assets .....        2.20%          2.14%          3.07%          3.66%          4.13%          2.88%
  Portfolio turnover
    rate ...................          45%            62%            51%            54%            38%            71%
  Average rate of
    commissions paid(b)

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a) Annualized.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                       See notes to financial statements.

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

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 The Guardian
Bond Fund,Inc.
--------------
      3
--------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

---------------------
ASSET BACKED -- 14.4%
---------------------

Principal
Amount                                                            Value
-----------------------------------------------------------------------
$   3,500,000   Advanta Mtg. Loan Trust 1998 A3
                   6.27% due 12/25/17                      $  3,519,215
    2,700,000   Amresco 1997-1 M1F
                   7.42% due 3/25/27                          2,769,201
    5,000,000   CS First Boston 1996-2 A5
                   6.90% due 6/15/27                          5,121,900
    3,900,000   Deutsche Financial 1997-1 A2
                   6.55% due 9/15/27                          3,937,284
    3,500,000   EQCC Home Equity Loan Tr. 1996 A4
                   6.56% due 3/15/23                          3,546,270
    3,750,000   Green Tree 1998-4 A5
                   6.18% due 4/1/30                           3,760,500
    3,500,000   Green Tree 1997-E HEA4
                   6.69% due 1/15/29                          3,531,500
    3,500,000   Money Store Tr. 1998-A AF5
                   6.37% due 12/15/02                         3,517,080
    4,360,000   Premier Auto Tr. 1997-2 B
                   6.53% due 12/6/03                          4,423,089
    3,300,000   Sears Cr. Account Master 1998-1 A
                   5.80% due 8/15/05                          3,291,090
    3,500,000   UAC Auto Trust 1997-B A2
                   6.70% due 6/10/03                          3,547,495
    6,250,000   UCFC Loan Tr. 1997-D A6
                   7.095% due 4/15/27                         6,410,188
    4,500,000   Vanderbilt Mtg. 1997-B 1A3
                   6.975% due 8/7/11                          4,599,540
                                                           ------------
TOTAL ASSET BACKED
   (Cost $51,540,110)                                        51,974,352
                                                           ------------
------------------------
CORPORATE BONDS -- 36.9%
------------------------

Aerospace and Defense -- 1.7%
    2,800,000   Lockheed Martin Corp.
                   6.55% due 5/15/99                          2,808,487
    3,500,000   Raytheon Co.
                   5.95% due 3/15/01                          3,498,999
                                                           ------------
                                                              6,307,486
                                                           ------------
Automotive -- 0.7%
    2,850,000   Ford Motor Credit Co.
                   6.125% due 4/28/03                         2,854,996
                                                           ------------
Beverage and Tobacco -- 2.8%
    3,500,000   Coca Cola Enterprises, Inc.
                   6.95% due 11/15/26                         3,669,029
    3,000,000   Philip Morris Cos., Inc.
                   7.50% due 4/1/04                           3,154,839
    3,500,000   Philip Morris Cos., Inc.
                   6.15% due 3/15/00                          3,498,215
                                                           ------------
                                                             10,322,083
                                                           ------------
Conglomerates -- 1.0% 3,500,000 Tyco Int'l. Group S.A.
                   6.125% due 6/15/01                         3,509,611
                                                           ------------
Entertainment -- 0.8%
    2,850,000   Time Warner, Inc.
                   6.95% due 1/15/28                          2,889,088
                                                           ------------
Financial-Other -- 12.3%
    3,500,000   Associates Corp. of  North America
                   5.85% due 1/15/01                          3,488,779
    2,850,000   Bear Stearns Cos., Inc.
                   6.20% due 3/30/03                          2,854,583
    3,500,000   Donaldson, Lufkin & Jenrette Sec. Corp.
                   6.11% due 5/15/01                          3,503,150
    3,500,000   Hutchinson Whampoa Fin. C I Ltd.+
                   7.50% due 8/1/27                           2,678,526
    9,500,000   Lehman Brothers Hldgs., Inc.
                   6.92% due 10/4/99                          9,601,650
    7,000,000   Lehman Brothers Hldgs., Inc.
                   6.00% due 2/26/01                          6,974,660
    3,500,000   Merrill Lynch & Co.
                   6.02% due 5/11/01                          3,505,205
    2,350,000   Morgan Stanley Dean Witter
                   6.09% due 3/9/01                           2,349,530
    3,500,000   Salomon, Inc.
                   6.65% due 7/15/01                          3,558,146
    6,000,000   Salomon, Inc.
                   6.625% due 11/30/00                        6,089,358
                                                           ------------
                                                             44,603,587
                                                           ------------
Hospital-Supplies -- 1.0%
    3,500,000   Mallinckrodt, Inc.+
                   6.30% due 3/15/11                          3,510,731
                                                           ------------

                       See notes to financial statements.

+ Rule 144A restricted security.

--------------------------------------------------------------------------------


                                       48
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                                                                  --------------
                                                                   The Guardian
                                                                  Bond Fund,Inc.
                                                                  --------------
                                                                        3
                                                                  --------------

--------------------------------------------------------------------------------

Principal
Amount                                                            Value
-----------------------------------------------------------------------
Household Products -- 1.0%
$   3,500,000   U.S. Filter Corp.+
                   6.375% due 5/15/11                      $  3,495,450
                                                           ------------
Insurance -- 1.9% 3,500,000 Conseco, Inc.
                   6.40% due 6/15/01                          3,494,050
    3,100,000   Zurich Capital Tr.+
                   8.376% due 6/1/37                          3,441,062
                                                           ------------
                                                              6,935,112
                                                           ------------
Merchandising-Department Stores -- 1.9%
    3,500,000   Dayton Hudson Corp.
                   5.95% due 6/15/00                          3,499,209
    3,400,000   Wal Mart Stores, Inc.
                   8.75% due 12/29/06                         3,481,260
                                                           ------------
                                                              6,980,469
                                                           ------------
Merchandising-Food -- 1.0%
    3,500,000   Albertsons, Inc.
                   6.625% due 6/1/28                          3,485,650
                                                           ------------
Miscellaneous-Capital Goods -- 1.4%
    5,000,000   Ikon Capital, Inc.
                   6.73% due 6/15/01                          5,086,710
                                                           ------------
Miscellaneous-Financial -- 1.0%
    3,500,000   Comdisco, Inc.
                   6.06% due 5/5/00                           3,501,379
                                                           ------------
Oil and Gas Producing -- 0.8%
    2,700,000   Vastar Resources, Inc.
                   6.00% due 4/20/00                          2,701,064
                                                           ------------
Oil-Integrated-International -- 0.5%
    2,200,000   LG Caltex Oil Corp.+
                   7.50% due 7/15/07                          1,645,600
                                                           ------------
Railroads -- 1.1%
    3,500,000   Norfolk Southern Corp.
                   7.80% due 5/15/27                          4,008,102
                                                           ------------
Telecommunications -- 3.4%
    2,850,000   Lucent Technologies, Inc.
                   6.50% due 1/15/28                          2,906,421
    3,500,000   MCI Communications Corp.
                   6.125% due 4/15/02                         3,503,679
    5,900,000   TCI Communications, Inc.
                   7.25% due 6/15/99                          5,965,915
                                                           ------------
                                                             12,376,015
                                                           ------------
Utilities-Gas and Pipeline -- 2.6%
    2,350,000   Occidental Petroleum Corp.
                   6.40% due 4/1/03                           2,365,881
    7,000,000   Williams Cos., Inc.+
                   5.95% due 2/15/00                          6,987,841
                                                           ------------
                                                              9,353,722
                                                           ------------
TOTAL CORPORATE BONDS
  (Cost $133,403,981)                                       133,566,855
                                                           ------------
-----------------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 7.3%
-----------------------

    4,000,000   Bear Asset Trust 1997-1 A
                   6.682% due 2/15/06                         4,006,400
    3,500,000   Bear Stearns Coml. Mtg. Secs., Inc.
                   CTF 1998-1 A2
                   6.44% due 6/1/30                           3,540,600
    5,000,000   Federal Home Loan Mtg. Corp.
                   1998 EB 7.00% due 1/15/25                  5,081,170
    4,000,000   Federal National Mortgage Assn.
                   1995-13C 6.50% due 10/25/08                4,024,960
    5,839,826   GE Capital Mortgage Svcs., Inc.
                   1996-3A7  7.00% due 3/25/26                5,918,294
    3,850,000   GMAC Coml. Mtg. Sec., Inc.
                   1998-1C 6.806% due 4/15/08                 3,953,180
                                                           ------------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
   (Cost $26,160,004)                                        26,524,604
                                                           ------------

                       See notes to financial statements.

+ Rule 144A restricted security.

--------------------------------------------------------------------------------


                                       49
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Bond Fund,Inc.
--------------
      3
--------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited) (Continued)

-------------------------------
MORTGAGE PASS-THROUGHS -- 12.4%
-------------------------------

Principal
Amount                                                            Value
-----------------------------------------------------------------------
$   1,639,441   FHLMC Pool  E54124
                   7.00% due 8/1/08                        $  1,669,787
    9,500,000   FNMA TBA
                   6.50% (15 yr.)(a)                          9,553,390
   30,350,000   FNMA TBA
                   6.50% (30 yr.)(a)                         30,217,006
      443,464   FNMA Pool  068106
                   8.50% due 8/1/09                             470,369
      816,228   FNMA Pool  068772
                   8.00% due 6/1/08                             847,856
        8,754   FNMA Pool  072923
                   8.25% due 1/1/09                               9,145
    2,100,000   GNMA TBA
                   6.50% (30 yr.)(a)                          2,094,735
        3,957   GNMA Pool  000375
                   11.50% due 7/20/00                             4,116
                                                           ------------
TOTAL MORTGAGE PASS-THROUGHS
   (Cost $44,635,876)                                        44,866,404
                                                           ------------
------------------------
U.S. GOVERNMENT -- 25.7%
------------------------

   13,500,000   U.S. Treasury Bonds
                   6.625% due 2/15/27                        15,250,788
      150,000   U.S. Treasury Bonds
                   6.375% due 8/15/27                           164,766
   12,950,000   U.S. Treasury Bonds
                   6.125% due 11/15/27(b)                    13,876,741
    2,250,000   U.S. Treasury Notes
                   7.875% due 11/15/04                        2,527,031
    3,000,000   U.S. Treasury Notes
                   7.50% due 10/31/99                         3,074,064
    8,000,000   U.S. Treasury Notes
                   6.875% due 8/31/99                         8,120,000
      500,000   U.S. Treasury Notes
                   6.625% due 6/30/01                           514,531
   10,000,000   U.S. Treasury Notes
                   6.50% due 5/15/05                         10,556,250
    6,600,000   U.S. Treasury Notes
                   6.50% due 8/15/05                          6,967,125
    4,250,000   U.S. Treasury Notes
                   6.125% due 8/15/07                         4,423,986
    3,435,000   U.S. Treasury Notes
                   6.00% due 8/15/00                          3,467,203
    4,100,000   U.S. Treasury Notes
                   5.875% due 11/15/99                        4,117,937
    3,500,000   U.S. Treasury Notes
                   5.625% due 10/31/99                        3,503,283
    2,700,000   U.S. Treasury Notes
                   5.625% due 5/15/01                         2,709,283
    6,300,000   U.S. Treasury Notes
                   5.50% due 3/31/00                          6,298,034
    3,500,000   U.S. Treasury Notes
                   5.50% due 5/31/03                          3,500,000
    4,000,000   U.S. Treasury Notes
                   5.50% due 2/15/08                          3,998,752
                                                           ------------
TOTAL U.S. GOVERNMENT SECURITIES
   (Cost $90,875,396)                                        93,069,774
                                                           ------------
--------------------
YANKEE BONDS -- 2.2%
--------------------
    2,350,000   Petroliam Nasional Berhad+
                   6.625% due 10/18/01                        2,174,523
    2,400,000   Thailand Kingdom
                   7.55% due 8/15/99                          2,362,750
    3,500,000   Yorkshire Pwr. Fin., Ltd.+
                   6.154% due 2/25/03                         3,510,006
                                                           ------------
TOTAL YANKEE BONDS
   (Cost $8,075,087)                                          8,047,279
                                                           ------------
-------------------------
COMMERCIAL PAPER -- 15.4%
-------------------------

Conglomerates -- 0.9%
    3,387,000   General Elec. Cap. Corp.
                   5.51% due 7/14/98(a)                       3,380,261
                                                           ------------
Financial-Other -- 7.4%
    9,637,000   Dakota Certificates
                   5.52% due 7/20/98(a)                       9,608,924
   15,000,000   Goldman Sachs Group LP
                   5.51% due 7/14/98(a)                      14,970,154
    2,107,000   Merrill Lynch & Co., Inc.
                   5.53% due 7/21/98(a)                       2,100,527
                                                           ------------
                                                             26,679,605
                                                           ------------

                       See notes to financial statements.

+ Rule 144A restricted security.

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                                                                   The Guardian
                                                                  Bond Fund,Inc.
                                                                  --------------
                                                                        3
                                                                  --------------

--------------------------------------------------------------------------------

Principal
Amount                                                            Value
-----------------------------------------------------------------------
Oil and Gas Services -- 3.3%
$  12,000,000   Baker Hughes, Inc.
                   5.52% due 7/14/98(a)                    $ 11,976,080
                                                           ------------
Telecommunications -- 3.8%
   13,585,000   Lucent Technologies, Inc.
                   6.00% due 7/1/98(b)                       13,585,000
                                                           ------------
TOTAL COMMERCIAL PAPER
  (Cost $55,620,946)                                         55,620,946
                                                           ------------
----------------------------
REPURCHASE AGREEMENT -- 0.3%
----------------------------

    1,048,000   State Street Bank & Trust Co.
                   repurchase agreement, dated
                   6/30/98, maturity value
                   $1,048,166 at 5.70% due 7/1/98
                   (collateralized by U.S. Treasury
                   Notes $1,075,000, 6.75% due
                   5/31/99)                                   1,048,000
                                                           ------------
TOTAL REPURCHASE AGREEMENT
  (Cost $1,048,000)                                           1,048,000
                                                           ------------
TOTAL INVESTMENTS -- 114.6%
  (Cost $411,359,400)                                       414,718,214

PAYABLES FOR REVERSE REPURCHASE
  AGREEMENTS(a) -- (3.7%)                                   (13,582,937)

PAYABLES FOR FORWARD
  MORTGAGE SECURITIES(a) -- (11.6%)                         (41,865,131)

CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES -- 0.7%                             2,565,199
                                                           ------------

NET ASSETS -- 100.0%                                       $361,835,345
                                                           ============

(a) Commercial paper with the total of $42,035,946 is segregated to cover forward mortgage purchases.
(b) Commercial paper in the amount of $13,585,000 is segregated to cover reverse repurchase agreements.

                       See notes to financial statements.

--------------------------------------------------------------------------------


                                       51
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Bond Fund,Inc.
--------------
      3
--------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

ASSETS
   Investments, at market (cost $411,359,400)              $414,718,214
   Cash                                                             843
   Interest receivable                                        4,010,134
   Receivable for securities sold                             2,732,414
   Receivable for fund shares sold                              643,735
   Other assets                                                     960
                                                           ------------
   TOTAL ASSETS                                             422,106,300
                                                           ------------
LIABILITIES
   Payable for forward mortgage
      securities -- Note E                                   41,865,131
   Payable for reverse repurchase
      agreements -- Note D                                   13,582,937
   Payable for securities purchased                           2,783,182
   Payable for fund shares redeemed                           1,516,449
   Accrued expenses                                              14,797
   Due to affiliates                                            508,459
                                                           ------------
   TOTAL LIABILITIES                                         60,270,955
                                                           ------------
     NET ASSETS                                            $361,835,345
                                                           ============
COMPONENTS OF NET ASSETS
   Capital stock, at par                                   $  2,946,183
   Additional paid-in capital                               352,528,350
   Undistributed net investment income                        1,822,429
   Accumulated net realized gain on investments               1,179,569
   Net unrealized appreciation of investments                 3,358,814
                                                           ------------
      NET ASSETS                                           $361,835,345
                                                           ============

   Shares Outstanding -- $0.10 par value                     29,461,827
                                                           ------------

NET ASSET VALUE PER SHARE                                  $      12.28
                                                           ============
STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1998 (Unaudited)

Investment Income:
   Interest                                                $ 11,174,943
                                                           ------------
Expenses:
   Investment advisory fees -- Note B                          892,085
   Custodian fees                                               54,001
   Printing expense                                             21,260
   Audit fees                                                    8,750
   Directors' fees -- Note B                                     6,250
   Transfer agent fees                                           1,650
   Legal fees                                                    1,493
   Registration fees                                             1,326
   Insurance expense                                             1,122
   Other                                                           350
                                                           ------------
   Total Expenses                                              988,287
                                                           ------------

   Net Investment Income                                    10,186,656
                                                           ------------
Realized and Unrealized Gain/(Loss)
   on Investments -- Note F
   Net realized gain on investments                          3,473,898
   Net change in unrealized appreciation
      of investments                                           300,983
                                                          ------------
Net Realized and Unrealized Gain
   on Investments                                            3,774,881
                                                          ------------
Net Increase in Net Assets
   from Operations                                        $ 13,961,537
                                                          ============

                       See notes to financial statements.

--------------------------------------------------------------------------------


                                       52
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                                                                  Bond Fund,Inc.
                                                                  --------------
                                                                        3
                                                                  --------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Six Months      Year Ended
                                                                                            Ended    December 31,
                                                                                    June 30, 1998            1997
                                                                                      (Unaudited)       (Audited)
                                                                                    -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
    Net investment income                                                           $  10,186,656   $  21,276,367
    Net realized gain/(loss) on investments                                             3,473,898         (62,653)
    Net change in unrealized appreciation/(depreciation) of investments                   300,983       8,436,647
                                                                                    -------------   -------------
      Net Increase in Net Assets from Operations                                       13,961,537      29,650,361
                                                                                    -------------   -------------
 Dividends to Shareholders from:
    Net investment income                                                              (8,962,490)    (21,605,507)
                                                                                    -------------   -------------
 From Capital Share Transactions:
    Net increase/(decrease) in net assets from capital share
      transactions -- Note G                                                            1,424,387      (7,065,940)
                                                                                    -------------   -------------
      Net Increase in Net Assets                                                        6,423,434         978,914

 Net Assets:
    Beginning of period                                                               355,411,911     354,432,997
                                                                                    -------------   -------------
    End of period*                                                                  $ 361,835,345   $ 355,411,911
                                                                                    =============   =============

 *  Includes undistributed net investment income of:                                $   1,822,429   $     598,263

                       See notes to financial statements.

--------------------------------------------------------------------------------


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Bond Fund,Inc.
--------------
      3
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--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                             Six Months
                                Ended                              Year Ended December 31, (Audited)
                            June 30, 1998      -----------------------------------------------------------------------
                             (Unaudited)              1997           1996           1995           1994           1993
                             -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period .....  $     12.11       $     11.83    $     12.25    $     11.08    $     12.24    $     12.26
                             -----------       -----------    -----------    -----------    -----------    -----------
Income from investment
  operations:
  Net investment
    income ................         0.35              0.75           0.76           0.76           0.40           0.70
  Net realized and
    unrealized gain/
    (loss) on investments .         0.13              0.29          (0.42)          1.17          (0.82)          0.50
                             -----------       -----------    -----------    -----------    -----------    -----------
  Net increase/(decrease)
    from investment
    operations ............         0.48              1.04           0.34           1.93          (0.42)          1.20
                             -----------       -----------    -----------    -----------    -----------    -----------

Dividends and Distributions
  to Shareholders from:
  Net investment income ...        (0.31)            (0.76)         (0.76)         (0.76)         (0.68)         (0.70)
  Net realized gain .......           --                --             --             --          (0.06)         (0.52)
                             -----------       -----------    -----------    -----------    -----------    -----------
  Total dividends and
    distributions .........        (0.31)            (0.76)         (0.76)         (0.76)         (0.74)         (1.22)
                             -----------       -----------    -----------    -----------    -----------    -----------
Net asset value, end of
  period ..................  $     12.28       $     12.11    $     11.83    $     12.25    $     11.08    $     12.24
                             -----------       -----------    -----------    -----------    -----------    -----------

Total return* .............         3.96%             8.99%          2.88%         17.59%         (3.45)%         9.85%
                             -----------       -----------    -----------    -----------    -----------    -----------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) .......  $   361,835       $   355,412    $   354,433    $   374,462    $   308,978    $   340,269
  Ratio of expenses to
    average net assets ....         0.55%(a)          0.55%          0.54%          0.54%          0.54%          0.55%
  Ratio of net invest-
    ment income to
    average net assets ....         5.71%(a)          6.15%          6.12%          6.43%          5.69%          5.56%
  Portfolio turnover
    rate ..................          139%              340%           188%           298%           311%           220%

                                                Year Ended December 31, (Audited)
                             -----------------------------------------------------------------------
                                    1992           1991           1990           1989           1988
                             -----------------------------------------------------------------------
Net asset value,
  beginning of period .....  $     12.33    $     11.56    $     11.67    $     11.16    $     11.12
                             -----------    -----------    -----------    -----------    -----------
Income from investment
  operations:
  Net investment
    income ................         0.81           0.92           0.97           0.98           1.03
  Net realized and
    unrealized gain/
    (loss) on investments .         0.13           0.91          (0.11)          0.55           0.02
                             -----------    -----------    -----------    -----------    -----------
  Net increase/(decrease)
    from investment
    operations ............         0.94           1.83           0.86           1.53           1.05
                             -----------    -----------    -----------    -----------    -----------

Dividends and Distributions
  to Shareholders from:
  Net investment income ...        (0.81)         (0.92)         (0.97)         (1.02)         (1.01)
  Net realized gain .......        (0.20)         (0.14)            --             --             --
                             -----------    -----------    -----------    -----------    -----------
  Total dividends and
    distributions .........        (1.01)         (1.06)         (0.97)         (1.02)         (1.01)
                             -----------    -----------    -----------    -----------    -----------
Net asset value, end of
  period ..................  $     12.26    $     12.33    $     11.56    $     11.67    $     11.16
                             -----------    -----------    -----------    -----------    -----------

Total return* .............         7.70%         16.19%          7.57%         13.88%          9.70%
                             -----------    -----------    -----------    -----------    -----------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) .......  $   284,330    $   222,299    $   165,844    $   147,753    $   113,616
  Ratio of expenses to
    average net assets ....         0.56%          0.57%          0.58%          0.60%          0.61%
  Ratio of net invest-
    ment income to
    average net assets ....         6.70%          7.81%          8.53%          8.78%          8.97%
  Portfolio turnover
    rate ..................           57%            43%            39%           158%            24%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a) Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------


                                       54
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                                       55
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 The Guardian
Cash Fund,Inc.
--------------
      4
--------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

-------------------------
COMMERCIAL PAPER -- 94.4%
-------------------------

Principal
Amount                                                            Value
-----------------------------------------------------------------------
FINANCIAL -- 27.6%

Bank Holding Companies -- 4.0%
$  16,500,000   J.P. Morgan & Co., Inc.
                   5.50% due 8/21/98                       $ 16,371,438
                                                           ------------
Finance Companies -- 11.7%
   16,000,000   Goldman Sachs Group LP
                   5.51% due 7/10/98                         15,977,960
   16,000,000   Merrill Lynch & Co., Inc.
                   5.51% due 7/31/98                         15,926,533
   16,000,000   Private Export Funding Corp.
                   5.49% due 8/5/98                          15,914,600
                                                           ------------
                                                             47,819,093
                                                           ------------
Other Major Banks -- 7.9%
   16,500,000   Commerzbank U.S. Finance
                   5.55% due 7/27/98                         16,433,862
   16,000,000   Dresdner U.S. Finance
                   5.51% due 8/3/98                          15,919,187
                                                           ------------
                                                             32,353,049
                                                           ------------
Utilities-Electric -- 4.0%
   16,500,000   Nat'l. Rural Utils. Coop. Fin. Corp.
                   5.47% due 7/17/98                         16,459,887
                                                           ------------
                Total Financial                             113,003,467
                                                           ------------
INDUSTRIAL -- 66.8%

Automotive -- 15.8%
   16,500,000   Daimler Benz North America Co.
                   5.52% due 8/20/98                         16,373,500
   16,500,000   Ford Motor Credit Co.
                   5.54% due 7/6/98                          16,487,304
   16,000,000   Toyota Motor Credit Co.
                   5.48% due 7/20/98                         15,953,724
   16,000,000   Volkswagen of America, Inc.
                   5.51% due 7/20/98                         15,953,471
                                                           ------------
                                                             64,767,999
                                                           ------------
Computer Systems -- 4.0%
   16,500,000   Int'l. Business Machines
                   5.51% due 7/22/98                         16,446,966
                                                           ------------
Conglomerates -- 4.0%
   16,500,000   General Electric Cap. Corp.
                   5.51% due 8/13/98                         16,391,407
                                                           ------------
Food and Beverage -- 7.7%
  $15,000,000   H. J. Heinz Co.
                   5.50% due 7/23/98                         14,949,583
   16,500,000   Hershey Foods Corp.
                   5.51% due 7/24/98                         16,441,915
                                                           ------------
                                                             31,391,498
                                                           ------------
Household Products -- 3.9%
   16,075,000   Colgate Palmolive Co.
                   5.50% due 9/10/98                         15,900,631
                                                           ------------
Machinery -- 3.9%
   16,000,000   Deere & Co.
                   5.48% due 7/9/98                          15,980,516
                                                           ------------
Metals -- 4.0%
   16,500,000   Aluminum Co. of America
                   5.55% due 7/8/98                          16,482,194
                                                           ------------
Oil-Integrated-Domestic -- 4.0%
   16,500,000   Shell Finance
                   5.50% due 7/23/98                         16,444,542
                                                           ------------
Oil-Integrated-International -- 3.9%
   16,000,000   Texaco, Inc.
                   5.49% due 8/4/98                          15,917,040
                                                           ------------
Telecommunications -- 11.8%
   16,500,000   Bell Atlantic Financial Svcs.
                   5.52% due 7/10/98                         16,477,230
   16,000,000   GTE Finance Corp.
                   5.56% due 7/22/98                         15,948,107
   16,000,000   Telstra Corp. Ltd.
                   5.54% due 8/24/98                         15,867,040
                                                           ------------
                                                             48,292,377
                                                           ------------
Utilities-Electric -- 3.8%
   16,000,000   Electricite de France
                   5.47% due 8/12/98                         15,897,893
                                                           ------------
                Total Industrial                            273,913,063
                                                           ------------
TOTAL COMMERCIAL PAPER
   (Cost $386,916,530)                                      386,916,530
                                                           ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------


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                                                                  Cash Fund,Inc.
                                                                  --------------
                                                                        4
                                                                  --------------

--------------------------------------------------------------------------------

----------------------------
REPURCHASE AGREEMENT -- 5.6%
----------------------------

Principal
Amount                                                            Value
-----------------------------------------------------------------------
$  23,159,000   State Street Bank & Trust Co.
                repurchase agreement,
                dated 6/30/98, maturity
                value $23,162,667 at 5.70%
                due 7/1/98 (collateralized
                by $23,630,000 U.S.
                Treasury Notes, 6.75%
                due 5/31/99)                               $ 23,159,000
                                                           ------------
TOTAL REPURCHASE AGREEMENT
  (Cost $23,159,000)                                         23,159,000
                                                           ------------

TOTAL INVESTMENTS -- 100.0%
  (Cost $410,075,530)                                       410,075,530

LIABILITIES IN EXCESS OF CASH,
  RECEIVABLES AND
    OTHER ASSETS -- (0.0%)                                      (65,169)
                                                           ------------

                                                           ------------
NET ASSETS -- 100.0%                                       $410,010,361
                                                           ============


                       See notes to financial statements.

--------------------------------------------------------------------------------


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--------------
      4
--------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

ASSETS
   Investments, at market (cost $410,075,530)              $410,075,530
   Cash                                                              88
   Receivable for fund shares sold                            1,270,424
   Interest receivable                                            3,666
   Other assets                                                   1,140
                                                           ------------
   TOTAL ASSETS                                             411,350,848
                                                           ------------

LIABILITIES
   Payable for fund shares redeemed                             769,314
   Accrued expenses                                              53,787
   Due to affiliates                                            517,386
                                                           ------------
   TOTAL LIABILITIES                                          1,340,487
                                                           ------------
     NET ASSETS                                            $410,010,361
                                                           ============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                   $  4,100,104
   Additional  paid-in capital                              405,910,257
                                                           ------------
     NET ASSETS                                            $410,010,361
                                                           ============

   Shares Outstanding -- $0.10 par value                     41,001,036
                                                           ------------

NET ASSET VALUE PER SHARE                                  $      10.00
                                                           ============

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1998 (Unaudited)

Investment Income:
   Interest                                                $ 10,642,138
                                                           ------------

Expenses:
   Investment advisory fees -- Note B                           947,962
   Custodian fees                                                39,583
   Printing expense                                               9,703
   Audit fees                                                     8,500
   Directors' fees -- Note B                                      6,250
   Transfer agent fees                                            1,650
   Legal fees                                                     1,400
   Insurance expense                                              1,122
   Registration fees                                              1,000
   Other                                                            350
                                                           ------------
   Total Expenses                                             1,017,520
                                                           ------------

Net Investment Income,
  Representing Net Increase in
    Net Assets from Operations                             $  9,624,618
                                                           ============

                       See notes to financial statements.

--------------------------------------------------------------------------------


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                                                                  Cash Fund,Inc.
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                                                                        4
                                                                  --------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                     Six Months      Year Ended
                                                          Ended    December 31,
                                                  June 30, 1998            1997
                                                    (Unaudited)       (Audited)
                                                  -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
    Net investment income                         $   9,624,618   $  19,627,700
                                                  -------------   -------------
      Net Increase in Net Assets from Operations      9,624,618      19,627,700
                                                  -------------   -------------

 Dividends to Shareholders from:
    Net investment income                            (9,624,618)    (19,627,700)
                                                  -------------   -------------

 From Capital Share Transactions:
    Net increase/(decrease) in net assets from
    capital share transactions -- Note G             41,887,912     (10,199,261)
                                                  -------------   -------------
      Net Increase/(Decrease) in Net Assets          41,887,912     (10,199,261)

 Net Assets:
    Beginning of period                             368,122,449     378,321,710
                                                  -------------   -------------
    End of period                                 $ 410,010,361   $ 368,122,449
                                                  =============   =============

                       See notes to financial statements.

--------------------------------------------------------------------------------


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      4
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--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                 Six Months
                                    Ended                            Year Ended December 31, (Audited)
                                June 30, 1998     -----------------------------------------------------------------------
                                 (Unaudited)             1997           1996           1995           1994           1993
                                -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period ........  $     10.00       $     10.00    $     10.00    $     10.00    $     10.00    $     10.00
                                -----------       -----------    -----------    -----------    -----------    -----------
Income from investment
  operations:
  Net investment
    income ...................         0.25              0.50           0.49           0.54           0.38           0.26

Dividends and Distributions
  to Shareholders from:
  Net investment income ......        (0.25)            (0.50)         (0.49)         (0.54)         (0.38)         (0.26)
                                -----------       -----------    -----------    -----------    -----------    -----------

Net asset value, end of
  period .....................  $     10.00       $     10.00    $     10.00    $     10.00    $     10.00    $     10.00
                                -----------       -----------    -----------    -----------    -----------    -----------

Total return* ................         2.54%             5.14%          4.98%          5.52%          3.82%          2.64%
                                -----------       -----------    -----------    -----------    -----------    -----------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ..........  $   410,010       $   368,122    $   378,322    $   356,820    $   386,986    $   310,798
  Ratio of expenses to
    average net assets .......         0.54%(a)          0.54%          0.54%          0.54%          0.54%          0.54%
  Ratio of net invest-
    ment income to
    average net assets .......         5.08%(a)          5.02%          4.86%          5.39%          3.81%          2.61%

                                -----------------------------------------------------------------------
                                       1992           1991           1990           1989           1988
                                -----------------------------------------------------------------------
Net asset value,
  beginning of period ........  $     10.00    $     10.00    $     10.00    $     10.00    $     10.00
                                -----------    -----------    -----------    -----------    -----------
Income from investment
  operations:
  Net investment
    income ...................         0.35           0.54           0.77           0.87           0.72

Dividends and Distributions
  to Shareholders from:
  Net investment income ......        (0.35)         (0.54)         (0.77)         (0.87)         (0.72)
                                -----------    -----------    -----------    -----------    -----------

Net asset value, end of
  period .....................  $     10.00    $     10.00    $     10.00    $     10.00    $     10.00
                                -----------    -----------    -----------    -----------    -----------

Total return* ................         3.21%          5.59%          7.95%          8.70%          7.20%
                                -----------    -----------    -----------    -----------    -----------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ..........  $   318,879    $   331,677    $   331,600    $   262,865    $   228,310
  Ratio of expenses to
    average net assets .......         0.54%          0.55%          0.56%          0.56%          0.58%
  Ratio of net invest-
    ment income to
    average net assets .......         3.17%          5.44%          7.67%          8.67%          7.17%


* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a) Annualized.

                       See notes to financial statements.


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  Stock, Bond
    & Cash
--------------
      4
--------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, The Guardian Bond Fund,
The Guardian Cash Fund
------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

----------------------------------------------
Note A -- Organization and Accounting Policies
----------------------------------------------

      The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc. (GCF) (collectively, the Funds and individually, a Fund), are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940 Act).

      GSF offers two classes of shares: Class I and Class II. The Class I shares of GSF, and shares of GBF and GCF, are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). GSF's Class II shares are offered through the ownership of variable annuities and variable life insurance policies issued by other insurance companies that offer GSF as an investment option through their separate accounts. The two classes of shares for GSF represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required. Significant accounting policies of the Funds are as follows:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

      Securities listed on national securities exchanges are valued based upon closing prices on these exchanges. Securities traded in the over-the-counter market and listed securities for which there have been no trades for the day are valued at the mean of the bid and asked prices.

      Certain debt securities may be valued each business day by an independent pricing service (Service) approved by the Board of Directors. Debt securities for which quoted bid prices, in the judgment of the Service, are readily available and representative of the bid side of the market, are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Securities for which market quotations are not readily available, including certain mortgage-backed securities and restricted securities, are valued by using methods that each Fund's Board of Directors, in good faith, believes will accurately reflect their fair value.

      The valuation of securities held by GCF is based upon their amortized cost which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. Amortized cost valuations do not take into account unrealized gains and losses.

--------------------------------------------------------------------------------


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                                                                   Stock, Bond
                                                                      & Cash
                                                                  --------------
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                                                                  --------------

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

      Investment securities transactions are recorded on the date of purchase or sale. Repurchase agreements are carried at cost, which approximates value (see Note C).

      Net realized gain or loss on sales of investments is determined on an identified cost basis. Interest income, including amortization of premium and discount, is recorded when earned. Dividends are recorded on the ex-dividend date.

Federal Income Taxes

      Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code
(Code), and as such will not be subject to federal income tax on investment income (including any realized capital gains) which is distributed to its shareholders in accordance with the applicable provisions of the Code. Therefore, no federal income tax provision is required.

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

Dividend Distributions

      GSF and GBF intend to distribute each year, as dividends or capital gain distributions, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the applicable Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the policy of GSF and GBF is to distribute net investment income approximately every six months and net capital gains annually. This policy is, however, subject to change at any time by each Fund's Board of Directors.

      GCF earns interest on its investments daily and distributes all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are paid as a dividend on the next business day.

      All dividends and distributions are credited in the form of additional shares of GCF at net asset value on the payable date.

-----------------------------------------
Note B -- Investment Advisory Agreements
          and Payments to Related Parties
-----------------------------------------

      Each Fund has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly-owned subsidiary of GIAC. GISC receives a management fee from each Fund computed at the rate of .50% of the daily average net assets during the fiscal year, payable quarterly. If total expenses of any Fund (excluding taxes, interest and brokerage com-

--------------------------------------------------------------------------------


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--------------
      4
--------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, The Guardian Bond Fund,
The Guardian Cash Fund
------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

missions, but including the investment advisory fee) exceed 1% per annum of the average daily net assets of the Fund, GISC has agreed to assume any such expenses. None of the Funds exceeded this limit during the six months ended June 30, 1998.

      No compensation is paid by any of the Funds to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of a Fund. Each director not deemed an "interested person" is paid an annual fee of $500 by each Fund, and $350 for attendance at each meeting of each Fund.

-------------------------------
Note C -- Repurchase Agreements
-------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. Each Fund's Board of Directors has established standards to evaluate creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.

---------------------------------------
Note D -- Reverse Repurchase Agreements
---------------------------------------

      GBF may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time GBF enters into a reverse repurchase agreement, it establishes and maintains cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily in a segregated account with the Fund's custodian. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GBF may be unable to deliver the securities when the Fund seeks to repurchase them. Interest paid on reverse repurchase agreements for the six months ended June 30, 1998 amounted to $282,863.

      Information regarding transactions by GBF under reverse repurchase agreements is as follows:

    Face                                                                                              Market
    Value                                                                                              Value
    -----                                                                                              -----
$13,582,938  Reverse Repurchase Agreement with J. P. Morgan, 6.00% dated
             6/30/98, to be repurchased at $13,584,919 on 7/1/98, collateralized by
             $13,585,000 Lucent Technologies, Inc., 6.00% due 7/1/98 ............................  $ 13,582,938

             Average amount outstanding during the period .......................................  $ 12,969,665
             Average monthly shares outstanding during the period ...............................    29,122,803
             Average debt per share outstanding during the period ...............................  $       0.45
             Weighted average interest rate during the period ...................................          4.49%

--------------------------------------------------------------------------------


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                                                                    Stock, Bond
                                                                      & Cash
                                                                  --------------
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                                                                  --------------

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

----------------------------------
Note E -- Dollar Roll Transactions
----------------------------------

      GBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GBF may be unable to deliver the securities when GBF seeks to repurchase them.

---------------------------------
Note F -- Investment Transactions
---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the six months ended June 30, 1998 were as follows:

                                                     GSF               GBF
                                                     ---               ---
      Purchases .............................  $   756,625,827  $   492,459,212
      Proceeds ..............................  $   756,355,281  $   483,988,557

    The cost of investments owned at June 30, 1998 for federal income tax purposes was the same as for financial reporting purposes. The gross unrealized appreciation and depreciation of investments at June 30, 1998 for GSF and GBF were as follows:

                                                     GSF               GBF
                                                     ---               ---
      Gross Appreciation ....................  $ 1,206,622,362  $     4,540,684
      Gross Depreciation ....................      (37,819,093)      (1,181,870)
                                               ---------------  ---------------
        Net Unrealized Appreciation .........  $ 1,168,803,269  $     3,358,814
                                               ===============  ===============

--------------------------------------------------------------------------------


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    & Cash
--------------
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--------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, The Guardian Bond Fund,
The Guardian Cash Fund
------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

---------------------------------------
Note G -- Transactions in Capital Stock
---------------------------------------

      There are 400,000,000 shares of $0.001 par value capital stock authorized for GSF, divided into two classes, designated Class I and Class II shares. GSF Class I consists of 300,000,000 shares and Class II consists of 100,000,000 shares. There are 100,000,000 shares of $0.10 par value capital stock authorized for GBF and GCF. Transactions in capital stock were as follows:

                                  Six Months Ended         Year Ended    Six Months Ended            Year Ended
                                          June 30,       December 31,            June 30,          December 31,
                                              1998               1997                1998                  1997
                                       (Unaudited)          (Audited)          (Unaudited)             (Audited)
---------------------------------------------------------------------------------------------------------------
                                                    Shares                                Amount
---------------------------------------------------------------------------------------------------------------
o The Guardian Stock Fund, Inc.
Shares sold                              3,806,719          9,514,978        $ 186,682,674        $ 429,926,820
Shares issued in reinvestment of
  dividends and distributions            2,168,488          8,346,801          109,205,045          376,552,398
Shares repurchased                      (4,900,804)        (5,599,554)        (243,159,536)        (251,187,198)
---------------------------------------------------------------------------------------------------------------
   Net increase                          1,074,403         12,262,225        $  52,728,183        $ 555,292,020
---------------------------------------------------------------------------------------------------------------

o The Guardian Bond Fund, Inc.
Shares sold                              2,843,311          3,714,602        $  35,192,875        $  45,183,038
Shares issued in reinvestment of
  dividends and distributions              731,035          1,799,751            8,962,491           21,605,507
Shares repurchased                      (3,461,614)        (6,115,919)         (42,730,979)         (73,854,485)
---------------------------------------------------------------------------------------------------------------
   Net increase/(decrease)                 112,732           (601,566)       $   1,424,387        $  (7,065,940)
---------------------------------------------------------------------------------------------------------------
o The Guardian Cash Fund, Inc.
Shares sold                             19,250,479         30,190,330        $ 192,504,794        $ 301,903,299
Shares issued in reinvestment of
  dividends and distributions              962,462          1,962,770            9,624,618           19,627,700
Shares repurchased                     (16,024,150)       (33,173,026)        (160,241,500)        (331,730,260)
---------------------------------------------------------------------------------------------------------------
   Net increase/(decrease)               4,188,791         (1,019,926)       $  41,887,912        $ (10,199,261)
---------------------------------------------------------------------------------------------------------------

------------------------
Note H -- Line of Credit
------------------------

      A $50,000,000 line of credit available to each Fund and the other Guardian-related Funds has been established with Morgan Guaranty Trust Company. The rate of interest charged on any borrowings is based upon the prevailing Federal Funds rate at the time of the loan plus .25% calculated on a 360 day basis per annum. For the six months ended June 30, 1998, none of the Funds borrowed against this line of credit.

--------------------------------------------------------------------------------

                                                                  --------------
                                                                   The Guardian
                                                                    Stock, Bond
                                                                      & Cash
                                                                  --------------
                                                                        4
                                                                  --------------

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

-----------------------------
Note I -- Shareholder Meeting
-----------------------------

      A special meeting of shareholders of the Fund was held on April 21, 1998 to vote on several proposals, including the amendment and restatement of the Fund's Articles of Incorporation, comprehensive amendments to the Fund's fundamental investment restrictions, and the selection of the Fund's independent public accountants. The shares of the Fund were voted by GIAC on behalf of the beneficial owners of Fund shares. The proposal relating to the Fund's investment restrictions was divided into sub-proposals for each investment restriction proposed for amendment. Each of the proposals was approved by a substantial margin.

      The voting tabulations for each proposal approved at the meeting are as follows:

                                                  FOR              AGAINST            ABSTAIN
1. Amendment and restatement of
the Fund's Articles of Incorporation         16,095,158.351       963,839.873      1,524,300.460

2. Amendment of the Fund's
investment restriction relating to:

A.  Prospectus disclosure                    15,911,129.922       915,270.120      1,756,898.642
B.  Unseasoned issuers                       15,856,583.017       969,817.025      1,756,898.642
C.  Borrowing                                15,812,306.448     1,014,093.594      1,756,898.642
D.  Pledge of assets                         15,886,420.113       939,979.929      1,756,898.642
E.  Securities lending                       15,868,613.628       957,786.414      1,756,898.642
F.  Industry concentration                   15,927,935.095       898,464.947      1,756,898.642
G.  Issuer diversification                   15,896,955.491       929,444.551      1,756,898.642
H.  Warrants                                 15,896,732.686       929,667.356      1,756,898.642
I.  Illiquid/restricted securities           15,865,573.303       960,826.739      1,756,898.642
J.  Investment in other mutual funds         15,882,042.522       944,357.520      1,756,898.642
K.  Margin and short sales                   15,815,723.876     1,010,676.166      1,756,898.642
L.  Options                                  15,835,977.980       990,422.062      1,756,898.642
M.  Commodities                              15,784,608.023     1,041,792.019      1,756,898.642
N.  Real estate                              15,868,064.285       958,335.757      1,756,898.642
O.  Oil and gas                              15,872,532.047       953,867.995      1,756,898.642
P.  Ownership by management                  15,870,628.361       955,771.681      1,756,898.642
Q.  Acquisition of control                   15,907,652.388       918,747.654      1,756,898.642
R.  Senior securities                        15,907,927.213       918,472.829      1,756,898.642

3. Ratification of the selection of
the Fund's independent accountants           16,959,428.569       274,790.785      1,349,079.330

--------------------------------------------------------------------------------

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  Asset Fund
---------------
      5
---------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

----------------------
COMMON STOCKS -- 94.1%
----------------------

Shares                                                           Value
----------------------------------------------------------------------
Aerospace -- 1.1%
         5,000  Boeing Co.                               $     222,813
        70,000  Fairchild Corp., Cl. A                       1,413,125
                                                         -------------
                                                             1,635,938
Agriculture -- 1.5%
        15,000  Archer-Daniels-Midland Co.                     290,625
        18,000  DeKalb Genetics Corp., Cl. B                 1,703,250
         5,000  Monsanto Co.                                   279,375
                                                         -------------
                                                             2,273,250
                                                         -------------
Automotive: Parts and Accessories -- 3.2%
        12,000  Echlin Inc.                                    588,750
        50,000  GenCorp Inc.                                 1,312,500
        45,000  Modine Manufacturing Co.                     1,558,125
         8,000  Ragan (Brad) Inc.                              314,000
        20,000  TransPro Inc.                                  148,750
        55,500  Wynn's International Inc.                    1,068,375
                                                         -------------
                                                             4,990,500
                                                         -------------
Aviation: Parts and Services -- 2.7%
        16,500  AAR Corp.                                      487,781
        24,000  Barnes Group Inc.                              649,500
        25,000  Coltec Industries Inc.+                        496,875
        16,000  Curtiss-Wright Corp.                           627,000
         7,500  Hi-Shear Industries Inc.                        20,156
        31,000  Hudson General Corp.                         1,569,375
        10,000  Moog Inc., Cl. A+                              381,875
                                                         -------------
                                                             4,232,562
                                                         -------------
Broadcasting -- 5.5%
        67,000  Ackerley Communications Inc.                 1,407,000
        27,235  Chris-Craft Industries Inc.                  1,489,414
        12,000  Gray Communications
                  Systems Inc.                                 388,500
        50,000  Gray Communications
                  Systems Inc., Cl. B                        1,543,750
        18,000  Grupo Televisa SA, GDR+                        677,250
        23,000  Liberty Corp.                                1,157,188
        16,500  United Television Inc.                       1,889,241
                                                         -------------
                                                             8,552,343
                                                         -------------
Building and Construction -- 0.4%
        20,000  Nortek Inc.                                    615,000
                                                         -------------
Business Services -- 0.4%
        20,000  EnviroSource Inc.+                             350,000
        10,000  Republic Industries Inc.+                      250,000
                                                         -------------
                                                               600,000
                                                         -------------
Cable -- 8.7%
        43,300  BET Holdings Inc., Cl. A+                    2,725,194
        85,000  Cablevision Systems Corp., Cl. A+            7,097,500
        50,000  MediaOne Group Inc.                          2,196,875
        17,000  Tele-Communications Inc., Cl. A+               653,438
        27,000  Tele-Communications International
                  Inc., Cl. A +                                542,531
        20,000  United International
                Holdings Inc., Cl. A+                          320,000
                                                         -------------
                                                            13,535,538
                                                         -------------
Consumer Products -- 2.4%
       100,000  Carter-Wallace Inc.                          1,806,250
        18,000  Gallaher Group plc+                            393,750
        20,000  General Cigar Holdings Inc.                    197,500
        18,000  General Cigar Holdings Inc.,
                  Cl. B (a)                                    177,750
        35,000  General Housewares Corp.                       352,188
        21,000  National Presto Industries Inc.                817,688
                                                         -------------
                                                             3,745,126
                                                         -------------
Consumer Services -- 1.9%
        39,000  Loewen Group Inc.                            1,053,000
        95,000  Rollins Inc.                                 1,947,500
                                                         -------------
                                                             3,000,500
                                                         -------------
Diversified Industrial -- 5.0%
         6,000  Crane Co.                                      291,375
        46,000  GATX Corp.                                   2,018,250
        20,000  Honeywell Inc.                               1,671,250
        45,000  ITT Industries Inc.                          1,681,875
        50,000  Katy Industries Inc.                           912,500
        20,000  Thomas Industries Inc.                         488,750
        45,000  Tyler Corp.+                                   464,063
        10,000  WHX Corp.                                      128,750
                                                         -------------
                                                             7,656,813
                                                         -------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

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                                                                 Gabelli Capital
                                                                   Asset Fund
                                                                 ---------------
                                                                        5
                                                                 ---------------

--------------------------------------------------------------------------------

Shares                                                           Value
----------------------------------------------------------------------
Energy -- 2.0%
        12,000  Eastern Enterprises                      $     514,500
        90,000  Kaneb Services Inc.+                           489,375
        40,000  Pennzoil Co.                                 2,025,000
                                                         -------------
                                                             3,028,875
                                                         -------------
Entertainment -- 10.1%
        84,664  Ascent Entertainment Group Inc.+               941,887
         3,500  Fisher Companies Inc.                          250,250
        45,000  Gaylord Entertainment Co., Cl. A             1,451,250
        40,000  GC Companies Inc.+                           2,075,000
        92,000  Tele-Communications Inc./Liberty
                  Media Group, Cl. A+                        3,570,750
        23,000  Time Warner Inc.                             1,965,063
        80,000  USA Networks Inc.+                           2,010,000
        58,000  Viacom Inc., Cl. A+                          3,393,000
                                                         -------------
                                                            15,657,200
                                                         -------------
Equipment and Supplies -- 9.4%
        26,000  Aeroquip-Vickers Inc.                        1,517,750
        26,000  AMETEK Inc.                                    762,125
        40,000  Ampco-Pittsburgh Corp.                         615,000
        30,000  CLARCOR Inc.                                   630,000
        15,000  CTS Corp.                                      447,188
         7,000  Daniel Industries Inc.                         133,000
       100,000  Fedders Corp.                                  668,750
        30,000  Flowserve Corp.                                731,250
        12,500  Franklin Electric Co. Inc.                     850,000
       100,000  Hussmann International Inc.                  1,875,000
        22,000  IDEX Corp.                                     759,000
        28,000  Navistar International Corp.+                  808,500
        14,000  Pittway Corp.                                1,067,500
        30,000  Sequa Corp., Cl A                            2,002,500
        30,000  SPS Technologies Inc.+                       1,755,000
                                                         -------------
                                                            14,622,563
                                                         -------------
Financial Services -- 5.1%
        19,500  Allied Group Inc.                              912,844
        58,000  American Bankers Insurance
                Group Inc.                                   3,487,250
        30,000  Argonaut Group Inc.                            948,750
         5,000  Mellon Bank Corp.                              348,125
        63,000  Midland Co.                                  1,441,125
        30,300  Pioneer Group Inc.                             797,269
                                                         -------------
                                                             7,935,363
                                                         -------------
Food and Beverage -- 8.5%
         4,000  Bestfoods Inc.                                 232,250
        44,000  Celestial Seasonings Inc.+                   2,178,000
        31,200  Corn Products International Inc.+            1,064,700
        15,000  General Mills Inc.                           1,025,625
        12,000  Heinz (H.J.) Co.                               673,500
         3,000  Keebler Foods Co.                               82,500
        25,000  Kellogg Co.                                    939,063
        38,000  PepsiCo Inc.                                 1,565,125
        20,000  Quaker Oats Co.                              1,098,750
        35,000  Seagram Co. Ltd.                             1,432,813
        11,000  Tootsie Roll Industries Inc.                   844,250
         7,000  Twinlab Corp.                                  305,813
        78,000  Whitman Corp.                                1,794,000
                                                         -------------
                                                            13,236,389
                                                         -------------
Health Care -- 0.7%
       120,000  IVAX Corp.+                                  1,110,000
                                                         -------------
Hotels and Gaming -- 2.1%
       102,000  Aztar Corp.+                                   694,875
        30,000  Hilton Hotels Corp.                            855,000
       100,000  Jackpot Enterprises Inc.                     1,256,250
        50,000  Trump Hotels & Casino
                Resorts Inc.+                                  353,125
                                                         -------------
                                                             3,159,250
                                                         -------------
Home Furnishings -- 0.2%
         5,000  Triangle Pacific Corp.                         275,000
                                                         -------------
Paper and Forest Products -- 0.3%
        12,000  Sealed Air Corp.                               441,000
                                                         -------------
Publishing -- 7.8%
        22,000  Dow Jones & Co. Inc.                         1,226,500
        22,000  Golden Books Family
                Entertainment Inc.+                             84,563
        15,000  Harcourt General Inc.                          892,500
        24,000  Lee Enterprises Inc.                           735,000
        20,500  McClatchy Newspapers Inc., Cl. A               709,813
         8,000  McGraw-Hill Companies Inc.                     652,500
        67,000  Media General Inc., Cl. A                    3,299,750
        22,000  Meredith Corp.                               1,032,625
        15,000  Pulitzer Publishing Co.                      1,338,750
        40,000  Reader's Digest Association Inc., Cl. B      1,085,000


                       See notes to financial statements.

--------------------------------------------------------------------------------

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  Asset Fund
---------------
      5
---------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

Shares                                                           Value
----------------------------------------------------------------------
Publishing -- 7.8% (continued)
        56,000  Thomas Nelson Inc.                       $     749,000
         5,000  Times Mirror Co., Cl. A                        314,375
                                                         -------------
                                                            12,120,376
                                                         -------------
Real Estate -- 1.2%
        32,000  Griffin Land & Nurseries Inc.                  560,000
        75,000  Catellus Development Corp.                   1,326,563
                                                         -------------
                                                             1,886,563
                                                         -------------
Retail -- 5.5%
        10,000  Aaron Rents Inc.                               100,000
         5,000  Aaron Rents Inc., Cl. A                        181,250
        80,000  American Stores Co.                          1,935,000
        50,000  Bruno's Inc., New+                              52,500
        65,000  Giant Food Inc., Cl. A                       2,799,063
        15,000  Lillian Vernon Corp.                           249,375
        10,000  Mercantile Stores Co.                          789,375
        53,000  Neiman Marcus Group Inc.+                    2,302,188
        18,500  Scheib (Earl) Inc.                             143,375
                                                         -------------
                                                             8,552,126
                                                         -------------
Specialty Chemical -- 1.1%
        11,000  Arco Chemical Co.                              630,438
        18,000  Ferro Corp.                                    455,625
        20,000  Sybron Chemicals Inc.                          640,000
                                                         -------------
                                                             1,726,063
                                                         -------------
Telecommunications -- 3.6%
       200,750  Citizens Utilities Co., Cl. B                1,932,219
        40,000  Frontier Corp.                               1,260,000
        20,000  GST Telecommunications Inc.+                   288,750
        49,500  Rogers Communications Inc., Cl. B+             445,500
        25,000  Southern New England
                Telecommunications Corp.                     1,637,500
         1,366  US West Inc.                                    64,179
                                                         -------------
                                                             5,628,148
                                                         -------------
Wireless Communications -- 3.7%
        25,000  360(degrees)Communications Co.+                800,000
        20,000  Centennial Cellular Corp., Cl. A+              746,250
        45,000  COMSAT Corp.                                 1,274,063
        55,000  Rogers Cantel Mobile
                Communications Inc., Cl. B+                    687,500
        55,000  Telephone and Data Systems Inc.              2,165,625
                                                         -------------
                                                             5,673,438
                                                         -------------
  TOTAL COMMON STOCKS
  (Cost $112,702,237)                                      145,889,924
                                                         -------------

---------------------------
U.S. TREASURY BILLS -- 7.8%
---------------------------

Principal
Amount                                                           Value
----------------------------------------------------------------------
$   12,173,000  4.87% to 5.16%++
                   due 08/06/98 -- 09/17/98                 12,076,617
                                                         -------------
TOTAL U.S. TREASURY BILLS
  (Cost $12,076,617)                                        12,076,617
                                                         -------------
TOTAL INVESTMENTS -- 101.9%
  (Cost $124,778,854)                                      157,966,541
                                                         -------------
OTHER ASSETS AND
  LIABILITIES (Net) -(1.9)%                                 (2,903,648)
                                                         -------------
NET ASSETS -- 100.0%                                     $ 155,062,893
                                                         =============

For Federal tax purposes:
  Aggregate cost                         $124,778,854
                                         ============
  Gross unrealized appreciation          $ 36,382,276
  Gross unrealized depreciation            (3,194,589)
                                         ------------
  Net unrealized appreciation            $ 33,187,687
                                         ============

(a)      Security fair valued as determined by the Board of Directors.
+        Non-income producing security.
++       Represents annualized yield at date of purchase.
GDR --   Global Depositary Receipt

                       See notes to financial statements.

--------------------------------------------------------------------------------


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                                                                    Asset Fund
                                                                 ---------------
                                                                       5
                                                                 ---------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

Assets:
   Investments, at value (cost $124,778,854)                        $157,966,541
   Cash                                                                      535
   Dividends and interest receivable                                      87,032
   Receivable for investments sold                                       195,552
   Receivable for capital shares sold                                    212,700
   Deferred organizational expenses                                       38,243
                                                                    ------------
     Total Assets                                                    158,500,603
                                                                    ------------

Liabilities:
   Payable for investments purchased                                   2,757,345
   Payable for capital shares redeemed                                   445,744
   Payable for investment advisory fees                                  122,686
   Accrued Directors' fees                                                 6,750
   Other accrued expenses                                                105,185
                                                                    ------------
     Total Liabilities                                                 3,437,710
                                                                    ------------
     Net Assets applicable to 8,911,147 shares
       outstanding                                                  $155,062,893
                                                                    ============

Net Assets consist of:
   Capital stock, at par value                                      $      8,911
   Additional paid-in capital                                        118,194,672
   Undistribution investment income                                      205,643
   Accumulated net realized gain on investments                        3,465,980
   Net unrealized appreciation on investments                         33,187,687
                                                                    ------------
     Total Net Assets                                               $155,062,893
                                                                    ============

     Net Asset Value, offering and redemption
        price per share (155,062,893 / 8,911,147
        shares outstanding; 500,000,000 shares
        authorized of $0.001 par value)                             $      17.40
                                                                    ============

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998
(Unaudited)

Investment Income:
 Dividends                                                          $    394,894
 Interest                                                                593,361
                                                                    ------------
     Total Investment Income                                             988,255
                                                                    ------------

Expenses:
   Investment advisory fees                                              653,358
   Legal and audit fees                                                   22,000
   Custodian fees                                                         20,463
   Directors' fees                                                        13,100
   Organizational expenses                                                10,658
   Shareholder services fees                                               5,556
   Miscellaneous                                                          57,477
                                                                    ------------
     Total Expenses                                                      782,612
                                                                    ------------
Net Investment Income                                                    205,643
                                                                    ------------

Net Realized and Unrealized Gain on
Investments:
   Net realized gain on investments                                    3,516,395
   Net change in unrealized appreciation
    on investments                                                    12,397,172
                                                                    ------------
Net realized and unrealized gain on
   investments                                                        15,913,567
                                                                    ------------
Net increase in net assets resulting from
   operations                                                       $ 16,119,210
                                                                    ============

                       See notes to financial statements.

--------------------------------------------------------------------------------


                                       71
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  Asset Fund
---------------
       5
---------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                               Six Months Ended   Year Ended
                                                                 June 30, 1998    December 31,
                                                                  (Unaudited)       1997
                                                                -------------   ------------
Operations:
   Net investment income                                        $     205,643   $     118,286
   Net realized gain on investments                                 3,516,395       7,046,284
   Net change in unrealized appreciation on investments            12,397,172      17,681,316
                                                                -------------   -------------
   Net increase in net assets resulting from operations            16,119,210      24,845,886

Distributions to shareholders:
  Net investment income                                                    --        (118,286)
  In excess of net investment income                                       --          (8,067)
  Net realized gain on investments                                         --      (7,046,284)
  In excess of net realized gain on investments                            --         (29,472)
                                                                -------------   -------------
  Total distributions to shareholders                                      --      (7,202,109)

Capital share transactions:
   Net increase in net assets from capital share transactions      33,593,418      36,244,957
                                                                -------------   -------------
   Net increase in net assets                                      49,712,628      53,888,734

Net Assets:
   Beginning of period                                            105,350,265      51,461,531
                                                                -------------   -------------

   End of period                                                $ 155,062,893   $ 105,350,265
                                                                =============   =============

                       See notes to financial statements.

--------------------------------------------------------------------------------


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                                                                    Asset Fund
                                                                 ---------------
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                                                                 ---------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

----------------
1 -- Description
----------------

      The Gabelli Capital Asset Fund (the "Fund"), a series of Gabelli Capital Series Funds, Inc. (the "Company"), was organized on April 8, 1993 as a
Maryland corporation. The Company is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is growth of capital. The Fund commenced operations on May 1, 1995. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc.

------------------------------------
2 -- Significant Accounting Policies
------------------------------------

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

      Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the closing bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Securities Transactions and Investment Income

      Securities transactions are accounted for on the trade date, with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders

      Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Provision for Income Taxes

    The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as

--------------------------------------------------------------------------------


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  Asset Fund
---------------
       5
---------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 1998 (Unaudited)

amended. As a result, a Federal income tax provision is not required.

Organizational Expenses

      A total of $100,000 in expenses was incurred in connection with the organization of the Fund. These costs were advanced by the Guardian Insurance & Annuity Company Inc. and will be reimbursed by the Fund. These organizational costs were deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Fund commenced investment operations.

--------------------------------------
3 -- Agreements with Affiliated Partie
--------------------------------------

      Pursuant to a management agreement (the "Management Agreement"), the Fund will pay Guardian Investor Services Corporation (the "Manager") a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. Pursuant to an Investment Advisory Agreement among the Fund, the Manager and Gabelli Funds, Inc. (the "Adviser"), the Adviser, under the supervision of the Company's Board of Directors and the Manager, manages the Fund's assets in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, provides investment research and provides facilities and personnel required for the Fund's administrative needs. The Adviser may delegate its administrative role and currently has done so to First Data Investor Services Group, Inc., the Fund's Sub-Administrator (the "Sub-Administrator"). The Adviser will supervise the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all Officers and Directors of the Company who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75% of the value of the Fund's average daily net assets.

-------------------------
4 -- Portfolio Securities
-------------------------

    Purchases and sales of securities for the six months ended June 30, 1998, other than short term securities, aggregated $63,882,218 and $25,496,124, respectively.

---------------------------------
5 -- Transactions with Affiliates
---------------------------------

      During the six months ended June 30, 1998, the Fund paid brokerage commissions of $88,420 to Gabelli & Company, Inc. and its affiliates.

-------------------------------
6 -- Capital Stock Transactions
-------------------------------

Transactions in shares of capital stock were as follows:

                                  Six Months Ended                 Year Ended
                                     6/30/98                        12/31/97
                                   -----------                     -----------
                              Shares           Amount          Shares         Amount
                              -------         --------        -------        -------
Shares sold                   2,765,511    $ 45,755,568       3,454,754    $ 50,227,654
Shares issued upon re-
 investment of dividends             --              --         478,228       7,202,109
Shares redeemed                (735,539)    (12,162,150)     (1,507,694)    (21,184,806)
                           ------------    ------------    ------------    ------------
Net increase                  2,029,972    $ 33,593,418       2,425,288    $ 36,244,957
                           ============    ============    ============    ============

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                 Gabelli Capital
                                                                    Asset Fund
                                                                 ---------------
                                                                       5
                                                                 ---------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period.

                                                     Six Months Ended            Year Ended December 31,
                                                      June 30, 1998     --------------------------------------------
                                                       (Unaudited)          1997             1996            1995+
                                                      ------------      ------------      -----------    -----------
Operating performance:
    Net asset value, beginning of period ............ $     15.31       $     11.55       $     10.70    $     10.00
                                                      -----------       -----------       -----------    -----------
    Net investment income ...........................        0.02              0.02              0.02           0.03(a)
    Net realized and unrealized gain on investments .        2.07              4.88              1.16           0.80
                                                      -----------       -----------       -----------    -----------
    Total from investment operations ................        2.09              4.90              1.18           0.83
                                                      -----------       -----------       -----------    -----------
Distributions to shareholders:
    From net investment income ......................          --             (0.02)            (0.02)         (0.03)
    From net realized gain on investments ...........          --             (1.12)            (0.31)         (0.09)
    In excess of net realized gain on investments ...          --             (0.00)(b)            --          (0.01)
                                                      -----------       -----------       -----------    -----------
    Total distributions .............................          --             (1.14)            (0.33)         (0.13)
                                                      -----------       -----------       -----------    -----------
Net asset value, end of period ...................... $     17.40       $     15.31       $     11.55    $     10.70
                                                      ===========       ===========       ===========    ===========
    Total return++ ..................................        13.7%             42.6%             11.0%           8.4%
                                                      ===========       ===========       ===========    ===========

Ratios to average net assets and supplemental data:
Net assets, end of period (in 000's) ................ $   155,063       $   105,350       $    51,462    $    26,364
Ratio of net investment income to average
  net assets ........................................        0.31%(c)          0.17%             0.21%          0.75%(c)
Ratio of operating expenses to average
  net assets (d) ....................................        1.19%(c)          1.17%             1.31%          1.78%(c)
Portfolio turnover rate .............................          21%               65%               53%            81%

-----------
+     From commencement of operations on May 1, 1995.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Net investment income before expenses assumed by the Manager and Adviser was $0.03.
(b)   Amount represents less than $0.005 per share.
(c)   Annualized.
(d) The ratio of operating expenses to average net assets before reimbursement of expenses assumed by the Manager and Adviser would have been 1.92% for the year ended December 31, 1995.

                       See notes to financial statements.

--------------------------------------------------------------------------------

---------------
Baillie Gifford
 International
      Fund
---------------
       6
---------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

----------------------
COMMON STOCKS -- 96.6%
----------------------

Shares                                                            Value
-----------------------------------------------------------------------
ARGENTINA -- 0.4%
  Oil and Gas -- 0.2%
      266,600   Perez Companc S.A                          $  1,338,526
  Telecommunications -- 0.2%
       29,300   Telefonica de Argentina ADR*                    950,419
                                                           ------------
                                                              2,288,945
                                                           ------------
AUSTRALIA -- 1.8%
  Banks -- 0.4%
      176,800   National Australia Bank                       2,337,644
  Beverage -- 0.5%
    1,335,300   Fosters Brewing Group                         3,149,771
  Business Services -- 0.5%
      175,700   Brambles Industries Ltd.                      3,456,293
  Consumer Goods -- 0.1%
      258,000   Woolworths Ltd.                                 840,806
  Real Estate -- 0.3%
      101,632   Lend Lease Corp.                              2,059,825
                                                           ------------
                                                             11,844,339
                                                           ------------
BRAZIL -- 1.2%
  Food, Beverage and Tobacco -- 0.2%
       93,000   Comp. Cerveja Ria Brahma ADR                  1,162,500
  Petroleum Services -- 0.2%
       75,000   Petroleo Brasileiro S.A. ADR                  1,394,233
  Retail-Food -- 0.2%
       64,000   Comp. Brasileira de Distribution ADR+         1,448,000
  Telecommunications -- 0.3%
       11,000   Telecom. Brasileiras ADR                      1,201,063
    4,606,790   Telesp. Tel. Sao Paolo                        1,038,285
  Utilities-Electric -- 0.3%
       20,221   Comp. Energetica de Minas ADR                   629,420
       18,479   Comp. Energetica de Minas ADR+                  575,195
       61,000   Comp. Paranaense de Energia ADR                 564,250
                                                           ------------
                                                              8,012,946
                                                           ------------
CHILE -- 0.1%
  Retail-Food -- 0.1%
       38,400   Distribucion Y Servicio S.A. ADR                576,000
                                                           ------------
FRANCE -- 9.2%
  Capital Goods -- 0.9%
       28,300   Alcatel Alsthom                               5,762,327
  Construction Materials -- 2.7%
      172,000   Lafarge                                      17,781,233
  Financial Services -- 2.7%
      154,000   AXA UAP                                      17,321,402
  Oil-Integrated -- 1.9%
       86,550   Elf Aquitaine                                12,168,566
  Retail Trade -- 1.0%
       13,035   Comptoirs Modernes                            6,791,645
                                                           ------------
                                                             59,825,173
                                                           ------------
GERMANY -- 18.8%
  Automobiles -- 2.9%
       18,636   Bayerische Motoren Werke AG                  18,858,688
  Banks -- 2.1%
      161,500   Bayerische Vereinsbank AG                    13,701,239
  Chemicals -- 1.2%
      159,800   BASF AG                                       7,598,131
  Drugs and Health Care -- 0.8%
       99,440   GEHE AG                                       5,334,675
  Footwear -- 2.4%
       89,300   Adidas AG                                    15,572,847
  Industrial Machineries -- 4.0%
      254,655   Mannesmann AG                                26,193,408
  Insurance -- 2.6%
       34,600   Munchener Ruckvers*                          17,190,163
  Software -- 2.8%
       29,720   SAP AG                                       18,045,080
                                                           ------------
                                                            122,494,231
                                                           ------------
HONG KONG -- 0.7%
  Conglomerates -- 0.5%
      644,000   Hutchison Whampoa                             3,399,535
  Real Estate -- 0.2%
      698,000   New World Development Co.                     1,351,316
                                                           ------------
                                                              4,750,851
                                                           ------------

                       See notes to financial statements.

* Non-income producing security.
+ Rule 144A restricted security.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                 Baillie Gifford
                                                                  International
                                                                       Fund
                                                                 ---------------
                                                                        6
                                                                 ---------------

--------------------------------------------------------------------------------

Shares                                                            Value
-----------------------------------------------------------------------
HUNGARY -- 0.9%
  Food and Beverage -- 0.3%
       27,000   Pick Szeged RT                             $  1,579,373
  Pharmaceuticals -- 0.6%
       51,700   Richter Gedeon VEG                            4,161,537
                                                           ------------
                                                              5,740,910
                                                           ------------
IRELAND -- 2.3%
  Banks -- 1.1%
      512,000   Allied Irish Bank                             7,401,924
   Construction Materials -- 1.2%
      555,000   CRH PLC                                       7,880,362
                                                           ------------
                                                             15,282,286
                                                           ------------
ITALY -- 7.9%
  Banks -- 3.8%
    9,152,000   Banco di Roma*                               19,058,618
      371,000   Istituto Bco. Sao Paolo Torino*               5,355,931
  Telecommunications -- 4.1%
    1,625,444   Telecom. Italia SPA                          11,970,696
    2,435,000   Telecom. Italia MOB                          14,897,116
                                                           ------------
                                                             51,282,361
                                                           ------------
JAPAN -- 11.2%
  Automobile -- 0.8%
      136,000   Honda Motor Co.                               4,858,899
  Chemicals -- 1.2%
      321,000   Kao Corp.                                     4,968,106
      166,000   Shin Etsu Chemical Co.                        2,881,319
  Drugs and Health Care -- 0.6%
      184,000   Sankyo Co.                                    4,205,106
  Electronics -- 3.3%
      160,000   Canon, Inc.                                   3,645,042
      457,000   Matsushita Electric Works                     3,701,743
       55,000   Rohm Co.                                      5,668,258
       60,800   Sony Corp.                                    5,254,647
       41,000   TDK Corp.*                                    3,039,343
  Financial Services -- 2.4%
      142,800   Credit Saison Co.                             2,840,095
      134,100   Promise Co.                                   5,537,795
  585,000,000   Sanwa Int'l. Financial*                       4,315,470
       12,800   Shohkoh Fund & Co.                            3,156,722
  Leisure Products -- 0.3%
       18,100   Toho Co.                                      1,911,188
  Photography -- 0.6%
      118,000   Fuji Photo Film Co.                           4,121,935
  Real Estate -- 0.4%
      281,000   Mitsubishi Estate                             2,479,352
  Retail Trade -- 0.6%
       80,000   Ito Yokado Co.*                               3,778,115
  Telecommunications -- 1.0%
          778   Nippon Tele. & Tel. Corp.                     6,470,673
                                                           ------------
                                                             72,833,808
                                                           ------------
MEXICO -- 0.7%
  Paper and Forest Products -- 0.1%
      191,000   Kimberly-Clark de Mexico                        674,893
  Retail Trade -- 0.2%
       84,000   Grupo Elektra S.A. de C.V. GDR                  819,000
      237,000   Organiz. Soriana                                675,221
  Telecommunications -- 0.1%
    4,400,000   Telesp. Celular S.A.*                           365,224
  Transportation -- 0.3%
       49,000   Grupo Television S.A. de C.V. ADR*            1,843,625
                                                           ------------
                                                              4,377,963
                                                           ------------
NETHERLANDS -- 2.5%
  Banks -- 0.5%
      131,397   ABN Amro Hldgs. NV                            3,076,865
  Broadcasting and Publishing -- 2.0%
      360,000   Ver Ned Uitgevers                            13,087,689
                                                           ------------
                                                             16,164,554
                                                           ------------
NEW ZEALAND -- 0.1%
  Telecommunications -- 0.1%
      444,012   Telecom. Corp. of New Zealand                   951,892
                                                           ------------
PEOPLE'S REPUBLIC OF CHINA -- 0.2%
  Telecommunications -- 0.2%
      736,000   China Telecom.*                               1,277,646
                                                           ------------

                       See notes to financial statements.

* Non-income producing security.

------------------------------------------------------------------------

---------------
Baillie Gifford
 International
      Fund
---------------
       6
---------------

------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)(Continued)

Shares                                                            Value
-----------------------------------------------------------------------
POLAND -- 0.8%
  Electrical Equipment -- 0.8%
      428,950   Elektrim*                                  $  5,228,097
                                                           ------------
SINGAPORE -- 0.2%
  Publishing -- 0.2%
      162,052   Singapore Press Hldgs                         1,086,758
                                                           ------------
SPAIN -- 4.4%
  Banks -- 2.4%
      612,600   Banco Santander S.A                          15,679,523
  Industrials -- 2.0%
       55,800   Grupo Acciona S.A.*                          13,274,104
                                                           ------------
                                                             28,953,627
                                                           ------------
SWEDEN -- 3.5%
  Construction and Mining Equipment -- 0.9%
      216,000   Atlas Copco AB                                5,890,171
  Telecommunications -- 2.6%
      578,000   LM Ericsson                                  16,884,905
                                                           ------------
                                                             22,775,076
                                                           ------------
SWITZERLAND -- 6.9%
  Business Services -- 1.3%
       18,309   Adecco S.A                                    8,270,063
  Insurance -- 2.7%
       28,080   Zurich Versicherungs-Gesellschaft            17,949,838
  Pharmaceuticals -- 2.9%
       11,210   Novartis AG                                  18,684,567
                                                           ------------
                                                             44,904,468
                                                           ------------
UNITED KINGDOM -- 22.8%
  Banks -- 3.3%
      429,500   HSBC Hldgs                                   10,412,817
      550,000   Lloyds TSB Group PLC                          7,700,239
      188,000   National Westminster Bank Co. PLC             3,361,908
  Conglomerates -- 3.6%
    1,382,000   Hanson PLC                                    8,405,161
    1,123,000   Rentokil Initial PLC                          8,081,565
    1,077,000   Williams Hldgs                                6,923,327
  Containers-Paper and Plastic -- 0.4%
      600,000   Bunzl PLC                                     2,825,132
  Data Services -- 0.4%
      253,933   Reuters Group PLC                             2,904,345
  Drugs and Health Care -- 3.5%
      583,000   Glaxo Wellcome                               17,512,097
      124,000   Zeneca Group                                  5,325,141
  Electronics -- 0.5%
      373,000   Electrocomponents                             2,927,151
  Engineering -- 0.7%
      243,000   Siebe                                         4,856,673
  Financial Services -- 0.9%
      316,000   CGU PLC*                                      5,898,850
  Food, Beverage and Tobacco -- 2.6%
      350,000   Devro Int'l                                   2,942,429
      961,900   Imperial Tobacco                              7,098,893
      418,702   Whitbread                                     6,781,335
  Leisure Products -- 0.7%
      243,000   Granada Group                                 4,471,223
  Mining -- 0.1%
      129,500   Antofagasta Hldgs                               540,565
  Newspapers -- 0.4%
      300,000   Southnews PLC                                 2,579,686
  Oil-International -- 1.6%
      735,313   British Petroleum                            10,730,553
  Retail Trade -- 0.6%
      475,087   Dixons Group                                  3,791,748
  Telecommunications -- 2.9%
      492,000   British Telecom.*                             6,079,044
      642,991   Cable & Wireless Co.*                         6,516,764
      483,000   Vodafone Group                                6,133,167
  Transportation -- 0.6%
      288,000   BAA PLC*                                      3,111,252
       44,000   Stagecoach Hldgs.*                              936,702
                                                           ------------
                                                            148,847,767
                                                           ------------
  TOTAL COMMON STOCKS
   (Cost $460,442,756)                                      629,499,698
                                                           ------------

                       See notes to financial statements.

* Non-income producing security.

-------------------------------------------------------------------------------

                                                                ---------------
                                                                Baillie Gifford
                                                                 International
                                                                      Fund
                                                                ---------------
                                                                       6
                                                                ---------------

-------------------------------------------------------------------------------

----------------------------
REPURCHASE AGREEMENT -- 1.3%
----------------------------

Principal
Shares                                                            Value
-----------------------------------------------------------------------

$   8,749,000   State Street Bank & Trust Co.
                repurchase agreement, dated 6/30/98,
                maturity value $8,750,215 at 5.00%
                due 7/1/98 (collateralized by
                $8,930,000 U.S. Treasury Notes,
                8.75% due 5/15/17)                         $  8,749,000
                                                           ------------
TOTAL REPURCHASE AGREEMENT
  (Cost $8,749,000)                                           8,749,000
                                                           ------------
TOTAL INVESTMENTS -- 97.9%
  (Cost $469,191,756)                                       638,248,698

CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES -- 2.1%                            14,014,347
                                                           ------------
NET ASSETS -- 100.0%                                       $652,263,045
                                                           ============

Glossary of terms:
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

                       See notes to financial statements.

-------------------------------------------------------------------------------

---------------
Baillie Gifford
 International
      Fund
---------------
       6
---------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

ASSETS
  Investments, at market (cost $469,191,756)                      $ 638,248,698
  Cash                                                                      919
  Foreign currency (cost $23,718,584)                                23,615,261
  Receivable for securities sold                                      3,387,097
  Dividend reclaims receivable                                          764,481
  Dividends receivable                                                  749,840
  Receivable for fund shares sold                                       238,654
  Interest receivable                                                     1,215
  Other assets                                                              660
                                                                  -------------
  TOTAL ASSETS                                                      667,006,825
                                                                  -------------

LIABILITIES
  Payable for investments purchased                                  10,982,975
  Payable for fund shares redeemed                                    1,247,222
  Unrealized depreciation on closed forward
    exchange currency contracts                                         751,400
  Accrued expenses                                                      214,219
  Due to affiliates                                                   1,547,964
                                                                  -------------
  TOTAL LIABILITIES                                                  14,743,780
                                                                  -------------
    NET ASSETS                                                    $ 652,263,045
                                                                  =============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                           $   3,023,857
  Additional paid-in capital                                        447,930,381
  Distributions in excess of net investment income                   (3,306,756)
  Accumulated net realized gain on investments
    and foreign currency related transactions                        36,414,070
  Net unrealized appreciation of investments
    and translation of other assets and
    liabilities denominated in foreign currencies                   168,201,493
                                                                  -------------
    NET ASSETS                                                    $ 652,263,045
                                                                  =============

  Shares Outstanding -- $0.10 par value                              30,238,568
                                                                  -------------

NET ASSET VALUE PER SHARE                                         $       21.57
                                                                  =============

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1998 (Unaudited)

Investment Income:
  Dividends                                                       $   6,943,888
  Interest                                                              316,630
  Less: Foreign tax withheld                                           (865,317)
                                                                  -------------
    Total Income                                                      6,395,201
                                                                  -------------

Expenses:
  Investment advisory fees -- Note B                                  2,406,476
  Custodian fees                                                        420,024
  Printing expense                                                       82,500
  Audit fees                                                             10,500
  Directorsi fees -- Note B                                               6,250
  Transfer agent fees                                                     1,650
  Legal fees                                                              1,475
  Insurance expense                                                       1,381
  Registration fees                                                       1,000
  Other                                                                     350
                                                                  -------------
  Total Expenses                                                      2,931,606
                                                                  -------------

  Net Investment Income                                               3,463,595
                                                                  -------------

Realized and Unrealized Gain/(Loss) on
  Investments and Foreign Currencies -- Note C
   Net realized gain on investments -- Note A                        36,813,651
   Net realized loss on foreign currency
     related transactions -- Note A                                      (6,897)
   Net change in unrealized appreciation of
     investments -- Note C                                           63,602,866
   Net change in unrealized depreciation from
     translation of other assets and liabilities
     denominated in foreign currencies -- Note C                       (640,046)
                                                                  -------------
Net Realized and Unrealized Gain on
  Investments and Foreign Currencies                                 99,769,574
                                                                  -------------
Net Increase in Net Assets
  from Operations                                                 $ 103,233,169
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                 Baillie Gifford
                                                                  International
                                                                       Fund
                                                                 ---------------
                                                                        6
                                                                 ---------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                     Six Months       Year Ended
                                                                          Ended     December 31,
                                                                       June 30,        1998 1997
                                                                    (Unaudited)        (Audited)
                                                                  -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                          $   3,463,595    $   3,812,500
   Net realized gain on investments and foreign currency
     related transactions                                            36,806,754       23,438,047
   Net change in unrealized appreciation/(depreciation)
     on investments and translation of other assets and
     liabilities denominated in foreign currencies                   62,962,820       27,252,164
                                                                  -------------    -------------
     Net Increase in Net Assets from Operations                     103,233,169       54,502,711
                                                                  -------------    -------------

 Dividends and Distributions to Shareholders from:
   Net investment income                                             (2,398,640)      (3,812,500)
   Distributions in excess of net investment income                          --       (4,530,809)
   Net realized gain on investments                                  (3,734,213)     (20,727,823)
                                                                  -------------    -------------
     Total Dividends and Distribution to Shareholders                (6,132,853)     (29,071,132)
                                                                  -------------    -------------

 From Capital Share Transactions:
   Net increase in net assets from capital share
     transactions -- Note E                                          20,451,259       53,077,150
                                                                  -------------    -------------
     Net Increase in Net Assets                                     117,551,575       78,508,729

 Net Assets:
   Beginning of period                                              534,711,470      456,202,741
                                                                  -------------    -------------
   End of period*                                                 $ 652,263,045    $ 534,711,470
                                                                  =============    =============

* Includes distributions in excess of net investment income of:   $  (3,306,756)   $  (4,371,711)

                       See notes to financial statements.

--------------------------------------------------------------------------------

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Baillie Gifford
 International
      Fund
---------------
       6
---------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                                                        February 8,
                                  Six Months                                                                             1991* to
                                    Ended                         Year Ended December 31, (Audited)                    December 31,
                                June 30, 1998     -------------------------------------------------------------------      1991
                                 (Unaudited)        1997        1996        1995        1994        1993        1992    (Audited)
                                ---------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........    $  18.27       $  17.26    $  15.37    $  14.69    $  14.69    $  11.16    $ 12.37    $ 10.00
                                   --------       --------    --------    --------    --------    --------    -------    -------
Income from investment
  operations:
  Net investment income .....          0.12           0.15        0.15        0.16        0.15        0.23       0.09       0.04
  Net realized and unrealized
    gain/(loss) on investments
    and translation of other
    assets and liabilities
    denominated in
    foreign currencies ......          3.38           1.91        2.21        1.49       (0.02)       3.54      (1.20)      2.52
                                   --------       --------    --------    --------    --------    --------    -------    -------
  Net increase/(decrease) from
    investment operations ...          3.50           2.06        2.36        1.65        0.13        3.77      (1.11)      2.56
                                   --------       --------    --------    --------    --------    --------    -------    -------
Dividends and Distributions
  to Shareholders from:
  Net investment income .....         (0.08)         (0.15)      (0.14)      (0.15)      (0.13)      (0.24)     (0.10)     (0.04)
  Distributions in excess of
    net investment income ...            --          (0.15)      (0.10)      (0.12)         --          --         --         --
  Net realized gain on invest-
    ments and foreign currency
    related transactions ....         (0.12)         (0.75)      (0.23)      (0.70)         --          --         --      (0.15)
                                   --------       --------    --------    --------    --------    --------    -------    -------
  Total dividends and
    distributions ...........         (0.20)         (1.05)      (0.47)      (0.97)      (0.13)      (0.24)     (0.10)     (0.19)
                                   --------       --------    --------    --------    --------    --------    -------    -------
Net asset value, end of
  period ......................    $  21.57       $  18.27    $  17.26    $  15.37    $  14.69    $  14.69    $ 11.16    $ 12.37
                                   --------       --------    --------    --------    --------    --------    -------    -------
Total return** ................       19.20%         11.93%      15.41%      11.23%       0.87%      34.04%     (8.90)%     8.56%
                                   --------       --------    --------    --------    --------    --------    -------    -------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ...........    $652,263       $534,711    $456,203    $317,287    $303,050    $186,795    $55,175    $36,012
  Ratio of expenses to average
    net assets ................        0.97%(a)       0.97%       0.98%       0.99%       1.03%       1.11%      1.26%      1.67%(a)
  Ratio of net investment
    income to average net
    assets ....................        1.15%(a)       0.74%       0.94%       0.97%       1.11%       1.75%      0.88%      0.61%(a)
  Portfolio turnover
    rate ......................          29%            51%         38%         52%         27%         18%        44%        14%
  Average rate of
    commissions paid(b) .......    $ 0.0012       $ 0.0214    $ 0.0364

*   Commencement of operations.
** Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a) Annualized.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                       See notes to financial statements.

--------------------------------------------------------------------------------


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

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Baillie Gifford
   Emerging
 Markets Fund
---------------
      7
---------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

Shares                                                           Value
----------------------------------------------------------------------

ARGENTINA -- 6.6%
  Banks -- 0.5%
        16,699  Banco Galicia Y
                  Buenos Aires S.A. ADR*                   $   304,757
  Building Construction -- 0.6%
       114,000  Dycasa Dragados S.A.                           353,451
  Oil and Gas -- 1.2%
       154,300  Perez Companc S.A.                             774,698
  Real Estate -- 1.4%
        29,732  IRSA Inversiones Y Represente GDR*             865,945
  Retail-Food -- 1.4%
        61,000  Imp. Y Exp. Patagonia*                         905,981
  Telecommunications -- 1.5%
        29,153  Telefonica de Argentina S.A. ADR*              945,650
                                                           -----------
                                                             4,150,482
                                                           -----------

BRAZIL -- 23.9%
  Banks -- 2.0%
     2,221,000  Banco Itau S.A.                              1,267,442
  Food, Beverage and Tobacco -- 1.4%
     1,400,000  Comp. Cerv. Ria Brahma                         871,558
  Industrial Machineries -- 1.8%
        69,000  Elevadores Atlas                             1,163,373
  Petroleum Services -- 3.4%
    11,600,000  Petroleo Brasileiro S.A.                     2,156,413
  Real Estate -- 0.6%
        18,100  Brazil Realty S.A. GDR*                        403,769
  Retail-Food -- 2.1%
        57,700  Comp. Brasileiras de Dist. ADR               1,305,462
  Telecommunications -- 7.8%
    26,000,000  Ericsson Telecom. S.A.                         494,574
        17,600  Telecom. Brasileiras S.A. ADR                1,921,700
    10,354,581  Telecom. de Sao Paolo S.A.                   1,872,827
     9,889,784  Telesp. Celular S.A.*                          598,049
  Textile-Apparel and Production -- 1.0%
       230,800  Confeccoes Guararapes S.A.                     627,522
  Utilities-Electric and Water -- 3.8%
    31,400,700  Comp. Energetica de Minas                      977,411
        13,034  Comp. Paranaense de Energia ADR                120,564
     4,499,998  Comp. Saneam. Basico
                  Est. de Sao Paolo                            540,832
     7,266,276  Eletropaulo Metropolitana S.A.                 546,596
     7,266,276  Emp. Bandeirante de Energia S.A.*              114,973
     7,266,276  Emp. Metropolitana Aguas Energia*                5,654
     7,266,276  Emp. Paulista Transmissao
                  de Energia*                                   25,696
     4,274,280  Light Particapacoes                              1,515
                                                           -----------
                                                            15,015,930
                                                           -----------
CHILE -- 5.1%
  Chemicals -- 0.9%
        17,240  Sociedad Quimica Y Minera
                  de Chile S.A. ADR                            577,540
  Food and Beverage -- 1.1%
        42,600  Embotelladora Andina S.A. ADR                  665,625
  Mining -- 0.8%
       120,000  Antofagasta Hldgs.                             500,909
  Mutual Fund -- 1.2%
        25,600  Genesis Chile Fund                             755,200
  Retail-Food -- 1.1%
        46,584  Distribucion Y Servicio ADR                    698,760
                                                           -----------
                                                             3,198,034
                                                           -----------
COLOMBIA -- 2.2%
  Banks -- 0.5%
        17,000  Banco Ganadero S.A. ADR                        299,625
  Gas Distribution -- 0.7%
        91,000  Promigas S.A.                                  452,009
  Retail-Food -- 0.8%
       272,000  Almacenes Exito S.A.                           536,449
  Tobacco -- 0.2%
        76,018  Coltabaco                                      113,833
                                                           -----------
                                                             1,401,916
                                                           -----------
CZECH REPUBLIC -- 1.2%
  Financial Services -- 0.4%
        40,000  IKS KB Plus*                                   236,686
  Food and Beverage -- 0.2%
        79,500  Prazske Pivovary*                              168,179
  Telecommunications -- 0.6%
        27,200  SPT Telecom. AS*                               376,098
                                                           -----------
                                                               780,963
                                                           -----------

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------

                                                                 ---------------
                                                                 Baillie Gifford
                                                                    Emerging
                                                                  Markets Fund
                                                                 ---------------
                                                                       7
                                                                 ---------------

--------------------------------------------------------------------------------

Shares                                                           Value
----------------------------------------------------------------------

HONG KONG -- 2.2%
  Real Estate -- 1.1%
     2,900,000  China Overseas Land                        $   374,290
       149,000  New World Development Co.                      288,462
  Telecommunications -- 1.1%
       406,000  China Telecom.*                                704,788
                                                           -----------
                                                             1,367,540
                                                           -----------
HUNGARY -- 8.2%
  Building Construction and Materials -- 1.0%
        18,580  Zalakeramia                                    660,263
  Consumer Goods -- 0.8%
        18,500  Graboplast Textile                             468,740
  Food, Beverage and Tobacco -- 1.2%
        12,500  Pick Szeged RT                                 731,191
  Lodging -- 0.9%
        28,150  Danubius Hotel*                                566,476
  Pharmaceuticals -- 1.9%
        14,880  Richter Gedeon VEG                           1,197,749
  Plastics -- 1.3%
        21,260  Pannonplast                                    787,587
  Transportation -- 1.1%
        36,500  North American Bus*                            717,814
                                                           -----------
                                                             5,129,820
                                                           -----------
INDIA -- 3.1%
  Computer Software -- 1.7%
           200  Aptech Ltd.                                      2,332
        20,800  Infosys Technology Ltd.                      1,090,405
  Mutual Fund -- 1.4%
       113,500  Indian Opportunity Fund*                       879,625
                                                           -----------
                                                             1,972,362
                                                           -----------
INDONESIA -- 0.0%
  Household  Products -- 0.0%
         6,000  Unilever Indonesia*                             11,468
                                                           -----------
MALAYSIA -- 0.3%
  Food, Beverage and Tobacco -- 0.3%
       130,000  RJ Reynolds Berhad                             180,120
                                                           -----------
MEXICO -- 13.7%
  Banks -- 0.9%
       290,000  Grupo Financiero Banamex*                      564,798
  Conglomerates -- 0.7%
        55,000  Grupo Carso S.A. de C.V. ADR                   452,952
  Financial  Services -- 1.0%
       540,500  Grupo Financiero Banorte*                      601,525
  Food, Beverage and Tobacco -- 2.4%
       260,000  Grupo Continental                              868,065
        19,200  Pan American Beverages, Inc.                   603,600
  Media and Entertainment -- 4.1%
       609,840  Corp. Interamericana Entretenimiento*        1,696,734
        23,700  Grupo Television S.A. de C.V. ADR*             891,713
  Paper and Forest Products -- 1.6%
       290,000  Kimberly-Clark de Mexico                     1,024,706
  Real Estate -- 1.3%
       148,800  Corp. Geo S.A.*                                831,313
  Retail Trade -- 1.1%
        40,300  Grupo Elektra S.A. GDR                         392,925
       108,000  Organiz. Soriana                               307,696
  Telecommunications -- 0.6%
         8,200  Telefonos de Mexico S.A. ADR                   394,113
                                                           -----------
                                                             8,630,140
                                                           -----------
PAKISTAN -- 0.1%
  Banks -- 0.1%
       183,500  Faysal Bank                                     35,820
                                                           -----------
PEOPLE'S REPUBLIC OF CHINA -- 1.7%
  Household Products -- 1.0%
       770,000  Guandong Kelon Elec. Hldgs.                    606,220
  Utilities-Electric -- 0.7%
     1,540,000  Beijing Datang Power Gen. Co.*                 432,305
                                                           -----------
                                                             1,038,525
                                                           -----------
PERU -- 0.8%
  Telecommunications -- 0.8%
       245,000  Telefonica del Peru*                           504,596
                                                           -----------

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------

---------------
Baillie Gifford
   Emerging
 Markets Fund
---------------
      7
---------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited) (Continued)

Shares                                                           Value
----------------------------------------------------------------------
PHILIPPINES -- 0.2%
  Business Services -- 0.1%
       450,000  Int'l. Container Terminal Svcs.*           $    51,258
  Food and Beverage -- 0.1%
       385,368  RFM Corp.                                       55,449
                                                           -----------
                                                               106,707
                                                           -----------
POLAND -- 6.0%
  Banks -- 4.1%
        60,000  Bank Handlowy Warsaw                         1,144,250
        53,000  Bank Roswoju Eksport                         1,436,335
  Electrical Equipment -- 1.9%
       100,000  Elektrim*                                    1,218,813
                                                           -----------
                                                             3,799,398
                                                           -----------
PORTUGAL -- 0.6%
  Financial Services -- 0.6%
        15,050  Comp. de Seguros Tranquilidade                 407,638
                                                           -----------
SINGAPORE -- 0.1%
  Construction -- 0.1%
        98,000  Clipsal Industries Ltd.*                        87,710
                                                           -----------
SOUTH AFRICA -- 4.0%
  Brewing -- 0.8%
        24,000  South African Breweries                        493,761
  Conglomerates -- 0.5%
        57,434  Barlow Ltd.                                    302,667
  Consumer Goods -- 0.7%
        77,000  Ellerine Hldgs.*                               422,007
  Financial Services -- 1.6%
       351,000  FirstRand Ltd.                                 538,634
        24,300  Liberty Life Assoc.                            473,707
  Oil-Domestic -- 0.4%
        44,683  Sasol                                          258,830
                                                           -----------
                                                             2,489,606
                                                           -----------
SOUTH KOREA -- 3.7%
  Electronic Equipments -- 0.6%
        24,000  Samsung Electronics Ltd. GDR*+                 381,000
  Health Care -- 1.8%
       130,000  Medison Co.                                  1,131,464
  Retail-Apparel -- 1.3%
        42,000  Younggone Corp.*                               822,870
                                                           -----------
                                                             2,335,334
                                                           -----------
SRI LANKA -- 0.8%
  Banks -- 0.8%
       264,800  National Development Bank                      506,116
                                                            ----------
TAIWAN -- 3.5%
  Banks -- 0.0%
            84  ICBC                                               107
  Financial Services -- 1.4%
       372,375  China Development*                             861,565
  Industrial Machineries -- 1.1%
       603,000  Yungtay Engineering Co. Ltd.                   728,292
  Textile-Apparel and Production -- 1.0%
       789,600  Far East Textile                               611,265
                                                            ----------
                                                             2,201,229
                                                            ----------
  TOTAL COMMON STOCKS
    (Cost $62,162,733)                                      55,351,454
                                                           -----------

-------------------------
CONVERTIBLE BONDS -- 4.9%
-------------------------

Principal
Amount                                                           Value
----------------------------------------------------------------------
    $1,075,000  Metro Pacific Capital
                2.50% due 4/11/03                          $   851,937
     1,100,000  Orient Semiconductor Elect. Ltd.
                1.50% due 2/26/03                              971,190
       200,000  RFM Capital
                2.75% due 5/30/06                              174,500
     1,100,000  Siliconware Precision Industries
                .50% due 7/21/04                             1,055,780
                                                           -----------
  TOTAL CONVERTIBLE BONDS
    (Cost $3,546,297)                                        3,053,407
                                                           -----------

                       See notes to financial statements.

* Non-income producing security.
+ Rule 144 A restricted security.


--------------------------------------------------------------------------------

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                                                                 ---------------
                                                                 Baillie Gifford
                                                                    Emerging
                                                                  Markets Fund
                                                                 ---------------
                                                                       7
                                                                 ---------------

--------------------------------------------------------------------------------

----------------------------
REPURCHASE AGREEMENT -- 4.8%
----------------------------

Principal
Amount                                                           Value
----------------------------------------------------------------------
    $3,041,000  State Street Bank & Trust Co.
                repurchase agreement,
                dated 6/30/98, maturity value
                $3,041,422 at 5.00% due 7/1/98
                (collateralized by $3,105,000
                U.S. Treasury Bonds, 8.125%
                due 8/15/21)                               $ 3,041,000
                                                           -----------

TOTAL REPURCHASE AGREEMENT
  (Cost $3,041,000)                                          3,041,000
                                                           -----------
TOTAL INVESTMENTS -- 97.7%
  (Cost $68,750,030)                                        61,445,861
CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES -- 2.3%                            1,436,083
                                                           -----------

NET ASSETS -- 100.0%                                       $62,881,944
                                                           ===========

Glossary of terms:
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

                       See notes to financial statements.

--------------------------------------------------------------------------------

----------------
Baillie Gifford
Emerging Markets
      Fund
----------------
       7
----------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

ASSETS
  Investments, at market (cost $68,750,030)                        $ 61,445,861
  Cash                                                                      126
  Foreign currency (cost $1,132,949)                                  1,092,916
  Receivable for securities sold                                        351,599
  Dividends receivable                                                  304,782
  Interest receivable                                                    15,042
  Receivable for fund shares sold                                         5,276
  Dividend reclaims receivable                                            2,332
  Deferred organization expenses                                          1,547
                                                                   ------------
  TOTAL ASSETS                                                       63,219,481
                                                                   ------------
LIABILITIES
  Accrued expenses                                                       44,464
  Payable for fund shares redeemed                                       41,528
  Due to affiliates                                                     251,545
                                                                   ------------
  TOTAL LIABILITIES                                                     337,537
                                                                   ------------
    NET ASSETS                                                     $ 62,881,944
                                                                   ============
COMPONENTS OF NET ASSETS
  Capital stock, at par                                            $    760,833
  Additional paid-in capital                                         75,192,469
  Distributions in excess of net investment income                     (455,906)
  Distributions in excess of net realized gain on
    investments and foreign currency
    related transactions                                             (5,262,677)
  Net unrealized depreciation of investments
    and translation of other assets and
    liabilities denominated in foreign currencies                    (7,352,775)
                                                                   ------------
    NET ASSETS                                                     $ 62,881,944
                                                                   ============

  Shares Outstanding -- $0.10 par value                               7,608,334
                                                                   ------------

  NET ASSET VALUE PER SHARE                                        $       8.26
                                                                   ============
STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1998 (Unaudited)

Investment Income:
   Dividends                                                       $  1,228,280
   Interest                                                              64,404
   Less: Foreign tax withheld                                          (137,319)
                                                                   ------------
   Total Income                                                       1,155,365
                                                                   ------------
Expenses:
   Investment advisory fees -- Note B                                   386,691
   Custodian fees                                                       144,562
   Printing expense                                                      12,500
   Audit fees                                                            10,500
   Directors' fees -- Note B                                              6,250
   Registration fees                                                      2,960
   Transfer agent fees                                                    1,650
   Insurance expense                                                        878
   Legal fees                                                               509
   Deferred organization expense                                            252
   Other                                                                    350
                                                                   ------------
   Total Expenses                                                       567,102
                                                                   ------------

   Net Investment Income                                                588,263
                                                                   ------------
Realized and Unrealized Gain/(Loss) on
 Investments and Foreign Currencies -- Note C
   Net realized loss on investments -- Note A                        (3,686,214)
   Net realized loss on foreign currency related
     transactions -- Note A                                            (337,248)
   Net change in unrealized appreciation of
     investments -- Note C                                          (10,885,321)
   Net change in unrealized appreciation from
     translation of other assets and liabilities
     denominated in foreign currencies -- Note C                        (58,209)
                                                                   ------------
Net Realized and Unrealized Loss on
  Investments and Foreign Currencies                                (14,966,992)
                                                                   ------------
Net Decrease in Net Assets
  from Operations                                                  $(14,378,729)
                                                                   ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                ----------------
                                                                Baillie Gifford
                                                                Emerging Markets
                                                                      Fund
                                                                ----------------
                                                                       7
                                                                ----------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                    Six Months      Year Ended
                                                                         Ended    December 31,
                                                                 June 30, 1998            1997
                                                                   (Unaudited)       (Audited)
                                                                  ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
     Net investment income                                        $    588,263    $    734,015
     Net realized gain/(loss) on investments and
       foreign currency related transactions                        (4,023,462)      2,641,526
     Net change in unrealized appreciation/
       (depreciation) on investments and
       translation of other assets and liabilities
       denominated in foreign currencies                           (10,943,530)     (4,534,373)
                                                                  ------------    ------------
       Net Decrease in Net Assets from Operations                  (14,378,729)     (1,158,832)
                                                                  ------------    ------------

  Dividends and Distributions to Shareholders from:
     Net investment income                                            (481,281)       (470,207)
     Net realized gains on investments and foreign
       currency related transactions                                        --      (2,641,526)
     In excess of net realized gains on investments
       and foreign currency transactions                                    --      (1,578,227)
                                                                  ------------    ------------
       Total Dividends and Distributions to Shareholders              (481,281)     (4,689,960)
                                                                  ------------    ------------

  From Capital Share Transactions:
     Increase/(Decrease) in net assets from capital share
       transactions -- Note E                                       (9,271,755)     25,800,397
                                                                  ------------    ------------
       Net Increase/(Decrease) in Net Assets                       (24,131,765)     19,951,605

  Net Assets:
     Beginning of period                                            87,013,709      67,062,104
                                                                  ------------    ------------
     End of period*                                               $ 62,881,944    $ 87,013,709
                                                                  ============    ============

* Includes distributions in excess of net investment income of:   $   (455,906)   $   (562,888)

                       See notes to financial statements.

--------------------------------------------------------------------------------

---------------
Baillie Gifford
 International
      Fund
---------------
       7
---------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                       October 17,
                                     Six Months                                         1994* to
                                       Ended       Year Ended December 31, (Audited)  December 31,
                                   June 30, 1998   ---------------------------------      1994
                                    (Unaudited)        1997        1996       1995     (Audited)
                                   ---------------------------------------------------------------
Net asset value,
  beginning of period ..............  $ 10.17        $ 10.54     $  8.46    $  8.68     $  9.87
                                      -------        -------     -------    -------     -------
Income from investment
  operations:
  Net investment income/(loss) .....     0.07           0.09        0.07       0.07       (0.01)
  Net realized and unrealized
    gain/(loss) on investments
    and translation of other assets
    and liabilities denominated in
    foreign currency ...............    (1.92)          0.12        2.01      (0.12)      (1.17)
                                      -------        -------     -------    -------     -------
  Net increase/(decrease) from
    investment operations ..........    (1.85)          0.21        2.08      (0.05)      (1.18)
                                      -------        -------     -------    -------     -------
Dividends and Distributions
  to Shareholders from:
  Net investment income ............    (0.06)         (0.06)         --      (0.07)      (0.01)
  Distributions in excess of
    net investment income ..........       --             --          --      (0.10)         --
  Net realized gain on invest-
    ments and foreign currency
    related transactions ...........       --          (0.33)         --         --          --
  In excess of net realized gain
    on investments .................       --          (0.19)         --         --          --
                                      -------        -------     -------    -------     -------
  Total dividends and
    distributions ..................    (0.06)         (0.58)         --      (0.17)      (0.01)
                                      -------        -------     -------    -------     -------
Net asset value, end of
  period ...........................    $8.26         $10.17      $10.54      $8.46       $8.68
                                      -------        -------     -------    -------     -------

Total return** .....................   (18.15)%         1.97%      24.59%     (0.60)%    (11.97)%
                                      -------        -------     -------    -------     -------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ................  $62,882        $87,014     $67,062    $34,218     $24,069
  Ratio of expenses to average
    net assets .....................     1.47%(a)       1.40%       1.53%      1.67%       2.28%(a)
  Ratio of net investment
    income to average
    net assets .....................     1.52%(a)       0.76%       0.85%      0.89%       0.94%(a)
  Portfolio turnover
    rate ...........................       29%            64%         46%        52%          --
  Average rate of
    commissions paid(b) ............  $0.0001        $0.0003     $0.0313

*   Commencement of public offering of the Fundis shares.
** Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a) Annualized.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                       See notes to financial statements.

--------------------------------------------------------------------------------


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                                       91

------------
The Guardian
 Small Cap
 Stock Fund
------------
     8
------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

----------------------
COMMON STOCKS -- 95.0%
----------------------

Shares                                                           Value
----------------------------------------------------------------------
Aerospace-Defense -- 0.5%
        31,000  Kaman Corp.                               $    589,969
                                                          ------------
Air Transportation -- 1.3%
        21,000  Airnet Systems, Inc.*                          338,625
        12,000  Alaska Air Group, Inc.*                        654,750
        21,000  America West Hldg. Corp.*                      599,812
                                                          ------------
                                                             1,593,187
                                                          ------------
Appliance and Furniture -- 3.4%
        57,900  Ethan Allen Interiors, Inc.                  2,891,381
        32,000  Furniture Brands Int'l., Inc.*                 898,000
        20,000  SMed Int'l., Inc.*                             360,000
                                                          ------------
                                                             4,149,381
                                                          ------------
Automotive Parts -- 0.8%
        18,100  Arvin Industries, Inc.                         657,256
        30,000  Automobile Protection Corp.*                   298,125
                                                          ------------
                                                               955,381
                                                          ------------
Building Materials and Homebuilders -- 6.6%
        17,100  Cameron Ashley Building Products*              288,563
        18,000  Crossman Communities, Inc.*                    546,750
        18,000  Engle Homes, Inc.                              281,250
        30,000  Giant Cement Hldgs., Inc.*                     858,750
        33,000  D. R. Horton, Inc.*                            688,875
        27,500  Lennar Corp.                                   811,250
        17,800  Lone Star Industries, Inc.                   1,371,713
        31,700  National RV Hldgs., Inc.*                    1,430,462
         3,500  NCI Building Systems, Inc.*                    202,125
        16,900  Southdown, Inc.                              1,206,238
        77,000  Stratus Pptys., Inc.*                          327,250
                                                          ------------
                                                             8,013,226
                                                          ------------
Capital Goods-Miscellaneous -- 4.8%
        40,000  Cultural Access World Wide*                    390,000
        44,500  Dispatch Mgt. Svcs. Corp.*                   1,118,062
        33,000  Dynamex, Inc.*                                 400,125
        36,000  Hawk Corp.*                                    634,500
        75,000  Hawker Pacific Aerospace*                      834,375
        27,000  Ladish, Inc.*                                  337,500
        30,000  LMI Aerospace*                                 301,880
         9,700  Market Facts, Inc.*                            210,975
        27,000  SOS Staffing Svcs., Inc.*                      474,187
        34,350  Western Staff Svcs., Inc.*                     635,475
        35,000  Zomax Optical Media, Inc.*                     538,125
                                                          ------------
                                                             5,875,204
                                                          ------------
Capital Goods-Miscellaneous Technology -- 5.6%
       103,500  AFC Cable Systems, Inc.*                     3,674,250
         7,900  Alliant Techsystems, Inc.*                     499,675
        22,000  Centex Construction Products, Inc.             847,000
        24,000  Chart Industries, Inc.                         573,000
        26,500  Kaydon Corp.                                   935,781
        12,200  National Computer Systems, Inc.                292,800
                                                          ------------
                                                             6,822,506
                                                          ------------
Chemicals -- 2.7%
         9,100  AptarGroup, Inc.                               565,906
        30,000  Cambrex Corp.                                  787,500
        23,000  LeaRonal, Inc.                                 549,125
        28,500  MacDermid, Inc.                                805,125
         3,500  Minerals Technologies, Inc.*                   178,062
        16,000  Myers Industries, Inc.                         384,000
                                                          ------------
                                                             3,269,718
                                                          ------------
Computer Software -- 1.8%
        44,000  Ducocorp, Inc.*                                288,750
        33,500  May & Speh, Inc.*                              665,813
         6,750  National Instruments Corp.*                    241,312
         6,000  Visio Corp.*                                   286,500
        18,200  Wind River Systems, Inc.*                      652,925
                                                          ------------
                                                             2,135,300
                                                          ------------
Computer Systems -- 1.8%
        50,000  Dunn Computer Corp., VA*                       412,500
        18,500  Henry Jack & Associates, Inc.                  635,937
        40,200  HTE, Inc.*                                     542,700
        65,000  The Intercept Group, Inc.*                     483,438
        13,000  Sandisk Corp.*                                 179,562
                                                          ------------
                                                             2,254,137
                                                          ------------
Drugs and Hospitals -- 2.9%
        14,400  Boron LePore & Associates, Inc.*               547,200
        42,000  Depotech Corp.*                                 65,625
        15,000  Genesis Health Ventures, Inc.*                 375,000
         9,000  Integrated Health Svcs., Inc.                  337,500
        75,000  Iomed, Inc.*                                   384,375

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------


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                                                                    The Guardian
                                                                     Small Cap
                                                                     Stock Fund
                                                                    ------------
                                                                         8
                                                                    ------------

--------------------------------------------------------------------------------

Shares                                                           Value
----------------------------------------------------------------------
        12,000  Jones Pharma, Inc.                        $    397,500
        32,000  King Pharmaceuticals, Inc.*                    448,000
         6,700  Maxxim Medical, Inc.*                          194,300
        20,000  Respironics, Inc.*                             311,250
        19,350  United Payors & United Providers, Inc.*        437,794
                                                          ------------
                                                             3,498,544
                                                          ------------
Electrical Equipment -- 2.4%
        38,400  Daisytek Int'l. Corp.*                         976,800
        53,000  EFTC Corp.*                                    689,000
        17,400  Esterline Technologies Corp.*                  363,225
        17,500  Kopin Corp.*                                   336,875
        18,000  Power One, Inc.*                               169,875
         8,200  Sanmina Corp.*                                 355,675
                                                          ------------
                                                             2,891,450
                                                          ------------
Electronics and Instruments -- 0.6%
        41,000  FARO Technologies, Inc.*                       433,063
        19,000  SMART Modular Technologies, Inc.*              277,875
                                                          ------------
                                                               710,938
                                                          ------------
Energy-Miscellaneous -- 0.6%
        95,000  Frontier Oil Corp.*                            760,000
                                                          ------------
Entertainment and Leisure -- 0.7%
        11,200  Anchor Gaming*                                 869,400
                                                          ------------
Financial-Banks -- 3.0%
         8,100  Cullen Frost Bankers, Inc.                     439,425
        18,090  Fifth Third Bancorp*                         1,139,670
         3,500  Prime Bancshares, Inc.                          88,812
         5,000  Republic Banking Corp. of Florida               80,000
        13,600  Silicon Valley Bancshares*                     484,075
        10,900  U.S. Bancorp, Inc.                             842,706
        16,500  Westamerica Bancorp                            530,063
                                                          ------------
                                                             3,604,751
                                                          ------------
Financial-Other -- 3.8%
        10,000  Dain Rauscher Corp.                            547,500
        20,000  DVI, Inc.*                                     510,000
        20,000  Federated Investors, Inc., PA*                 370,000
        16,700  Freedom Securities Corp.*                      302,688
         6,100  Jefferies Group, Inc.                          250,100
        28,000  McDonald & Co. Investments, Inc.               918,750
        34,000  Morgan Keegan, Inc.                            879,750
        23,600  Ragen Mackenzie Group, Inc.*                   356,950
        20,000  Southwest Securities Group, Inc.               450,000
                                                          ------------
                                                             4,585,738
                                                          ------------
Financial-Thrift -- 1.3%
         5,500  Astoria Financial Corp.                        294,250
        27,500  BankAtlantic Bancorp, Inc.                     324,844
        10,800  Coast Federal Litigation Trust*                163,350
         4,500  Commercial Federal Corp.                       142,312
        29,348  Peoples Heritage Financial Group               693,347
                                                          ------------
                                                             1,618,103
                                                          ------------
Food, Beverage and Tobacco -- 3.0%
        19,800  Earthgrains Co.                              1,106,325
        34,900  Fresh Foods, Inc.*                             523,500
        50,000  Hain Food Group, Inc.*                       1,293,750
        44,000  Omega Protein Corp.*                           676,500
                                                          ------------
                                                             3,600,075
                                                          ------------
Footwear -- 0.7%
         8,000  Footstar, Inc.*                                384,000
        33,700  Shoe Carnival, Inc.*                           467,587
                                                          ------------
                                                               851,587
                                                          ------------
Household Products -- 0.9%
        59,000  Home Products Int'l., Inc.*                    685,875
        13,800  Oneida Ltd.                                    422,625
                                                          ------------
                                                             1,108,500
                                                          ------------
Insurance -- 10.1%
        26,600  American Heritage Life Investments             615,125
        17,500  American Insurance Group*                      205,625
        12,750  W.R. Berkley Corp.                             510,797
        21,000  Chicago Title Corp.*                           969,938
        10,100  CMAC Investment Corp.                          621,150
        30,000  Enhance Financial Svcs. Group, Inc.          1,012,500
         9,000  Executive Risk, Inc.                           663,750
        79,200  Fidelity National Financial, Inc.            3,153,150
        12,000  Financial Sec. Assur. Hldgs. Ltd.              705,000
        22,000  Harleysville Group, Inc.                       456,500
         4,800  Markel Corp.*                                  854,400
        45,000  Penn America Group, Inc.                       607,500
         8,000  Presidential Life Corp.*                       171,000
        11,000  Reinsurance Group of America*                  564,437

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------


                                       93
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 Small Cap
 Stock Fund
------------
     8
------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)(Continued)

Shares                                                           Value
----------------------------------------------------------------------
        23,000  State Auto Financial Corp.                $    733,125
        10,000  Stewart Information Svcs. Corp.                485,625
                                                          ------------
                                                            12,329,622
                                                          ------------
Lodging -- 1.7%
        36,400  Fairfield Communities, Inc.*                   698,425
        45,000  ILX, Inc.*                                     264,375
        51,500  Signature Resorts, Inc.*                       849,750
        19,000  Silverleaf Resorts, Inc.*                      289,750
                                                          ------------
                                                             2,102,300
                                                          ------------
Machinery and Equipment -- 3.3%
         6,150  AAR Corp.                                      181,809
        11,000  Graco, Inc.                                    383,625
        13,800  Manitowoc Co., Inc.                            556,313
        56,000  Northwest Pipe Co.*                          1,316,000
        10,500  SPX Corp.*                                     675,938
         9,900  Varlen Corp.                                   341,550
        19,800  Wabash National Corp.*                         509,850
                                                          ------------
                                                             3,965,085
                                                          ------------
Merchandising-Department Stores -- 1.1%
        37,600  Shopko Stores, Inc.*                         1,278,400
                                                          ------------
Merchandising-Drugs -- 0.0%
         1,400  Duane Reade, Inc.*                              42,000
                                                          ------------
Merchandising-Food -- 1.2%
        25,000  Smithfield Foods, Inc.*                        762,500
         9,476  Tootsie Roll Industries, Inc.                  727,283
                                                          ------------
                                                             1,489,783
                                                          ------------
Merchandising-Mass -- 1.5%
        19,100  Brylane, Inc.*                                 878,600
        30,800  Lands End, Inc.*                               974,050
                                                          ------------
                                                             1,852,650
                                                          ------------
Merchandising-Special -- 7.2%
        47,100  1-800 Contacts, Inc.*                          718,275
        42,300  American Coin Merchandising*                   835,425
        10,000  Ames Department Stores, Inc.*                  263,125
         6,600  A.C. Moore Arts & Crafts, Inc.*                107,250
         8,000  BJ's Wholesale Club, Inc.*                     325,000
        26,000  The Dress Barn*                                646,750
        13,000  Freds, Inc.                                    331,500
        30,000  Genesis Direct, Inc.*                          333,750
        50,000  The Good Guys, Inc.*                           673,438
        40,000  Homebase, Inc.*                                317,500
        15,000  Hughes Supply, Inc.                            549,375
        16,700  Miami Computer Supplies*                       267,200
        35,000  Pier 1 Imports, Inc.                           835,625
        13,500  Stage Stores, Inc.*                            610,875
        26,000  Stein Mart, Inc.*                              351,000
        22,000  Trans World Entertainment Corp.*               948,750
        18,000  Wet Seal, Inc.*                                576,000
                                                          ------------
                                                             8,690,838
                                                          ------------
Metals-Steel -- 0.6%
        25,000  Quanex Corp.                                   757,813
                                                          ------------
Miscellaneous-Consumer Growth Staples -- 2.0%
        50,000  Innotrac Corp.*                                475,000
        49,800  Mail Well Hldgs., Inc.*                      1,080,037
        12,300  StaffMark, Inc.*                               450,487
        12,000  Valassis Communications, Inc.*                 462,750
                                                          ------------
                                                             2,468,274
                                                          ------------
Oil and Gas Producing -- 3.1%
        30,000  Basin Exploration, Inc.*                       528,750
       125,000  Beau Canada Exploration Ltd.*                  148,653
        22,000  Bellwether Exploration Co.*                    171,875
        21,800  Callon Petroleum Co.*                          312,013
       242,800  Canadian 88 Energy Corp.*                    1,016,725
        37,000  Chieftain Int'l., Inc.*                        876,438
        50,000  Petromet Resources Ltd.*                       112,500
        16,000  Rigel Energy Corp.*                            145,697
         7,000  St. Mary Land & Exploration Co.                168,875
        14,000  Snyder Oil Corp.                               279,125
                                                          ------------
                                                             3,760,651
                                                          ------------
Oil and Gas Services -- 1.2%
         3,000  Friede Goldman Int'l., Inc.*                    86,625
        20,600  Unifab Int'l., Inc.*                           334,750
        26,200  Varco Int'l., Inc.*                            519,088
        29,000  Willbros Group, Inc.*                          453,125
                                                          ------------
                                                             1,393,588
                                                          ------------
Paper and Forest Products -- 0.4%
        17,700  Deltic Timber Corp.                            443,606
                                                          ------------
Pollution Control -- 0.3%
        21,000  Imco Recycling, Inc.                           388,500
                                                          ------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------


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                                                                     Small Cap
                                                                     Stock Fund
                                                                    ------------
                                                                         8
                                                                    ------------

--------------------------------------------------------------------------------

Shares                                                           Value
----------------------------------------------------------------------
Publishing-News -- 2.0%
        15,000  Bowne & Co., Inc.                         $    675,000
        44,400  Harte-Hanks Communications                   1,146,075
         6,200  Pulitzer Publishing Co.                        553,350
                                                          ------------
                                                             2,374,425
                                                          ------------
Real Estate Investment Trust -- 3.3%
        16,000  American Gen. Hospitality Corp.                340,000
         4,147  Apartment Investment & Mgt. Co.                163,807
         8,000  Arden Realty, Inc.                             207,000
        12,000  Brandywine Realty Trust                        268,500
         7,500  Camden Ppty. Trust                             223,125
        12,000  Colonial Pptys. Trust, Inc.                    372,000
        13,500  Commercial Net Lease Realty, Inc.              218,531
        15,000  Eldertrust                                     257,813
        30,000  Innkeepers USA Trust                           378,750
         7,500  JDN Realty Corp.                               239,062
        12,000  Mills Corp.                                    288,000
        68,000  Sunstone Hotel Investors, Inc.                 905,250
         7,400  Tower Realty Trust, Inc.                       165,575
                                                          ------------
                                                             4,027,413
                                                          ------------
Textile-Apparel and Production -- 1.9%
        33,000  Burlington Industries, Inc.*                   464,063
         2,200  Columbia Sportswear Co.*                        41,800
        20,000  Mohawk Industries, Inc.*                       633,750
         7,600  Nautica Enterprises, Inc.*                     203,775
         3,700  St. John Knits, Inc.                           142,913
        40,000  Tropical Sportswear Int'l. Corp.*              850,000
                                                          ------------
                                                             2,336,301
                                                          ------------
Transportation-Miscellaneous -- 3.4%
        26,800  Airborne Freight Corp.                         936,325
        16,500  Budget Group, Inc.*                            526,969
         4,300  Central Parking Corp.                          199,950
        37,500  Dollar Thrifty Automotive Group, Inc.*         496,875
        12,900  Expeditors Int'l. Wash., Inc.                  567,600
        28,800  Maritrans, Inc.                                261,000
        54,000  Rollins Truck Leasing Corp.                    668,250
        13,200  Sea Containers Ltd.                            504,900
                                                          ------------
                                                             4,161,869
                                                          ------------
Truckers -- 0.9%
        17,500  U.S. Freightways Corp.                         574,766
        24,750  Werner Enterprises, Inc.                       471,797
                                                          ------------
                                                             1,046,563
                                                          ------------
Utilities-Electric -- 0.0%
         1,500  Minnesota Power & Light Co.                     59,625
                                                          ------------
Utilities-Gas and Pipeline -- 0.2%
         5,700  Cleco Corp.                                    169,575
         3,800  Indiana Energy, Inc.                           113,522
                                                          ------------
                                                               283,097
                                                          ------------
Utilities-Telecommunications -- 0.4%
        43,000  Startec Global Communications Corp.*           494,500
                                                          ------------
TOTAL COMMON STOCKS
 (Cost $100,856,263)                                       115,503,998
                                                          ------------

----------------------------
REPURCHASE AGREEMENT -- 5.4%
----------------------------

Principal
 Amount                                                          Value
----------------------------------------------------------------------
    $6,536,000  State Street Bank & Trust Co.
                repurchase agreement, dated 6/30/98,
                maturity value $6,537,035 at 5.70%
                due 7/1/98 (collateralized by
                $6,670,000 U.S. Treasury Notes,
                6.75%, due 5/31/99)                       $  6,536,000
                                                          ------------
TOTAL REPURCHASE AGREEMENT
 (Cost $6,536,000)                                           6,536,000
                                                          ------------
TOTAL INVESTMENTS -- 100.4%
 (Cost $107,392,263)                                       122,039,998

LIABILITIES IN EXCESS OF CASH,
 RECEIVABLES AND OTHER
   ASSETS -- (0.4%)                                           (454,365)
                                                          ------------
NET ASSETS -- 100.0%                                      $121,585,633
                                                          ============

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

------------
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 Small Cap
 Stock Fund
------------
     8
------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

ASSETS
  Investments, at market (cost $107,392,263)                      $ 122,039,998
  Cash                                                                    4,497
  Receivable for securities sold                                        692,934
  Receivable for fund shares sold                                       165,886
  Dividends receivable                                                   59,776
  Other assets                                                            1,458
  Interest receivable                                                     1,035
                                                                  -------------
  TOTAL ASSETS                                                      122,965,584
                                                                  -------------
LIABILITIES
  Payable for securities purchased                                    1,102,425
  Accrued expenses                                                       15,013
  Payable for fund shares redeemed                                          131
  Due to affiliates                                                     262,382
                                                                  -------------
  TOTAL LIABILITIES                                                   1,379,951
                                                                  -------------
    NET ASSETS                                                    $ 121,585,633
                                                                  =============
COMPONENTS OF NET ASSETS
  Capital stock, at par                                           $     835,923
  Additional paid-in capital                                        106,975,233
  Undistributed net investment income                                    16,864
  Distributions in excess of net realized
    gain on investments                                                (890,122)
  Net unrealized appreciation of investments                         14,647,735
                                                                  -------------
    NET ASSETS                                                    $ 121,585,633
                                                                  =============

  Shares Outstanding -- $0.10 par value                               8,359,231
                                                                  -------------

NET ASSET VALUE PER SHARE                                         $       14.55
                                                                  =============

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1998 (Unaudited)

Investment Income:
  Dividends                                                       $     378,486
  Interest                                                              176,279
                                                                  -------------
  Total Income                                                          554,765
                                                                  -------------
Expenses:
  Investment advisory fees -- Note B                                    411,365
  Custodian fees                                                         37,159
  Printing expense                                                       14,125
  Audit fees                                                              8,750
  Directors' fees -- Note B                                               8,000
  Registration fees                                                       2,350
  Transfer agent fees                                                     1,650
  Insurance expense                                                         704
  Legal fees                                                                600
  Other                                                                     350
  Deferred organization expense                                              98
                                                                  -------------
  Total Expenses                                                        485,151
                                                                  -------------
  Net Investment Income                                                  69,614
                                                                  -------------
Realized and Unrealized Gain/(Loss)
  on Investments -- Note C
  Net realized loss on investments -- Note A                           (903,399)
  Net change in unrealized appreciation of
    investments -- Note C                                             7,441,690
                                                                  -------------
Net Realized and Unrealized Gain
  on Investments                                                      6,538,291
                                                                  -------------
Net Increase in Net Assets
  from Operations                                                 $   6,607,905
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

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                                                                    The Guardian
                                                                     Small Cap
                                                                     Stock Fund
                                                                    ------------
                                                                         8
                                                                    ------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Period from
                                                                                           April 2,
                                                                         Six Months        1997+ to
                                                                              Ended    December 31,
                                                                      June 30, 1998            1997
                                                                        (Unaudited)       (Audited)
                                                                      -------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                              $      69,614    $    165,805
   Net realized gain/(loss) on investments                                 (903,399)      1,925,041
   Net change in unrealized appreciation of investments                   7,441,690       7,206,045
                                                                      -------------    ------------
     Net Increase in Net Assets from Operations                           6,607,905       9,296,891
                                                                      -------------    ------------
 Dividends and Distributions to Shareholders from:
   Net investment income                                                    (52,750)       (165,805)
   Net realized gain on investments                                        (848,131)     (1,063,633)
                                                                      -------------    ------------
     Total Dividends and Distributions to Shareholders                     (900,881)     (1,229,438)
                                                                      -------------    ------------
 From Capital Share Transactions:
   Increase in net assets from capital share transactions -- Note E      28,129,206      79,681,950
                                                                      -------------    ------------
     Net Increase in Net Assets                                          33,836,230      87,749,403

 Net Assets:
   Beginning of period                                                   87,749,403              --
                                                                      -------------    ------------
   End of period*                                                     $ 121,585,633    $ 87,749,403
                                                                      =============    ============

* Includes undistributed net investment income of:                    $      16,864    $         --

+ Commencement of operations.

                       See notes to financial statements.

--------------------------------------------------------------------------------

------------
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 Small Cap
 Stock Fund
------------
     8
------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                          Six Months          April 2, 1997*
                                             Ended           to December 31,
                                         June 30, 1998            1997
                                          (Unaudited)           (Audited)
                                         -----------------------------------
Net asset value,
  beginning of period ................   $       13.63        $       10.00
                                         -------------        -------------
Income from investment
  operations:
  Net investment
    income ...........................            0.01                 0.03
  Net realized and
    unrealized gain
    on investments ...................            1.02                 3.80
                                         -------------        -------------
  Net increase from
    investment
    operations .......................            1.03                 3.83
                                         -------------        -------------
Dividends and Distributions
  to Shareholders from:
  Net investment income ..............           (0.01)               (0.03)
  Net realized gain ..................           (0.10)               (0.17)
                                         -------------        -------------
  Total dividends and
    distributions ....................           (0.11)               (0.20)
                                         -------------        -------------
Net asset value, end of
  period .............................   $       14.55        $       13.63
                                         -------------        -------------
Total return** .......................            7.56%               38.32%
                                         -------------        -------------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ..................   $     121,586        $      87,749
  Ratio of expenses to
    average net assets ...............            0.88%(a)             0.96%(a)
  Ratio of net investment
    income to average net assets .....            0.13%(a)             0.48%(a)
  Portfolio turnover
    rate .............................              20%                  22%
  Average rate of
    commissions paid(b) ..............   $      0.0288        $      0.0296

*     Commencement of operations.
** Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a) Annualized.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trade on which commissions are charged.

                       See notes to financial statements.

--------------------------------------------------------------------------------

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                                       99

----------------
GIAC Funds, Inc.
----------------
       8
----------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

----------------------------------------------
Note A -- Organization and Accounting Policies
----------------------------------------------

      GIAC Funds, Inc. (the Company) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), which was incorporated in Maryland on October 29, 1990. The Company was known as Baillie Gifford International Fund, Inc. prior to October 11, 1994 and GBG Funds, Inc. prior to March 27, 1997. Shares of the Company are offered in three series: Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF) and The Guardian Small Cap Stock Fund (GSCSF). The series are collectively referred to herein as the "Funds". Shares of the Funds are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly- owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). The Funds are available for investment only through certain variable annuity and variable life insurance contracts issued by GIAC. Upon commencing its operations on September 13, 1994 (BGEMF) and on April 2, 1997 (GSCSF) each Fund sold 2,000,000 shares of its capital stock to Guardian Life for $20,000,000 per Fund to facilitate the commencement of operations.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

      Securities listed on foreign exchanges and for which market quotations are readily available are valued at the closing price on the exchange on which the securities are traded at the close of the appropriate exchange or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices. Securities listed or traded on any domestic (U.S.) exchanges are valued at the last sale price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available, including restricted securities and illiquid assets, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including: the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

      Repurchase agreements are carried at cost which approximates market value (See Note D).

Foreign Currency Translation

      The books and records of the Funds are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U. S. dollars at the current rate of exchange.

      (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which

--------------------------------------------------------------------------------

                                                                ----------------
                                                                GIAC Funds, Inc.
                                                                ----------------
                                                                       8
                                                                ----------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

result from changes in foreign exchange rates between the date on which the Funds earn dividends and interest or pay foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains or losses on foreign currency related transactions. Net currency gains and losses from valuing investments and other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Funds. When forward contracts are closed, the Funds record realized gains or losses equal to the differences between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions. None of the Funds will enter into a forward foreign currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Securities Transactions and Investment Income

      Securities transactions are recorded on the trade date. Net realized gains or losses on sales of investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividends on foreign securities are recorded when the Funds are informed of the dividend.

Taxes

      Each Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code (Code), and as such will not be subject to federal income tax on income (including any realized capital gains) which is distributed to its shareholders in accordance with the provisions of the Code. Therefore, no federal income tax provision is required. Losses on security transactions arising after October 31 are treated as arising on the first day of the Funds' next fiscal year.

      Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

Dividends and Distributions to Shareholders

      The Funds intend to distribute each year, as dividends, substantially all net investment income and net realized capital gains. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date.

--------------------------------------------------------------------------------

----------------
GIAC Funds, Inc.
----------------
       8
----------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the Funds' policy is to distribute net investment income approximately every six months and net capital gains once a year. This policy is, however, subject to change at any time by the Company's Board of Directors.

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Funds.

------------------------------------------
Note B -- Investment Management Agreements
          and Payments to Related Parties
------------------------------------------

      BGIF and BGEMF have an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation formed through a joint venture between GIAC and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of the Funds' portfolios subject to the supervision of the Company's Board of Directors. GBG has entered into sub-investment management agreements with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of BGIF and BGEMF. GBG continually monitors and evaluates the performance of BG Overseas.

      As compensation for its services, GBG receives a management fee computed at the annual rate of .80% of BGIF's average daily net assets and 1.00% of BGEMF's average daily net assets. One-half of these fees (.40% relating to BGIF and .50% relating to BGEMF) are payable by GBG to BG Overseas for its services. Payment of the sub-investment management fees does not represent a separate or additional expense to the Funds.

      GSCSF has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly-owned subsidiary of GIAC. GISC receives a management fee from GSCSF at an annual rate of .75% of its average daily net assets.

      No compensation is paid by the Company to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of the Company. Each director not deemed an "interested person" is paid an annual fee of $500 and $350 for attendance at each meeting of the Company.

--------------------------------------------------------------------------------

                                                                ----------------
                                                                GIAC Funds, Inc.
                                                                ----------------
                                                                       8
                                                                ----------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

---------------------------------
Note C -- Investment Transactions
---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the six months ended June 30, 1998 were as follows:

                                  BGIF               BGEMF              GSCSF
                                  ----               -----              -----
Purchases ............        $171,993,131        $20,854,390        $47,389,542
Proceeds .............        $168,369,664        $28,795,706        $21,041,810

      The cost of investments owned at June 30, 1998 for federal income tax purposes for BGIF, BGEMF and GSCSF are the same as the cost for financial reporting purposes. The gross unrealized appreciation and (depreciation) of investments excluding foreign currency at June 30, 1998, were as follows:

                                                       BGIF             BGEMF            GSCSF
                                                       ----             -----            -----
Gross Appreciation ...........................    $ 182,492,208     $  6,372,833     $ 20,171,658
Gross Depreciation ...........................      (13,435,266)     (13,677,002)      (5,523,923)
                                                  -------------     ------------     ------------
  Net Unrealized Appreciation/Depreciation....    $ 169,056,942     $ (7,304,169)    $ 14,647,735
                                                  =============     ============     ============

      Forward foreign currency contracts represent commitments to purchase or sell a specified amount of foreign currency at a future date and at a future price. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

      There were no open forward foreign currency contracts at June 30, 1998.

-------------------------------
Note D -- Repurchase Agreements
-------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. The Company's Board of Directors has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with the Funds. Repurchase agreements of more than seven days duration (or investments in any other securities which are deemed to be not readily marketable by the staff of the Securities and Exchange Commission) are not permitted if more than 10% of BGIF's or 15% of BGEMF's or GSCSF's net assets would be so invested.

--------------------------------------------------------------------------------

----------------
GIAC Funds, Inc.
----------------
       8
----------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

---------------------------------------
Note E -- Transactions in Capital Stock
---------------------------------------

There are 1,000,000,000 shares of $0.10 par value capital stock authorized for each of the Funds. Transactions in capital stock were as follows:

                                           Six Months Ended           Year Ended     Six Months Ended            Year Ended
                                                    June 30,         December 31,             June 30,          December 31,
                                                       1998                 1997                 1998                  1997
                                                 (Unaudited)            (Audited)          (Unaudited)             (Audited)
----------------------------------------------------------------------------------------------------------------------------
                                                              Shares                                 Amount
----------------------------------------------------------------------------------------------------------------------------
|_| Baillie Gifford International Fund
Shares sold                                       3,085,046            5,510,606         $ 63,649,453         $ 103,914,585
Shares issued in reinvestment of
  dividends and distributions                       289,013            1,589,325            6,132,854            29,071,132
Shares repurchased                               (2,404,778)          (4,262,859)         (49,331,048)          (79,908,567)
----------------------------------------------------------------------------------------------------------------------------
   Net increase                                     969,281            2,837,072         $ 20,451,259         $  53,077,150
----------------------------------------------------------------------------------------------------------------------------
|_| Baillie Gifford Emerging Markets Fund
Shares sold                                         673,800            4,436,117         $  6,412,075         $  52,148,316
Shares issued in reinvestment of
  dividends and distributions                        58,765              461,151              481,281             4,689,960
Shares repurchased                               (1,676,993)          (2,709,884)         (16,165,111)          (31,037,879)
----------------------------------------------------------------------------------------------------------------------------
   Net increase/(decrease)                         (944,428)           2,187,384         $ (9,271,755)        $  25,800,397
----------------------------------------------------------------------------------------------------------------------------

                                           Six Months Ended          Period from     Six Months Ended           Period from
                                                    June 30,   April 2, 1997+ to              June 30,    April 2, 1997+ to
                                                       1998    December 31, 1997                 1998     December 31, 1997
                                                 (Unaudited)            (Audited)          (Unaudited)             (Audited)
----------------------------------------------------------------------------------------------------------------------------
                                                              Shares                                 Amount
----------------------------------------------------------------------------------------------------------------------------
|_| The Guardian Small Cap Stock Fund
Shares sold                                        2,985,942           6,957,498         $ 43,805,409         $ 86,846,310
Shares issued in reinvestment of
  dividends and distributions                         62,605              92,788              900,880            1,229,438
Shares repurchased                                (1,128,601)           (611,001)         (16,577,083)          (8,393,798)
----------------------------------------------------------------------------------------------------------------------------
  Net increase                                     1,919,946           6,439,285         $ 28,129,206         $ 79,681,950
----------------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

--------------------------------------------------------------------------------

                                                                ----------------
                                                                GIAC Funds, Inc.
                                                                ----------------
                                                                       8
                                                                ----------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

------------------------
Note F -- Line of Credit
------------------------

      A $50,000,000 line of credit available to each Fund and the other Guardian-related Funds has been established with Morgan Guaranty Trust Company. The rate of interest charged on any borrowings is based upon the prevailing Federal Funds rate at the time of the loan plus .25% calculated on a 360 day basis per annum. For the six months ended June 30, 1998, none of the Funds borrowed against this line of credit.

--------------------------------------------------------------------------------

---------------
  Value Line
Centurion Fund,
     Inc.
---------------
      9
---------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998

----------------------
COMMON STOCKS -- 96.6%
----------------------

     Shares                                                       Value
-----------------------------------------------------------------------
Advertising -- 0.8%
       125,000  Omnicom Group, Inc.                        $  6,234,375
                                                           ------------
Air Transport -- 2.5%
        75,000  AMR Corp.*                                    6,243,750
       100,000  Airborne Freight Corp.                        3,493,750
       175,000  Alaska Air Group, Inc.*                       9,548,437
                                                           ------------
                                                             19,285,937
                                                           ------------
Auto Parts-Replacement -- 0.5%
        60,000  Federal-Mogul Corp.                           4,050,000
                                                           ------------
Bank -- 7.7%
        85,000  BankAmerica Corp.                             7,347,188
       150,000  BankBoston Corp.                              8,343,750
        80,000  Citicorp                                     11,940,000
       200,000  Mellon Bank Corp.                            13,925,000
       100,000  State Street Corp.                            6,950,000
       197,000  Zions Bancorporation                         10,465,625
                                                           ------------
                                                             58,971,563
                                                           ------------
Coal/Alternate Energy -- 1.7%
       250,000  AES Corp.*                                   13,140,625
                                                           ------------
Computer & Peripherals -- 8.1%
       190,000  Cisco Systems, Inc.*                         17,491,875
       375,000  Compaq Computer Corp.                        10,640,625
       160,000  Dell Computer Corp.*                         14,850,000
       300,000  EMC Corp.*                                   13,443,750
       135,000  Sun Microsystems, Inc.*                       5,864,062
                                                           ------------
                                                             62,290,312
                                                           ------------
Computer Software & Services -- 9.8%
       280,000  BMC Software, Inc.*                          14,542,500
       200,000  Computer Associates
                   International, Inc.                       11,112,500
       100,000  Microsoft Corp.*                             10,837,500
       225,000  Networks Associates, Inc.*                   10,771,875
       515,000  Parametric Technology Corp.*                 13,969,375
       300,000  PeopleSoft, Inc.*                            14,100,000
                                                           ------------
                                                             75,333,750
                                                           ------------
Diversified Companies -- 0.4%
       100,000  Nortek, Inc.*                                 3,075,000
                                                           ------------
Drug -- 8.0%
       200,000  Lilly (Eli) & Co.                            13,212,500
       120,000  Merck & Co., Inc.                            16,050,000
       100,000  Pfizer, Inc.                                 10,868,750
       100,000  Schering - Plough Corp.                       9,162,500
       180,000  Warner - Lamabert Co.                        12,487,500
                                                           ------------
                                                             61,781,250
                                                           ------------
Electrical Equipment -- 2.1%
       175,000  General Electric Co.                         15,925,000
                                                           ------------
Entertainment -- 2.3%
       165,000  Clear Channel Communications, Inc.*          18,005,625
                                                           ------------
Financial Services -- 2.8%
       200,000  Donaldson, Lufkin & Jenrette, Inc.           10,162,500
       185,000  Travelers Group, Inc.                        11,215,625
                                                           ------------
                                                             21,378,125
                                                           ------------
Food Wholesalers -- 1.0%
       225,000  U.S. Foodservice, Inc.*                       7,889,063
                                                           ------------
Grocery -- 2.7%
       250,000  Albertson's, Inc.                            12,953,125
       135,000  Whole Foods Market, Inc.*                     8,167,500
                                                           ------------
                                                             21,120,625
                                                           ------------
Healthcare Information Systems -- 1.8%
       400,000  HBO & Co.                                    14,100,000
                                                           ------------
Homebuilding -- 0.7%
       135,000  Centex Corp.                                  5,096,250
                                                           ------------
Household Products -- 3.9%
       165,000  Colgate - Palmolive Co.                      14,520,000
       170,000  Procter & Gamble Co.                         15,480,625
                                                           ------------
                                                             30,000,625
                                                           ------------
Insurance-Diversified -- 1.1%
        60,000  American International Group, Inc.            8,760,000
                                                           ------------
Insurance-Life -- 2.6%
       135,000  Conseco, Inc.                                 6,311,250
        60,000  Equitable Companies, Inc. (The)               4,496,250
       155,000  SunAmerica, Inc.                              8,902,812
                                                           ------------
                                                             19,710,312
                                                           ------------
Insurance-Property/Casualty -- 1.8%
       150,000  Allstate Corp. (The)                         13,734,375
                                                           ------------
Internet -- 0.7%
        50,000  American Online, Inc.*                        5,300,000
                                                           ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                    Value Line
                                                                 Centurion Fund,
                                                                       Inc.
                                                                 ---------------
                                                                        9
                                                                 ---------------

        Shares                                                    Value
-----------------------------------------------------------------------
Manufactured Housing/
Recreational Vehicles -- 0.8%
       200,000  Oakwood Homes Corp.                        $  6,000,000
                                                           ------------
Medical Supplies -- 5.7%
       100,000  Cardinal Health, Inc.                         9,375,000
       225,000  Guidant Corp.                                16,045,313
       120,000  Johnson & Johnson                             8,850,000
       150,000  Medtronic, Inc.                               9,562,500
                                                           ------------
                                                             43,832,813
                                                           ------------
Office Equipment & Supplies -- 1.6%
       420,000  Staples, Inc.*                               12,153,750
                                                           ------------
Oilfield Services/Equipment -- 4.6%
       150,000  BJ Services Co.*                              4,359,375
       185,000  Baker Hughes, Inc.                            6,394,063
       100,000  Halliburton Co.                               4,456,250
       100,000  Schlumberger Ltd.                             6,831,250
        70,000  Smith International, Inc.*                    2,436,875
       255,000  Transocean Offshore, Inc.                    11,347,500
                                                           ------------
                                                             35,825,313
                                                           ------------
Retail Building Supply -- 1.2%
        55,000  Home Depot, Inc. (The)                        4,568,438
       120,000  Lowes Companies, Inc.                         4,867,500
                                                           ------------
                                                              9,435,938
                                                           ------------
Retail-Special Lines -- 3.2%
       235,000  Bed Bath & Beyond, Inc.*                     12,175,937
       200,000  Gap, Inc.                                    12,325,000
                                                           ------------
                                                             24,500,937
                                                           ------------
Retail Store -- 2.5%
       200,000  Consolidated Stores Corp.*                    7,250,000
       250,000  Dayton Hudson Corp.                          12,125,000
                                                           ------------
                                                             19,375,000
                                                           ------------
Securities Brokerage -- 1.2%
       100,000  Merrill Lynch & Co., Inc.                     9,225,000
                                                           ------------
Semiconductor -- 1.9%
       200,000  Intel Corp.                                  14,825,000
                                                           ------------
Telecommunications Equipment -- 1.9%
       200,000  Tellabs, Inc.*                               14,325,000
                                                           ------------
Telecommunication Services -- 2.5%
       330,000  AirTouch Communications, Inc.*               19,284,375
                                                           ------------

       Shares
         or
      Principal
        Amount                                                    Value
-----------------------------------------------------------------------
Thrift -- 2.8%
       150,000  Federal Home Loan Mortgage Corp.           $  7,059,375
       115,000  Federal National
                   Mortgage Association                       6,986,250
       180,000  Washington Mutual, Inc.                       7,818,750
                                                           ------------
                                                             21,864,375
                                                           ------------
Tobacco -- 1.5%
       300,000  Philip Morris Companies, Inc.                11,812,500
                                                           ------------
Toiletries/Cosmetics -- 2.2%
       300,000  Gillette Co.                                 17,006,250
                                                           ------------
TOTAL COMMON STOCKS AND
TOTAL INVESTMENT
SECURITIES -- 96.6%
(Cost $536,550,329)                                         744,649,063
                                                           ------------
----------------------------
REPURCHASE AGREEMENT -- 5.0%
----------------------------
(including accrued interest)
$   38,500,000  Collateralized by $39,030,000
                  U.S. Treasury Notes 5.625%,
                  due 11/30/00, with a value
                  of $39,288,123 (With Morgan
                  Stanley, Dean Witter,
                  Discover & Co., Inc., 5.72%,
                  dated 6/30/98, due 7/1/98,
                  delivery value $38,506,117)                38,506,117
                                                           ------------
EXCESS OF LIABILITIES OVER
CASH AND RECEIVABLES -- ( - 1.6%)                           (12,119,152)
                                                           ============

NET ASSETS -- 100.0%                                       $771,036,028
                                                           ============
NET ASSET VALUE
PER OUTSTANDING SHARE
($771,036,028 / 26,128,878
shares outstanding)                                        $      29.51
                                                           ============

*Non-income producing

                       See notes to financial statements.

--------------------------------------------------------------------------------

---------------
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Centurion Fund,
     Inc.
---------------
      9
---------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

ASSETS:
   Investment securities, at value
    (cost $536,550,329)                                    $744,649,063
   Repurchase agreement (cost $38,506,117)                   38,506,117
   Cash                                                          59,591
   Receivable for securities sold                             2,266,676
   Dividends and interest receivable                            313,125
   Receivable for capital shares sold                            20,315
                                                           ------------
     TOTAL ASSETS                                           785,814,887
                                                           ------------

LIABILITIES:
   Payable for securities purchased                          13,775,264
   Payable for capital shares repurchased                       542,560
   Accrued expenses:
    Advisory fee                                                308,409
    GIAC administrative service fee                             110,000
    Other                                                        42,626
                                                           ------------
     TOTAL LIABILITIES                                       14,778,859
                                                           ------------
NET ASSETS                                                 $771,036,028
                                                           ============

NET ASSETS CONSIST OF:
   Capital stock, at $1.00 par value
   (authorized 50,000,000, outstanding
   26,128,878 shares)                                      $ 26,128,878
   Additional paid-in capital                               418,003,582
   Undistributed net investment income                        3,823,194
   Undistributed net realized gain on investments           114,981,640
   Net unrealized appreciation of investments               208,098,734
                                                           ------------
NET ASSETS                                                 $771,036,028
                                                           ============

NET ASSET VALUE PER
OUTSTANDING SHARE
   ($771,036,028 / 26,128,878
   shares outstanding)                                     $      29.51
                                                           ============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED
June 30, 1998 (Unaudited)

Investment Income:
   Dividends                                               $  2,367,742
   Interest                                                   1,320,885
                                                           ------------
     Total Income                                             3,688,627
                                                           ------------

Expenses:
   Investment advisory fee                                    1,849,114
   GIAC administrative service fee                              257,413
   Custodian fees                                                37,403
   Auditing and legal fees                                       20,896
   Insurance and dues                                            11,261
   Directors' fees and expenses                                   8,155
   Printing and stationery                                        1,213
   Taxes and other                                                  382
                                                           ------------
     Total Expenses Before Custody Credits                    2,185,837
     Less:Custody Credits                                        (1,281)
                                                           ------------
     Net Expenses                                             2,184,556
                                                           ------------
Net Investment Income                                         1,504,071
                                                           ------------

Net Realized and Unrealized Gain on
 Investments:
   Net realized gain                                         69,594,858
   Change in net unrealized appreciation                     37,354,596
                                                           ------------
Net Realized Gain and Change in Net
  Unrealized Appreciation on Investments                    106,949,454
                                                           ------------
Net Increase in Net Assets from Operations                 $108,453,525
                                                           ============


                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                    Value Line
                                                                 Centurion Fund,
                                                                       Inc.
                                                                 ---------------
                                                                        9
                                                                 ---------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
for the Six Months Ended June 30, 1998 (Unaudited) and for the Year Ended December 31, 1997

                                                                     Six Months
                                                                          Ended       Year Ended
                                                                  June 30, 1998     December 31,
                                                                    (Unaudited)             1997
                                                                  -------------    -------------
Operations:
    Net investment income                                         $   1,504,071    $   2,435,676
    Net realized gain on investments                                 69,594,858       45,610,251
    Change in net unrealized appreciation                            37,354,596       83,192,727
                                                                  -------------    -------------
    Net increase in net assets from operations                      108,453,525      131,238,654
                                                                  -------------    -------------

Distributions to Shareholders:
    Net investment income                                                    --       (2,225,662)
    Net realized gain from investment transactions                           --     (114,003,360)
                                                                  -------------    -------------
    Total distributions                                                      --     (116,229,022)
                                                                  -------------    -------------

Capital Share Transactions:
    Proceeds from sale of shares                                     25,638,830       80,062,970
    Proceeds from reinvestment of distributions to shareholders              --      116,229,022
    Cost of shares repurchased                                      (83,146,873)    (130,551,904)
                                                                  -------------    -------------
    (Decrease) Increase from capital share transactions             (57,508,043)      65,740,088
                                                                  -------------    -------------

Total Increase in Net Assets                                         50,945,482       80,749,720

Net Assets:
    Beginning of period                                             720,090,546      639,340,826
                                                                  -------------    -------------
    End of period                                                 $ 771,036,028    $ 720,090,546
                                                                  =============    =============
Undistributed Net Investment Income, at End of Period             $   3,823,194    $   2,319,123
                                                                  =============    =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

---------------
   Value Line
Centurion Fund,
      Inc.
---------------
       9
---------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

------------------------------------
1 -- Significant Accounting Policies
------------------------------------

      Value Line Centurion Fund, Inc. (the "Fund") is an open-end diversified management investment company whose primary investment objective is long-term growth of capital. The Fund's portfolio will usually consist of common stocks ranked 1 or 2 for year-ahead performance by The Value Line Investment Survey, one of the nation's major investment advisory services.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A) Security Valuation

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days, at the date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements

      In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholder. Therefore, no federal income tax is required.

(D) Dividends and Distributions

      It is the Fund's policy to distribute to its shareholder, as dividends and as capital gains distributions, all the net investment income for the year and all net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset


--------------------------------------------------------------------------------


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                                                                       Inc.
                                                                 ---------------
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                                                                 ---------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(E) Amortization

      Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments adjusted for amortization of discount, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

----------------------------------------------
2 -- Capital Share Transactions, Dividends and
     Distributions
----------------------------------------------

      Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc.
(GIAC). Transactions in capital stock were as follows:

                                               Six Months Ended      Year Ended
                                                June 30, 1998,      December 31,
                                                 (Unaudited)           1997
                                               ----------------     ------------
Shares sold                                          941,835          3,037,284
Shares issued in reinvestment
  of dividends and distributions                          --          4,477,235
                                                 -----------        -----------
                                                     941,835          7,514,519
Shares repurchased                                 3,031,192          5,048,869
                                                 -----------        -----------
Net (decrease) increase                           (2,089,357)         2,465,650
                                                 ===========        ===========
Dividends per share                              $        --        $       .09
                                                 ===========        ===========
Distributions per share from
  net realized gains                             $        --        $      4.61
                                                 ===========        ===========

--------------------------------------
3 -- Purchases and Sales of Securities
--------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                     Six Months Ended
                                                       June 30, 1998
                                                        (Unaudited)
                                                     ----------------
PURCHASES:
   Investment Securities                               $351,833,014
                                                       ============
SALES:
   Investment Securities                               $367,288,760
                                                       ============

      At June 30, 1998, the aggregate cost of investment securities and repurchase agreement for federal income tax purposes was $575,056,446. The aggregate appreciation and depreciation of investments for the period ended June 30, 1998, based on a comparison of investment values and their costs for federal income tax purposes was $217,524,487 and $9,425,753 respectively, resulting in a net appreciation of $208,098,734.

---------------------------------------------
4 -- Investment Advisory Contract, Management
     Fees and Transactions with Affiliates
---------------------------------------------

      An advisory fee of $1,849,114 was paid or payable to Value Line, Inc. (the Adviser), the Fund's investment adviser, for the six months ended June 30, 1998. This was computed at the rate of 1/2 of 1% of the average daily net assets of the Fund during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.


--------------------------------------------------------------------------------


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      Inc.
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---------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

      Certain officers and directors of the Adviser and Value Line Securities, Inc., (the Fund's distributor and a registered broker/dealer) and of GIAC are also officers and directors of the Fund. A former officer of GIAC who is also a director of the Fund was paid a fee of $792 for the six months ended June 30, 1998. During the period ended June 30, 1998, the Fund paid brokerage commissions totalling $337,569 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Fund has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contractowner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the period ended June 30, 1998, the Fund incurred expenses of $257,413 in connection with such services rendered by GIAC.


--------------------------------------------------------------------------------


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                                                                    Value Line
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                                                                 ---------------
                                                                        9
                                                                 ---------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

      Selected data for a share of capital stock outstanding throughout each period:

                                            Six Months
                                              Ended                             Years Ended December 31,
                                           June 30, 1998    --------------------------------------------------------------
                                            (Unaudited)       1997           1996           1995        1994        1993
                                           -------------------------------------------------------------------------------
Net asset value, beginning of period         $  25.52       $  24.83       $  24.25       $  17.83    $  18.52    $  20.04
                                             --------       --------       --------       --------    --------    --------
  Income (loss) from investment operations:
  Net investment income                           .06            .09            .08            .12         .10         .12
  Net gains or losses on securities
    (both realized and unrealized)               3.93           5.30           3.71           6.96        (.51)       1.73
                                             --------       --------       --------       --------    --------    --------
  Total from investment operations               3.99           5.39           3.79           7.08        (.41)       1.85
                                             --------       --------       --------       --------    --------    --------

   Less distributions:
      Dividends from net investment income         --           (.09)          (.12)          (.10)       (.01)       (.12)
      Distributions from capital gains             --          (4.61)         (3.09)          (.56)       (.27)      (3.25)
                                             --------       --------       --------       --------    --------    --------
      Total distributions                          --          (4.70)         (3.21)          (.66)       (.28)      (3.37)
                                             --------       --------       --------       --------    --------    --------

Net asset value, end of period               $  29.51       $  25.52       $  24.83       $  24.25    $  17.83    $  18.52
                                             ========       ========       ========       ========    ========    ========
  Total return**                                15.64%+        21.39%         17.34%         40.08%     -2.21%        9.21%
                                             ========       ========       ========       ========    ========    ========

Ratios/Supplemental Data:
Net assets, end of period (in thousands)     $771,036       $720,091       $639,341       $525,449    $352,745    $373,910
Ratio of operating expenses to average
  net assets                                      .59%*(1)       .60%(1)        .59%(1)        .62%        .61%        .61%
Ratio of net investment income to average
  net assets                                      .41%*          .35%           .36%           .60%        .57%        .57%
Portfolio turnover rate                            50%+           85%           141%           114%        122%        118%

(1)   Before offset of custody credits.
** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.
+     Not annualized
*     Annualized

                       See notes to financial statements.

--------------------------------------------------------------------------------


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Strategic Asset
   Management
---------------
       10
---------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

------------------------
  COMMON STOCKS -- 78.7%
------------------------

     Shares                                                       Value
-----------------------------------------------------------------------
Advertising -- 1.2%
       198,000  Omnicom Group, Inc.                     $     9,875,250
       150,000  Synder Communications, Inc.*                  6,600,000
                                                        ---------------
                                                             16,475,250
                                                        ---------------
Aerospace/Defense -- 1.4%
        68,000  BE Aerospace, Inc.*                           1,980,500
        90,000  Cordant Technologies, Inc.                    4,151,250
        70,000  General Dynamics Corp.                        3,255,000
        12,000  Gulfstream Aerospace Corp.*                     558,000
        19,000  Litton Industries, Inc.*                      1,121,000
        24,000  Northrop Grumman Corp.                        2,475,000
        40,400  Precision Castparts Corp.                     2,156,350
        58,000  Sundstrand Corp.                              3,320,500
                                                        ---------------
                                                             19,017,600
                                                        ---------------
Air Transport -- 1.6%
       138,000  Airborne Freight Corp.                        4,821,375
        77,700  Alaska Air Group, Inc.*                       4,239,506
        90,000  America West Holdings
                   Corp. Class "B"*                           2,570,625
       110,000  Comair Holdings, Inc.                         3,396,250
        20,000  Continental Airlines, Inc. Class "B"*         1,217,500
        55,000  U.S. Airways Group, Inc.*                     4,358,750
                                                        ---------------
                                                             20,604,006
                                                        ---------------
Apparel -- 1.1%
        70,520  Abercrombie & Fitch Co. Class "A"*            3,102,880
        85,000  Fruit of the Loom, Inc. Class "A"*            2,820,937
       120,000  Jones Apparel Group, Inc.*                    4,387,500
        12,000  Tommy Hilfiger Corp.*                           750,000
        66,000  V.F. Corp.                                    3,399,000
                                                        ---------------
                                                             14,460,317
                                                        ---------------
Auto & Truck -- 0.3%
       130,000  Navistar International Corp., Inc.*           3,753,750
        16,000  PACCAR, Inc.                                    836,000
                                                        ---------------
                                                              4,589,750
                                                        ---------------
Auto Parts -- Original Equipment -- 0.5%
        36,000  Magna International, Inc. Class "A"           2,470,500
        82,000  Tower Automotive, Inc.*                       3,515,750
                                                        ---------------
                                                              5,986,250
                                                        ---------------
Auto Parts -- Replacement -- 0.5%
       100,000  Federal-Mogul Corp.                           6,750,000
                                                        ---------------
Bank -- 2.4%
       123,000  AmSouth Bancorporation                        4,835,437
        54,999  First Union Corp.                             3,203,692
        88,000  Mellon Bank Corp.                             6,127,000
       165,000  North Fork Bancorporation, Inc.               4,032,187
       117,000  SouthTrust Corp.                              5,089,500
       158,500  Zions Bancorporation                          8,420,313
                                                        ---------------
                                                             31,708,129
                                                        ---------------
Bank - Midwest -- 1.3%
        70,000  Northern Trust Corp.                          5,337,500
       116,000  Norwest Corp.                                 4,335,500
       174,000  U.S. Bancorp                                  7,482,000
                                                        ---------------
                                                             17,155,000
                                                        ---------------
Beverage - Alcoholic -- 0.2%
        60,000  Canandaigua Brands, Inc.
                   Class "A"*                                 2,951,250
                                                        ---------------
Beverage - Soft Drink -- 0.3%
        87,000  Coca-Cola Enterprises, Inc.                   3,414,750
                                                        ---------------
Building Materials -- 0.3%
        60,000  Masco Corp.                                   3,630,000
                                                        ---------------
Cable TV -- 0.9%
        16,000  Cablevision Systems Corp.
                    Class "A"*                                1,336,000
       126,000  Comcast Corp. Class "A"                       5,114,813
       150,000  Tele-Communications, Inc.-
                   TCI Group Series "A"*                      5,765,625
                                                        ---------------
                                                             12,216,438
                                                        ---------------
Cement & Aggregates -- 0.1%
         8,800  Vulcan Materials Co.                            938,850
                                                        ---------------
Chemical - Diversified -- 0.6%
        72,000  Goodrich (B.F.) Co. (The)                     3,573,000
        57,000  PPG Industries, Inc.                          3,965,063
                                                        ---------------
                                                              7,538,063
                                                        ---------------
Coal/Alternate Energy -- 0.6%
       159,000  AES Corp.*                                    8,357,438
                                                        ---------------
Computer & Peripherals -- 2.0%
        59,000  Cisco Systems, Inc.*                          5,431,688
       128,000  EMC Corp.*                                    5,736,000
       160,000  FORE Systems, Inc.*                           4,240,000
        62,000  Storage Technology Corp.*                     2,689,250


                       See notes to financial statements.

--------------------------------------------------------------------------------


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                                                                 Strategic Asset
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                                                                 ---------------
                                                                        10
                                                                 ---------------

--------------------------------------------------------------------------------

     Shares                                                       Value
-----------------------------------------------------------------------
Computer & Peripherals -- 2.0% (continued)
        40,000  Tech Data Corp.*                        $     1,715,000
       218,000  Unisys Corp.*                                 6,158,500
                                                        ---------------
                                                             25,970,438
                                                        ---------------
Computer Software & Services -- 7.6%
        34,000  Autodesk, Inc.                                1,313,250
        78,000  BMC Software, Inc.*                           4,051,125
       120,000  Cadence Design Systems, Inc.*                 3,750,000
        72,000  CIBER, Inc.*                                  2,736,000
        72,000  Citrix Systems, Inc.*                         4,923,000
        63,000  Computer Associates
                   International, Inc.                        3,500,438
       174,000  Compuware Corp.*                              8,895,750
        71,000  Computer Horizons Corp.*                      3,112,500
        60,000  Comverse Technology, Inc.*                    2,631,437
       150,000  FileNet Corp.*                                4,331,250
       135,000  Fiserv, Inc.*                                 5,733,281
        63,500  Hyperion Software Corp.*                      1,809,750
        48,000  Information Management
                   Resources, Inc.*                           1,623,000
        78,500  JDA Software Group, Inc.*                     3,434,375
        86,000  Keane, Inc.*                                  4,816,000
       122,000  Legato Systems, Inc.*                         4,758,000
        52,000  Mercury Interactive Corp.*                    2,320,500
        48,000  Microsoft Corp.*                              5,202,000
        20,000  National Data Corp.                             875,000
       141,000  Paychex, Inc.                                 5,736,938
        59,000  PeopleSoft, Inc.*                             2,773,000
        44,000  Saville Systems, PLC (ADR)*                   2,205,500
       110,000  SunGard Data Systems, Inc.*                   4,221,250
       110,000  Systems & Computer
                   Technology Corp.*                          2,970,000
       129,000  Veritas Software Corp.*                       5,337,375
        57,000  Visio Corp.*                                  2,721,750
        76,000  Wang Laboratories, Inc.*                      1,933,250
       116,000  Xylan Corp.*                                  3,458,250
                                                        ---------------
                                                            101,173,969
                                                        ---------------
Diversified Companies -- 1.4%
        92,000  Danaher Corp.                                 3,375,250
        16,000  Textron, Inc.                                 1,147,000
       158,000  Tyco International, Ltd.                      9,954,000
        46,000  United Technologies Corp.                     4,255,000
                                                        ---------------
                                                             18,731,250
                                                        ---------------
Drug -- 3.8%
        74,000  ALZA Corp.*                                   3,200,500
        28,000  Biovial Corp. International*                    896,000
        10,000  Forest Laboratories, Inc.*                      357,500
       114,000  ICN Pharmaceuticals, Inc.                     5,208,375
        58,000  Immunex Corp.*                                3,842,500
        73,000  MedImmune, Inc.*                              4,553,375
       121,000  Mylan Laboratories, Inc.                      3,637,563
        98,000  Pfizer, Inc.                                 10,651,375
        72,000  Quintiles Transnational Corp.*                3,541,500
        75,000  Schering-Plough Corp.                         6,871,875
        34,000  Vical, Inc.*                                    575,875
        57,000  Warner-Lambert Co.                            3,954,375
        70,000  Watson Pharmaceuticals, Inc.*                 3,268,125
                                                        ---------------
                                                             50,558,938
                                                        ---------------
Drugstore -- 0.6%
       126,000  CVS Corp.                                     4,906,125
        88,000  Rite Aid Corp.                                3,305,500
                                                        ---------------
                                                              8,211,625
                                                        ---------------
Electrical Utility - Central -- 1.0%
       100,000  DTE Energy Co.                                4,037,500
       100,000  FirstEnergy Corp.                             3,075,000
       100,000  Houston Industries, Inc.                      3,087,500
        90,000  UniCom Corp.                                  3,155,625
                                                        ---------------
                                                             13,355,625
                                                        ---------------
Electric Utility - East -- 0.4%
        96,000  Consolidated Edison, Inc.                     4,422,000
       100,000  Niagara Mohawk Power Corp.*                   1,493,750
                                                        ---------------
                                                              5,915,750
                                                        ---------------
Electric Utility - West -- 0.2%
       100,000  Edison International                          2,956,250
                                                        ---------------
Electrical Equipment -- 1.5%
        56,000  Cooper Industries, Inc.                       3,076,500
       180,000  General Electric Co.                         16,380,000
         8,000  Honeywell Inc.                                  668,500
                                                        ---------------
                                                             20,125,000
                                                        ---------------


                       See notes to financial statements.
--------------------------------------------------------------------------------

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---------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

     Shares                                                       Value
-----------------------------------------------------------------------
Electronics -- 1.5%
        87,000 Gemstar International Group, Ltd.* $ 3,257,063 135,000 Lexmark International Group, Inc.
                Class "A"*                                    8,235,000
       228,750  Symbol Technologies, Inc.                     8,635,312
                                                        ---------------
                                                             20,127,375
                                                        ---------------
Entertainment -- 2.3%
       142,000  CBS Corp.                                     4,508,500
       114,000  Chancellor Media Corp.*                       5,660,812
        60,000  Clear Channel Communications, Inc.*           6,547,500
        91,000  Jacor Communications, Inc.*                   5,369,000
       120,000  Sinclair Broadcast Group, Inc.
                   Class "A"*                                 3,450,000
        65,000  Time Warner, Inc.                             5,553,438
                                                        ---------------
                                                             31,089,250
                                                        ---------------
Environmental -- 0.6%
       135,000  Allied Waste Industries, Inc.*                3,240,000
        98,000  USA Waste Services, Inc.*                     4,838,750
                                                        ---------------
                                                              8,078,750
                                                        ---------------
Financial Services -- 1.2%
        53,000  American Express Co.                          6,042,000
        94,000  AMRESCO, Inc.*                                2,737,750
        16,249  Associates First Capital Corp.
                   Class "A"                                  1,249,142
        47,000  FINOVA Group, Inc. (The)                      2,661,375
        51,000  Travelers Group, Inc.                         3,091,875
                                                        ---------------
                                                             15,782,142
                                                        ---------------
Food Processing -- 0.4%
        10,000  Earthgrains Co. (The)                           558,750
        74,200  Suiza Foods Corp.*                            4,428,812
                                                        ---------------
                                                              4,987,562
                                                        ---------------
Food Wholesalers -- 0.3%
        96,000  Supervalu, Inc.                               4,260,000
                                                        ---------------
Foreign Electronics/Entertainment -- 0.2%
        38,000  Philips Electronics N.V.
                   (N.Y. Shares)                              3,230,000
                                                        ---------------
Foreign Telecommunication -- 0.7%
        84,000  Alcatel Alsthom (ADR)                         3,417,750
        82,000  Nokia Corp. (ADR) Class "A"                   5,950,125
                                                        ---------------
                                                              9,367,875
                                                        ---------------
Furniture/Home Furnishings -- 0.7%
        64,000  Ethan Allen Interiors, Inc.                   3,196,000
       110,000  Furniture Brands International, Inc.*         3,086,875
       132,000  Miller (Herman), Inc.                         3,209,250
                                                        ---------------
                                                              9,492,125
                                                        ---------------
Grocery -- 2.1%
        78,000  Albertson's, Inc.                             4,041,375
        96,000  Kroger Co.*                                   4,116,000
       148,000  Meyer (Fred), Inc.*                           6,290,000
       226,800  Safeway, Inc.*                                9,227,925
        78,000  Whole Foods Market, Inc.*                     4,719,000
                                                        ---------------
                                                             28,394,300
                                                        ---------------
Healthcare Information Systems -- 0.7%
       192,000  HBO & Co.                                     6,768,000
        25,400  Shared Medical Systems Corp.                  1,865,312
                                                        ---------------
                                                              8,633,312
                                                        ---------------
Home Appliance -- 0.8%
        78,000  Black & Decker Corp.                          4,758,000
       117,000  Maytag Corp.                                  5,776,875
                                                        ---------------
                                                             10,534,875
                                                        ---------------
Homebuilding -- 0.5%
        80,000  Centex Corp.                                  3,020,000
       110,000  Lennar Corp.                                  3,245,000
                                                        ---------------
                                                              6,265,000
                                                        ---------------
Hotel/Gaming -- 0.2%
        17,500  Prime Hospitality Corp.*                        305,156
       127,000  Rio Hotel & Casino, Inc.*                     2,397,125
                                                        ---------------
                                                              2,702,281
                                                        ---------------
Household Products -- 0.3%
        47,000  Colgate-Palmolive Co.                         4,136,000
                                                        ---------------
Industrial Services -- 0.6%
        66,000  Apollo Group, Inc. Class "A"*                 2,182,125
        90,000  Robert Half International, Inc.*              5,028,750
        94,000  Superior Energy Sevices, Inc.*                  475,875
                                                        ---------------
                                                              7,686,750
                                                        ---------------
Insurance - Diversified -- 2.1%
        73,000  Ambac Financial Group, Inc.                   4,270,500
       100,000  American Bankers Insurance
                  Group, Inc.                                 6,012,500
         4,000  American General Corp.                          284,750
        34,000  American International Group, Inc.            4,964,000


                       See notes to financial statements.

--------------------------------------------------------------------------------


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                                                                 ---------------

--------------------------------------------------------------------------------

     Shares                                                       Value
-----------------------------------------------------------------------
Insurance - Diversified -- 2.1% (continued)
        40,000  AON Corp.                               $     2,810,000
        18,000  CMAC Investment Corp.                         1,107,000
        48,000  Lincoln National Corp.                        4,386,000
        58,500  Marsh & McLennan Companies, Inc.              3,535,594
                                                        ---------------
                                                             27,370,344
                                                        ---------------
Insurance - Life -- 1.7%
       144,000  AFLAC, Inc.                                   4,365,000
        57,000  Conseco, Inc.                                 2,664,750
        84,000  Equitable Companies, Inc. (The)               6,294,750
        75,000  ReliaStar Financial Corp.                     3,600,000
        45,000  SunAmerica, Inc.                              2,584,688
        70,000  Torchmark Corp.                               3,202,500
                                                        ---------------
                                                             22,711,688
                                                        ---------------
Insurance - Property/Casualty -- 1.3%
        79,500  ACE, Ltd.                                     3,100,500
        70,000  Allstate Corp. (The)                          6,409,375
        44,000  EXEL, Ltd.                                    3,423,750
        44,000  Executive Risk, Inc.                          3,245,000
        20,000  Mercury General Corp.                         1,288,750
                                                        ---------------
                                                             17,467,375
                                                        ---------------
Internet -- 0.1%
        40,000  IDT Corp.*                                    1,202,500
                                                        ---------------
Machinery -- 0.6%
        60,000  Applied Power, Inc. Class "A"                 2,062,500
        74,000  Dover Corp.                                   2,534,500
       100,000  Terex Corp.*                                  2,850,000
                                                        ---------------
                                                              7,447,000
                                                        ---------------
Manufactured Housing/
Recreational Vehicles -- 0.3%
        88,000  Fleetwood Enterprises, Inc.                   3,520,000
                                                        ---------------
Medical Services -- 1.6%
        80,000  Health Management Associates, Inc.
                Class "A"*                                    2,675,000
        92,000  Integrated Health Services, Inc.              3,450,000
        62,000  Lincare Holdings, Inc.*                       2,607,875
        48,000  PacifiCare Health Systems, Inc.
                Class "B"*                                    4,242,000
       115,000  Rexall Sundown, Inc.*                         4,053,750
        20,000  Total Renal Care Holdings, Inc.*                690,000
        70,000  Universal Health Services, Inc.               4,086,250
                Class "B"*                                   21,804,875
                                                        ---------------
Medical Supplies -- 3.0%
        67,000  Allegiance Corp.                              3,433,750
        96,000  Arterial Vascular Engineering, Inc.*          3,432,000
        51,000  Becton, Dickinson & Co.                       3,958,875
        45,000  Cardinal Health, Inc.                         4,218,750
        88,000  McKesson Corp.                                7,150,000
       146,000  Safeskin Corp.*                               6,004,250
        50,000  Sofamor Danek Group, Inc.*                    4,328,125
        72,000  STERIS Corp.*                                 4,578,750
        58,000  VISX, Inc.*                                   3,451,000
                                                        ---------------
                                                             40,555,500
                                                        ---------------
Metal Fabricating -- 0.7%
        55,000  Illinois Tool Works, Inc.                     3,667,813
        89,000  Timken Co.                                    2,742,312
        82,000  Trinity Industries, Inc.                      3,403,000
                                                        ---------------
                                                              9,813,125
                                                        ---------------
Newspaper -- 1.2%
        60,000  Gannett Co., Inc.                             4,263,750
        67,000  New York Times Co. (The) Class "A"            5,309,750
        96,000  News Corp., Ltd. (ADR)                        3,084,000
        54,000  Tribune Co.                                   3,715,875
                                                        ---------------
                                                             16,373,375
                                                        ---------------
Office Equipment & Supplies -- 1.6%
       175,000  Office Depot, Inc.*                           5,523,437
       253,437  Staples, Inc.*                                7,333,833
        50,000  United Stationers, Inc.*                      3,237,500
        55,000  Xerox Corp.                                   5,589,375
                                                        ---------------
                                                             21,684,145
                                                        ---------------
Packaging & Container -- 0.3%
        96,000  Owens-Illinois, Inc.*                         4,296,000
                                                        ---------------
Paper & Forest Products -- 0.6%
        68,000  Bowater, Inc.                                 3,213,000
       200,000  Mail-Well, Inc.*                              4,337,500
                                                        ---------------
                                                              7,550,500
                                                        ---------------
Petroleum - Integrated -- 0.4%
       140,000  USX-Marathon Group                            4,803,750
                                                        ---------------
Precision Instrument -- 0.5%
       120,000  EG & G, Inc.                                  3,600,000
        58,000  Waters Corp.*                                 3,418,375
                                                        ---------------
                                                              7,018,375
                                                        ---------------


                       See notes to financial statements.

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SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

        Shares                                                    Value
-----------------------------------------------------------------------
Publishing -- 0.6%
        40,000  CMG Information Services, Inc.*         $     2,830,000
        55,000  McGraw-Hill Companies, Inc.                   4,485,937
                                                        ---------------
                                                              7,315,937
                                                        ---------------
Recreation -- 1.4%
        82,000  Action Performance Companies, Inc.*           2,639,375
       112,000  Carnival Corp.                                4,438,000
       166,000  Harley-Davidson, Inc.                         6,432,500
        68,000  Royal Caribbean Cruises, Ltd.                 5,406,000
                                                        ---------------
                                                             18,915,875
                                                        ---------------
Restaurant -- 0.6%
       135,000  Brinker International, Inc.*                  2,598,750
        92,500  CKE Restaurants, Inc.                         3,815,625
       106,000  Landry's Seafood Restaurants, Inc.*           1,917,938
                                                        ---------------
                                                              8,332,313
                                                        ---------------
Retail Building Supply -- 0.4%
       136,000  Lowes Companies, Inc.                         5,516,500
                                                        ---------------
Retail - Special Lines -- 5.3%
        38,000  Barnes & Noble, Inc.*                         1,422,625
       104,000  Bed Bath & Beyond, Inc.*                      5,388,500
       200,000  Best Buy Co., Inc.*                           7,225,000
        96,000  Borders Group, Inc.*                          3,552,000
        82,000  Circuit City Stores-Circuit City Group        3,843,750
       100,500  Dollar Tree Stores, Inc.*                     4,082,813
       105,000  Gap, Inc.                                     6,470,625
       107,000  General Nutrition Companies, Inc.*            3,330,375
       107,000  Goody's Family Clothing, Inc.*                5,871,625
       100,000  Michaels Stores, Inc.*                        3,528,125
        45,000  Payless ShoeSource, Inc.*                     3,315,937
       165,400  Pier 1 Imports, Inc.                          3,948,925
       100,000  Ross Stores Inc.                              4,300,000
       180,000  Sunglass Hut International, Inc.*             1,991,250
       334,000  TJX Companies, Inc.                           8,057,750
        70,000  Tandy Corp.                                   3,714,375
        28,000  Williams-Sonoma, Inc.*                          890,750
                                                        ---------------
                                                             70,934,425
                                                        ---------------
Retail Store -- 4.1%
       104,000  Costco Companies, Inc.*                       6,558,500
       144,000  Dayton Hudson Corp.                           6,984,000
       118,496  Dollar General Corp.                          4,687,998
       300,000  Family Dollar Stores, Inc.                    5,550,000
        66,000  Federated Department Stores, Inc.*            3,551,625
       212,000  Kmart Corp.*                                  4,081,000
       174,000  Kohl's Corp.*                                 9,026,250
        70,000  Proffitt's, Inc.*                             2,826,250
        34,000  Stage Stores, Inc.*                           1,538,500
       150,000  Wal-Mart Stores, Inc.                         9,112,500
                                                        ---------------
                                                             53,916,623
                                                        ---------------
Semiconductor -- 0.7%
       101,000  PMC-Sierra, Inc.*                             4,734,375
       132,000  Vitesse Semiconductor Corp.*                  4,075,500
                                                        ---------------
                                                              8,809,875
                                                        ---------------
Shoe -- 0.2%
       119,250  Wolverine World Wide, Inc.                    2,586,234
                                                        ---------------
Telecommunications Equipment -- 1.1%
       150,000  General Instrument Corp.*                     4,078,125
        69,000  Level One Communications, Inc.*               1,621,500
        46,000  Loral Space & Communications, Ltd.*           1,299,500
        84,000  Tekelec *                                     3,759,000
        56,000  Tellabs, Inc.*                                4,011,000
                                                        ---------------
                                                             14,769,125
                                                        ---------------
Telecommunication Services -- 3.1%
        88,000  AirTouch Communications, Inc.*                5,142,500
        82,000  BellSouth Corp.                               5,504,250
        87,000  Century Telephone Enterprises, Inc.           3,991,125
       104,000  Cincinnati Bell, Inc.                         2,977,000
        94,000  ICG Communications, Inc.*                     3,436,875
        88,000  Intermedia Communications, Inc.*              3,690,500
       110,000  MediaOne Group, Inc.*                         4,833,125
        56,000  Pacific Gateway Exchange, Inc.*               2,243,500
       180,000  SkyTel Communications, Inc.*                  4,213,125
         3,004  U.S. West, Inc.                                 141,188
       128,000  WinStar Communications, Inc.*                 5,496,000
                                                        ---------------
                                                             41,669,188
                                                        ---------------
Tobacco -- 0.2%
        57,000  Philip Morris Companies, Inc.                 2,244,375
                                                        ---------------
Toiletries/Cosmetics -- 0.1%
        22,000  Avon Products, Inc.                           1,705,000
                                                        ---------------
TOTAL COMMON STOCKS
(Cost $775,829,588)                                       1,047,893,555
                                                        ---------------


                       See notes to financial statements.

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    Principal
      Amount                                                      Value
-----------------------------------------------------------------------

-----------------------------------
  U.S. TREASURY OBLIGATIONS -- 5.7%
-----------------------------------

$   50,000,000  U.S. Treasury Notes
                   6 1/2%, due 5/31/02                   $   51,630,500
    20,000,000  U.S. Treasury Bonds
                   7 1/4%, due 8/15/22                       23,932,800
                                                         --------------

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $69,559,877)                                           75,563,300
                                                         --------------

---------------------------------------------
  U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.1%
---------------------------------------------
    15,000,000  Federal Home Loan Banks
                   5.625%, due 3/19/01                       14,974,200
    17,000,000  Federal Home Loan Banks
                   5.40%, due 1/15/03                        16,807,390
    19,000,000  Federal Home Loan Mortgage Corp.
                   5.75%, due 7/15/03                        19,023,940
    10,000,000  Federal National Mortgage Association
                   5.75%, due 6/15/05                        10,005,300
     6,740,000  Federal National Mortgage Association
                   6.850%, due 8/22/05                        7,164,553
    27,000,000  Federal Home Loan Mortgage Corp.
                   7.10%, due 4/10/07                        29,306,610
    13,000,000  Federal National Mortgage Association
                   6.50%, due 7/16/07                        13,595,660
    10,000,000  Federal National Mortgage
                   Association D.U.S. Pool #380188
                   6.450%, due 4/25/08                       10,184,375
    14,000,000  Federal Home Loan Corp.
                   5 3/4%, 4/15/08                           13,947,780
                                                         --------------

TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS
(Cost $133,616,548)                                         135,009,808
                                                         --------------
---------------------------------
  CORPORATE BONDS & NOTES -- 1.8%
---------------------------------
Bank -- 0.7%
    10,000,000  International Bank for
                   Reconstruction & Development
                   Global Bonds 6.375%, due 5/24/01          10,173,700
                                                         --------------
Chemical -- Diversified -- 0.4%
     5,000,000  Goodrich (B.F.) Co. (The) Notes
                   6.45%, due 4/15/08                         5,044,650
                                                         --------------
Telecommunication Services -- 0.7%
     5,000,000  AirTouch Communications, Inc.
                   Notes 6.65%, due 5/1/08                    5,066,100
     4,000,000  MCI Communications Corp. Sr.
                   Notes 6.50%, due 4/15/10                   3,982,960
                                                         --------------
                                                              9,049,060
                                                         --------------
TOTAL CORPORATE BONDS & NOTES
(Cost $24,155,146)                                           24,267,410
                                                         --------------
TOTAL INVESTMENT SECURITIES -- 96.3%
(Cost $1,003,161,159)                                     1,282,734,073
                                                         --------------
--------------------------------
  SHORT-TERM INVESTMENTS -- 3.9%
--------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.9%
    25,000,000  Federal Home Loan Mortgage Corp.
                   Discount Notes 5.46%,
                   due 7/14/98                               24,950,708
                                                         --------------
REPURCHASE AGREEMENTS -- 2.0%
   (includes accrued interest)
    26,900,000  Collateralized by $27,065,000
                   U.S. Treasury Notes 5 7/8%,
                   due 11/30/01, with a value
                   of $27,452,680 (with Morgan
                   Stanley & Co., 5.72%,
                   dated 6/30/98, due 7/1/98,
                   delivery value of $26,904,274)            26,904,274
                                                         --------------

TOTAL SHORT-TERM INVESTMENTS
(Cost $51,854,982)                                           51,854,982
                                                         --------------
EXCESS OF LIABILITIES OVER CASH AND
RECEIVABLES -- (-0.2%)                                       (2,096,856)
                                                         --------------
NET ASSETS -- 100.0%                                     $1,332,492,199
                                                         ==============
NET ASSET VALUE PER
OUTSTANDING SHARE
 ($1,332,492,199 / 52,198,028
  shares outstanding)                                    $        25.53
                                                         ==============

* Non-income producing.


                       See notes to financial statements.

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-------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

ASSETS
   Investment in securities, at value
    (cost $1,003,161,159)                                         $1,282,734,073
   Short-term investments (cost $51,854,982)                          51,854,982
   Cash                                                                   16,355
   Receivable for securities sold                                      2,487,187
   Interest and dividends receivable                                   3,610,328
   Receivable for trust shares sold                                      157,463
                                                                  --------------
     TOTAL ASSETS                                                  1,340,860,388
                                                                  --------------
LIABILITIES
   Payable for securities purchased                                    6,266,646
   Payable for trust shares repurchased                                1,346,552
   Accrued expenses:
    Advisory fee                                                         532,230
    GIAC administrative service fee                                      162,000
    Other                                                                 60,761
                                                                  --------------
     TOTAL LIABILITIES                                                 8,368,189
                                                                  --------------
NET ASSETS                                                        $1,332,492,199
                                                                  ==============
NET ASSETS CONSIST OF:
   Capital stock, at $0.01 par value
    (authorized unlimited, outstanding
    52,198,028 shares)                                            $      521,980
   Additional paid-in capital                                        830,590,010
   Undistributed net investment income                                44,516,145
   Undistributed net realized gain on investments                    177,291,150
   Net unrealized appreciation of investments                        279,572,914
                                                                  --------------
NET ASSETS                                                        $1,332,492,199
                                                                  ==============
NET ASSET VALUE PER
OUTSTANDING SHARE
   ($1,332,492,199 / 52,198,028
   shares outstanding)                                            $        25.53
                                                                  ==============

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1998 (Unaudited)

Investment Income:
 Interest                                                         $   9,813,959
 Dividends (Net of foreign withholding
   tax of $18,424)                                                    3,286,846
                                                                  -------------
  Total Income                                                       13,100,805
                                                                  -------------
Expenses:
 Investment advisory fee                                              3,145,711
 GIAC administrative service fee                                        362,251
 Custodian fees                                                          83,355
 Audit and legal fees                                                    21,398
 Insurance and dues                                                      18,295
 Trustees' fees and expenses                                              8,155
 Printing and stationary                                                  1,213
 Taxes and other                                                            307
                                                                  -------------
   Total Expenses Before Custody Credits                              3,640,685
   Less: Custody credits                                                 (7,966)
                                                                  -------------
   Net Expenses                                                       3,632,719
                                                                  -------------
Net Investment Income                                                 9,468,086
                                                                  -------------
Net Realized and Unrealized Gain on
 Investments
 Net realized gain                                                   75,859,225
 Net change in unrealized appreciation                               94,988,571
                                                                  -------------
Net Realized Gain and Change in Net
 Unrealized Appreciation on Investments                             170,847,796
                                                                  -------------
Net Increase in Net Assets from Operations                        $ 180,315,882
                                                                  =============


                       See notes to financial statements.
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STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 1998 (Unaudited) and for the Year Ended December 31, 1997

                                                                      Six Months              Year
                                                                           Ended             Ended
                                                                   June 30, 1998      December 31,
                                                                     (Unaudited)              1997
                                                                 ---------------   ---------------
Operations:
    Net investment income                                        $     9,468,086   $    35,186,725
    Net realized gain on investments                                  75,859,225       101,703,718
    Change in net unrealized appreciation                             94,988,571        30,109,960
                                                                 ---------------   ---------------
    Net increase in net assets from operations                       180,315,882       167,000,403
                                                                 ---------------   ---------------

Distributions to Shareholders:
    Net investment income                                                     --       (26,826,322)
    Net realized gain from investment transactions                            --      (122,913,330)
                                                                 ---------------   ---------------
    Total distributions                                                       --      (149,739,652)
                                                                 ---------------   ---------------

Trust Share Transactions:
    Proceeds from sale of shares                                      43,658,815        69,411,109
    Proceeds from reinvestment of distributions to shareholders               --       149,739,652
    Cost of shares repurchased                                       (88,071,945)     (112,606,824)
                                                                 ---------------   ---------------
    (Decrease) Increase from Trust share transactions                (44,413,130)      106,543,937
                                                                 ---------------   ---------------

Total Increase in Net Assets                                         135,902,752       123,804,688

Net Assets:
    Beginning of period                                            1,196,589,447     1,072,784,759
                                                                 ---------------   ---------------
    End of period                                                $ 1,332,492,199   $ 1,196,589,447
                                                                 ===============   ===============

Undistributed Net Investment Income, at End of Period            $    44,516,145   $    35,048,059
                                                                 ===============   ===============


                       See notes to financial statements.

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-------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

------------------------------------
1 -- Significant Accounting Policies
------------------------------------

      Value Line Strategic Asset Management Trust (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Trust will attempt to acheive its objective by following an assets allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Trust among equity, debt and money market securities as the models indicate and its investment adviser, Value Line, Inc. (the "Adviser"), deems appropriate.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contigent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) Security Valuation.

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative bid and asked prices.

      The Board of Trustees has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

      Short-term instruments with maturities of 60 days or less are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Trustees may determine in good faith.

(B) Repurchase Agreements.

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under


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NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes.

      It is the Trust's policy to qualify under, and comply with, the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholder. Therefore, no federal income tax provision is required.

(D) Dividends and Distributions.

      It is the Trust's policy to distribute to its shareholder, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Trust, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Trust at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Trustees.

(E) Amortization.

      Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments.

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

----------------------------------------
2 -- Trust Share Transactions, Dividends
     and Distributions
----------------------------------------

      Shares of the Trust are available to the public only through the purchase of certain contracts issued by The Guardian Insurance & Annuity Company, Inc.
(GIAC). Transactions in shares of beneficial interest in the Trust were as follows:

                                              Six Months Ended      Year Ended
                                                  June 30,         December 31,
                                              1998 (Unaudited)         1997
                                              ----------------     ------------
Shares sold                                        1,806,353         3,117,519
Shares issued to shareholder
 in reinvestment of dividends
 and distributions                                        --         7,049,889
                                                ------------        ----------
                                                   1,806,353        10,167,408
Shares repurchased                                 3,677,649         5,083,552
                                                ------------        ----------
Net (decrease) increase                           (1,871,296)        5,083,856
                                                ============        ==========

Dividends per share from
 net investment income                          $         --        $      .55
                                                ============        ==========
Distributions per share from
 net realized gains                             $         --        $     2.52
                                                ============        ==========


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NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

--------------------------------------
3 -- Purchases and Sales of Securities
--------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                      Six Months Ended
                                                          June 30,
                                                            1998
                                                         (Unaudited)
                                                      ----------------
PURCHASES:
 U.S. Treasury and Government
  Agency Obligations                                    $111,576,556
 Other Investment Securities                             606,663,518
                                                        ------------
                                                        $718,240,074
                                                        ============

SALES & MATURITIES:
 U.S. Treasury and Government
  Agency Obligations                                    $374,078,721
 Other Investment Securities                             383,661,991
                                                        ------------
                                                        $757,740,712
                                                        ============

      At June 30, 1998, the aggregate cost of investment securities and short-term investments for federal income tax purposes was $1,055,016,141. The aggregate appreciation and depreciation of investments at June 30, 1998, based on a comparison of investment values and their costs for federal income tax purposes was $293,561,334 and $13,988,420, respectively, resulting in a net appreciation of $279,572,914.

---------------------------------------------
4 -- Investment Advisory Contract, Management
     Fees and Transactions with Affiliates
---------------------------------------------

      An advisory fee of $3,145,711 was paid or payable to the Adviser, for the period ended June 30, 1998. This was computed at the rate of 1/2 of 1% of the average daily net assets of the Trust during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trust's Board of Trustees, to act as officers and employees of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses.

      Certain officers and directors of the Adviser and Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), and of GIAC are also officers and Trustees of the Trust. A former officer of GIAC who is also a trustee of the Trust was paid a fee of $792 by the Trust for the six months ended June 30, 1998. During the period ended June 30, 1998, the Trust paid brokerage commissions totalling $430,869 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Trust has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contractowner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the period ended June 30, 1998, the Trust incurred expenses of $362,251 in connection with such services rendered by GIAC.


--------------------------------------------------------------------------------

                                                                 ---------------
                                                                   Value Line
                                                                 Strategic Asset
                                                                   Management
                                                                 ---------------
                                                                       10
                                                                 ---------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:

                                           Six Months
                                              Ended                               Years Ended December 31,
                                          June 30, 1998     ---------------------------------------------------------------------
                                           (Unaudited)         1997             1996            1995         1994         1993
                                           ----------       ----------       ----------       ---------    ---------    ---------
Net asset value, beginning of period       $    22.13       $    21.90       $    20.27       $   16.13    $   17.01    $   15.94
                                                            ----------       ----------       ---------    ---------    ---------
   Income (loss) from investment
    operations:
   Net investment income                          .20              .65              .53             .39          .26          .27
   Net gains or losses on securities
    (both realized and unrealized)               3.20             2.65             2.56            4.17        (1.09)        1.62
                                           ----------       ----------       ----------       ---------    ---------    ---------
   Total from investment operations              3.40             3.30             3.09            4.56         (.83)        1.89
                                           ----------       ----------       ----------       ---------    ---------    ---------

   Less distributions:
    Dividends from net investment income           --             (.55)            (.37)           (.26)        (.01)        (.28)
    Distributions from capital gains               --            (2.52)           (1.09)           (.16)        (.04)        (.54)
                                           ----------       ----------       ----------       ---------    ---------    ---------
    Total distributions                            --            (3.07)           (1.46)           (.42)        (.05)        (.82)
                                           ----------       ----------       ----------       ---------    ---------    ---------
Net asset value, end of period             $    25.53       $    22.13       $    21.90       $   20.27    $   16.13    $   17.01
                                           ==========       ==========       ==========       =========    =========    =========
Total return**                                  15.36%+          15.66%           15.87%          28.54%      -4.88%        11.86%
                                           ==========       ==========       ==========       =========    =========    =========

Ratios/Supplemental Data:
Net assets, end of period (in thousands)   $1,332,492       $1,196,589       $1,072,785       $ 876,509    $ 662,721    $ 615,648
Ratio of operating expenses to average
  net assets                                      .58%*(1)         .59%(1)          .58%(1)         .60%         .60%         .61%
Ratio of net investment income to
  average net assets                             1.50%*           3.08%            2.70%           2.18%        1.65%        1.96%
Portfolio turnover rate                            59%+             58%              71%             63%         100%         110%

(1)   Before offset of custody credits.

** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.
+     Not annualized.
*     Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

-----------
MFS Growth
with Income
  Series
-----------
    11
-----------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

----------------------
COMMON STOCKS -- 92.9%
----------------------

        Shares                                                    Value
-----------------------------------------------------------------------
U.S. Stocks -- 84.9%
   Aerospace -- 4.4%
        26,155  Allied Signal, Inc.                      $    1,160,628
        10,218  General Dynamics Corp.                          475,137
         8,819  Goodrich (B.F.) Co.                             437,643
        15,067  Lockheed Martin Corp.                         1,595,219
        13,809  Raytheon Co., "A"                               795,744
        20,805  United Technologies Corp.                     1,924,462
                                                         --------------
                                                              6,388,833
                                                         --------------
   Agricultural Products -- 0.1%
         3,700  Case Corp.                                      178,525
                                                         --------------
   Airlines -- 0.1%
         1,770  AMR Corp.*                                      147,353
                                                         --------------
   Apparel and Textiles -- 0.3%
         6,986  VF Corp.                                        359,779
                                                         --------------
   Automotive -- 0.8%
         6,700  Federal Mogul Corp.                             452,250
         5,323  Ford Motor Co.                                  314,057
         5,900  TRW, Inc.                                       322,287
                                                         --------------
                                                              1,088,594
                                                         --------------
   Banks and Credit Companies -- 7.0%
         1,077  Bank of New York, Inc.                           65,360
        16,524  Comerica, Inc.                                1,094,715
         9,200  Firstar Corp.                                   349,600
         3,074  Fleet Financial Group, Inc.                     256,679
        16,562  National City Corp.                           1,175,902
         7,226  Northern Trust Corp.                            550,983
        50,777  Norwest Corp.                                 1,897,790
        13,992  State Street Corp.                              972,444
         7,988  SunTrust Banks, Inc.                            649,524
        51,814  US Bancorp                                    2,228,002
        22,237  Washington Mutual, Inc.                         965,920
                                                         --------------
                                                             10,206,919
                                                         --------------
   Building -- 0.7%
        10,741  American Standard Cos., Inc.*                   479,989
        15,097  Sherwin Williams Co.                            500,088
                                                         --------------
                                                                980,077
                                                         --------------
   Business Machines -- 1.7%
        13,754  International Business Machines
                   Corp.                                      1,579,131
         8,235  Xerox Corp.                                     836,882
                                                         --------------
                                                              2,416,013
                                                         --------------
   Business Services -- 1.0%
        15,069  Computer Sciences Corp.                         964,416
         8,815  DST Systems, Inc.*                              493,640
                                                         --------------
                                                              1,458,056
                                                         --------------
   Cellular Telephones -- 0.1%
         2,845  Century Telephone Enterprises, Inc.             130,514
                                                         --------------
   Chemicals -- 2.2%
        55,546  Air Products & Chemicals, Inc.                2,221,840
         4,319  DuPont (E.I.) de Nemours & Co., Inc.            322,305
        15,272  Praxair, Inc.                                   714,921
                                                         --------------
                                                              3,259,066
                                                         --------------
   Computer Software - Personal Computers -- 1.6%
         9,068  Compaq Computer Corp.                           257,304
        18,672  Microsoft Corp.*                              2,023,578
                                                         --------------
                                                              2,280,882
                                                         --------------
   Computer Software - Systems -- 1.6%
         7,172  BMC Software, Inc.*                             372,496
        26,278  Computer Associates
                   International, Inc.                        1,460,071
        20,274  Oracle Corp.*                                   497,980
                                                         --------------
                                                              2,330,547
                                                         --------------
   Consumer Goods and Services -- 8.0%
        19,994  Black & Decker Corp.                          1,219,634
         4,751  Clorox Co.                                      453,127
        18,312  Colgate-Palmolive Co.                         1,611,456
        28,434  Gillette Co.                                  1,611,852
        35,219  Kimberly-Clark Corp.                          1,615,672
        29,909  Philip Morris Cos., Inc.                      1,177,667
        11,903  Procter & Gamble Co.                          1,083,917
        26,861  Service Corp. International                   1,151,665
        27,847  Tyco International Ltd.                       1,754,361
                                                         --------------
                                                             11,679,351
                                                         --------------
   Electrical Equipment -- 2.7%
         9,566  Cooper Industries, Inc.                         525,532
        22,911  General Electric Co.                          2,084,901
         6,056  Honeywell, Inc.                               1,341,680
                                                         --------------
                                                              3,952,113
                                                         --------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                     -----------
                                                                     MFS Growth
                                                                     with Income
                                                                       Series
                                                                     -----------
                                                                         11
                                                                     -----------

--------------------------------------------------------------------------------

        Shares                                                    Value
-----------------------------------------------------------------------
   Entertainment -- 0.6%
         3,540  CBS Corp.                                $      112,395
         5,500  Time Warner, Inc.                               469,906
         5,670  Viacom, Inc., "B"*                              330,278
                                                         --------------
                                                                912,579
                                                         --------------
   Financial Institutions -- 4.1%
         5,610  Associates First Capital Corp., "A"             431,269
        14,037  Beneficial Corp.                              2,150,293
        14,801  CIT Group, Inc., "A"                            555,037
        19,678  Federal Home Loan Mortgage Corp.                926,096
         8,591  Heller Financial, Inc., "A"*                    257,730
         8,380  Household International, Inc.                   416,905
         6,413  Merrill Lynch & Co., Inc.                       591,599
         7,541  Morgan Stanley, Dean Witter & Co.               689,059
           525  Waddell & Reed Financial, Inc., "A"              12,567
                                                         --------------
                                                              6,030,555
                                                         --------------
   Food and Beverage Products -- 3.6%
        13,282  Ace Ltd.                                        517,998
        18,755  Archer-Daniels-Midland Co.                      363,378
        13,900  Bestfoods Co.                                   807,069
         3,412  Coca-Cola Co.                                   291,726
           850  Corn Products International, Inc.*               28,794
         3,435  General Mills, Inc.                             234,868
         4,651  Hershey Foods Corp.                             320,919
        13,568  Interstate Bakeries Corp.                       450,288
         5,585  McCormick & Co., Inc.                           199,489
         8,000  Nabisco Holdings Corp., "A"                     288,500
        14,194  Ralston Purina Co.                            1,658,037
                                                         --------------
                                                              5,161,066
                                                         --------------
   Insurance -- 9.1%
        18,265  Allstate Corp.                                1,672,389
        23,560  Chubb Corp.                                   1,893,635
        21,158  CIGNA Corp.                                   1,459,902
         2,183  Conseco, Inc.                                   102,055
        17,670  Hartford Financial Services
                   Group, Inc.                                2,021,006
        11,357  Lincoln National Corp.                        1,037,746
         5,211  MBIA, Inc.                                      390,174
        10,517  Progressive Corp.                             1,482,897
        32,308  Torchmark Corp.                               1,478,091
         7,798  Transamerica Corp.                              897,745
        13,376  Travelers Group, Inc.                           810,920
                                                         --------------
                                                             13,246,560
                                                         --------------
   Machinery -- 0.6%
         9,300  Eaton Corp.                                     723,075
         4,761  York International Corp.                        207,401
                                                         --------------
                                                                930,476
                                                         --------------
   Medical and Health Products -- 8.1%
        40,146  American Home Products Corp.                  2,077,555
        31,811  Bristol-Myers Squibb Co.                      3,656,277
        15,893  Johnson & Johnson                             1,172,109
         7,171  McKesson Corp.                                  582,644
         2,579  Merck & Co., Inc.                               344,941
        14,395  Pfizer, Inc.                                  1,564,557
        11,700  Pharmacia & Upjohn, Inc.                        539,662
         1,865  Schering Plough Corp.                           170,881
        24,041  Warner-Lambert Co.                            1,667,844
                                                         --------------
                                                             11,776,470
                                                         --------------
   Medical and Health Technology and Services -- 3.4%
        35,725  Columbia/HCA Healthcare Corp.                 1,040,491
           100  Fresenius National Medical Care, Inc.*                6
        37,995  HEALTHSOUTH Corp.*                            1,013,992
         6,724  Medtronic, Inc.                                 428,655
        29,935  Tenet Healthcare Corp.*                         935,469
        24,975  United Healthcare Corp.                       1,585,912
                                                         --------------
                                                              5,004,525
                                                         --------------
   Metals and Minerals -- 0.2%
         4,671  Phelps Dodge Corp.                              267,123
                                                         --------------
   Oils -- 3.8%
         3,390  Chevron Corp.                                   281,582
        32,177  Exxon Corp.                                   2,294,622
        14,351  Mobil Corp.                                   1,099,645
        19,189  Texaco, Inc.                                  1,145,344
        20,539  USX-Marathon Group                              704,744
                                                         --------------
                                                              5,525,937
                                                         --------------
   Photographic Products -- 0.0%
           600  Eastman Kodak Co.                                43,838
                                                         --------------
   Pollution Control -- 0.8%
         4,744  Browning Ferris Industries, Inc.                164,854
        28,555  Waste Management, Inc.                          999,425
                                                         --------------
                                                              1,164,279
                                                         --------------
   Printing and Publishing -- 1.6%
        19,039  Gannett Co., Inc.                             1,352,959

                       See notes to financial statements.

--------------------------------------------------------------------------------

-----------
MFS Growth
with Income
  Series
-----------
    11
-----------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

SCHEDULE OF INVESTMENTS (continued)
June 30, 1998 (Unaudited)

        Shares                                                    Value
-----------------------------------------------------------------------
        14,871  Tribune Co.                              $    1,023,311
                                                         --------------
                                                              2,376,270
                                                         --------------
   Railroads -- 1.0%
        12,161  Burlington Northern
                   Santa Fe Railway Co.                       1,194,058
         4,749  CSX Corp.                                       216,080
                                                         --------------
                                                              1,410,138
                                                         --------------
   Restaurants and Lodging -- 0.6%
         9,148  Cendant Corp.*                                  190,964
         9,170  McDonalds Corp.                                 632,730
                                                         --------------
                                                                823,694
                                                         --------------
   Stores -- 5.9%
        19,356  CVS Corp.                                       753,674
        11,738  Home Depot, Inc.                                974,988
         5,343  Liz Claiborne, Inc.                             279,172
        11,555  Nordstrom, Inc.                                 892,624
         9,776  Office Depot, Inc.*                             308,555
        23,859  Penney (J.C.), Inc.                           1,725,304
        35,927  Rite Aid Corp.                                1,349,508
        25,910  Sears, Roebuck & Co.                          1,582,129
        11,572  Wal-Mart Stores, Inc.                           702,999
                                                         --------------
                                                              8,568,953
                                                         --------------
   Supermarkets -- 1.3%
        10,842  Kroger Co.*                                     464,851
           500  Meyer (Fred), Inc.                               21,250
        34,390  Safeway, Inc.*                                1,399,243
                                                         --------------
                                                              1,885,344
                                                         --------------
   Telecommunications -- 3.1%
         3,843  AirTouch Communications, Inc.*                  224,575
        11,600  Alltel Corp.                                    539,400
         9,436  Cincinnati Bell, Inc.                           270,106
         4,619  Cisco Systems, Inc.*                            425,237
         4,823  Lucent Technologies, Inc.                       401,213
        16,786  MCI Communications Corp.                        975,686
        17,314  Sprint Corp.                                  1,220,637
         9,000  WorldCom, Inc.*                                 435,938
                                                         --------------
                                                              4,492,792
                                                         --------------
   Utilities - Electric -- 2.1%
         3,659  Carolina Power & Light Co.                      158,709
        12,742  Cinergy Corp.                                   445,970
         8,680  CMS Energy Corp.                                381,920
         7,119  FPL Group, Inc.                                 448,497
         5,549  Illinova Corp.                                  166,470
         3,362  New Century Energies, Inc.                      152,761
         5,975  Pinnacle West Capital Corp.                     268,875
        14,357  Texas Utilities Co.                             597,610
         8,849  Unicom Corp.                                    310,268
         5,240  Wisconsin Energy Corp.                          159,165
                                                         --------------
                                                              3,090,245
                                                         --------------
   Utilities - Gas -- 0.9%
        12,415  Columbia Gas System, Inc.                       690,556
        12,645  KN Energy, Inc.                                 685,201
                                                         --------------
                                                              1,375,757
                                                         --------------
   Utilities - Telephone -- 1.8%
         5,390  Bell Atlantic Corp.                             245,919
         8,462  BellSouth Corp.                                 568,012
        19,884  GTE Corp.                                     1,106,047
        18,270  SBC Communications, Inc.                        730,800
                                                         --------------
                                                              2,650,778
                                                         --------------
Total U.S. Stocks                                        $  123,594,001
                                                         --------------
Foreign Stocks -- 8.0%
   Bermuda -- 0.7%
        12,656  Exel Ltd. (Insurance)                           984,795
                                                         --------------
   Canada -- 0.7%
        18,121  Canadian National Railway Co.
                   (Railroads)                                  962,678
                                                         --------------
   France -- 0.9%
        23,365  Alcatel Alsthom Compagnie, ADR
                  (Telecommunications)                          950,663
         2,471  Sanofi S.A. (Medical and
                   Health Products)                             290,178
                                                         --------------
                                                              1,240,841
                                                         --------------
   Germany -- 0.5%
         7,205  Henkel KGAA (Chemicals)                         711,925
                                                         --------------
   Japan -- 0.5%
        14,880  AFLAC, Inc. (Insurance)                         451,050
         3,000  Sony Corp. (Electronics)                        259,463
                                                         --------------
                                                                710,513
                                                         --------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                     -----------
                                                                     MFS Growth
                                                                     with Income
                                                                       Series
                                                                     -----------
                                                                         11
                                                                     -----------

        Shares                                                    Value
-----------------------------------------------------------------------
   Netherlands -- 1.2%
         4,836  Akzo Nobel N.V. (Chemicals)              $    1,073,822
         8,187  Ing Groep N V, ADR
                   (Financial Services)                         535,225
         2,600  Ing Groep N.V. (Financial
                   Services)*                                   170,057
                                                         --------------
                                                              1,779,104
                                                         --------------
   Sweden -- 0.8%
           280  Mandamus Fastighet (Real Estate
                   Investment Trust)*                             1,753
         2,026  Securitas AB (Security Services)                 99,080
        63,300  Skandia Forsakrings AB (Insurance)              903,719
         6,770  Sparbanken Sverige AB, "A"
                   (Banks and Credit Cos.)                      203,482
                                                         --------------
                                                              1,208,034
                                                         --------------
   Switzerland -- 0.7%
           275  Nestle AG, Registered Shares
                   (Food and Beverage Products)                 588,819
           283  Novartis AG (Pharmaceuticals)                   471,169
                                                         --------------
                                                              1,059,988
                                                         --------------
   United Kingdom -- 2.0%
        23,504  British Petroleum PLC, ADR (Oils)             2,074,228
        22,377  Lloyds TSB Group PLC
                   (Banks and Credit Cos.)*                     312,969
        32,392  PowerGen PLC
                   (Utilities -- Electric)*                     447,368
                                                         --------------
                                                              2,834,565
                                                         --------------
Total Foreign Stocks                                         11,492,443
                                                         --------------
Total Stocks (Identified Cost, $119,597,588)             $  135,086,444
                                                         --------------

-----------------------
Preferred Stock -- 0.0%
-----------------------

   Consumer Goods and Services
           200  Newell Financial Trust Co.##*
                   (Identified Cost, 11,325)                     11,550
                                                         --------------

-----------------------------------
Convertible Preferred Stock -- 0.4%
-----------------------------------

   Consumer Goods and Services -- 0.2%
         4,398  Newell Financial Trust Co., 5.25%*       $      253,984
                                                         --------------
   Utilities - Electric -- 0.2%
         4,265  Houston Industries, Inc., 7%                    317,742
                                                         --------------
Total Convertible Preferred Stock (Identified
 Cost, $472,791)                                                571,726
                                                         --------------

------------------------------
Short-Term Obligations -- 5.8%
------------------------------

   Principal
    Amount
 (000 Omitted)                                                   Value
----------------------------------------------------------------------
$        4,870  Federal Home Loan Mortgage
                   Corp., due 7/01/98                    $   4,870,000
         3,600  Federal National Mortgage Assn.,
                   due 7/06/98                               3,597,285
                                                         --------------
Total Short-Term Obligations, at
 Amortized Cost                                              8,467,285
                                                         --------------
Total Investments (Identified Cost,
 $128,548,989)                                             144,137,005

Other Assets, Less Liabilities -- 0.9%                       1,349,529
                                                         --------------

NET ASSETS -- 100.0%                                     $ 145,486,534
                                                         =============

*   Non-income producing security.
##  SEC Rule 144A restriction.

                       See notes to financial statements.

--------------------------------------------------------------------------------

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MFS Growth
with Income
  Series
-----------
    11
-----------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

ASSETS:
   Investments, at value
     (identified cost, $128,548,989)                               $144,137,005
   Cash                                                                   4,459
   Receivable for investments sold                                      683,691
   Receivable for Series shares sold                                  3,128,053
   Dividends receivable                                                 181,991
   Deferred organization expenses                                         4,169
   Other assets                                                             458
                                                                   ------------
     TOTAL ASSETS                                                  $ 48,139,826
                                                                   ------------
LIABILITIES:
   Payable for investments purchased                               $  2,388,876
   Payable for Series shares reacquired                                 251,735
   Payable to affiliates --
     Management fee                                                       8,798
     Shareholder servicing agent fee                                        411
     Administrative fee                                                     180
   Accrued expenses and other liabilities                                 3,292
                                                                   ------------
     TOTAL LIABILITIES                                             $  2,653,292
                                                                   ------------
NET ASSETS                                                         $145,486,534
                                                                   ============
NET ASSETS consist of:
   Paid-in capital                                                 $127,634,780
   Unrealized appreciation on investments and
     translation of assets and liabilities in
     foreign currencies                                              15,588,053
   Accumulated undistributed net realized gain
     on investments and foreign currency
     transactions                                                     1,883,700
   Accumulated undistributed net investment
     income                                                             380,001
                                                                   ------------
     TOTAL                                                         $145,486,534
                                                                   ============

SHARES OF BENEFICIAL
INTEREST OUTSTANDING                                                  7,620,796
                                                                   ============

NET ASSET VALUE PER SHARE
   (net assets/shares of beneficial interest
   outstanding)                                                    $      19.09
                                                                   ============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED
June 30, 1998 (Unaudited)

NET INVESTMENT INCOME:

Income:
   Dividends                                                       $    708,005
   Interest                                                             161,099
   Foreign taxes withheld                                                (9,976)
                                                                   ------------
     Total Investment Income                                       $    859,128
                                                                   ============

Expenses:
   Management fee                                                  $    359,345
   Trustees' compensation                                                 1,017
   Shareholder servicing agent fee                                       16,825
   Administrative fee                                                     7,171
   Printing                                                              31,831
   Custodian fee                                                         19,993
   Auditing fees                                                         10,350
   Amortization of organization expenses                                    918
   Miscellaneous                                                         11,490
                                                                   ------------
     Total Expenses                                                $    458,940
   Fees paid indirectly                                                  (1,236)
   Preliminary reimbursement of expense to
     investment adviser                                                  21,423
                                                                   ------------
     Net Expenses                                                  $    479,127
                                                                   ------------
Net Investment Income                                              $    380,001
                                                                   ------------

Realized and Unrealized Gain (Loss) on
  Investments:
   Realized gain (loss) (identified
    cost basis):
     Investment transactions                                       $  2,041,914
     Foreign currency transactions                                       (2,071)
                                                                   ------------
Net Realized Gain on Investments and
  Foreign Currency Transactions                                    $  2,039,843
   Change in unrealized appreciation:
     Investments                                                   $ 10,323,099
     Translation of assets and liabilities in
       foreign currencies                                                   102
                                                                   ------------
Net Unrealized Gain on Investments and
  Foreign Currency Translation                                     $ 10,323,201
                                                                   ------------
Net Realized and Unrealized Gain on
  Investments and Foreign Currency                                 $ 12,363,044
                                                                   ------------
Increase in Net Assets from Operations                             $ 12,743,045
                                                                   ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

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                                                                     MFS Growth
                                                                     with Income
                                                                       Series
                                                                     -----------
                                                                         11
                                                                     -----------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                       Six Months     Year Ended
                                                            Ended   December 31,
                                                    June 30, 1998           1997
                                                      (Unaudited)      (Audited)
                                                    -------------   ------------
Increase (decrease) in net assets:
From Operations:
  Net investment income                              $    380,001  $    234,505
  Net realized gain on investments and
    foreign currency transactions                       2,039,843       962,798
  Net unrealized gain on investments and
    foreign currency translation                       10,323,201     4,430,038
                                                     ------------  ------------
  Increase in net assets from operations             $ 12,743,045  $  5,627,341
                                                     ------------  ------------

Distributions declared to Shareholders:
  From net investment income                         $         --  $   (236,004)
  From net realized gain on investments and
    foreign currency transactions                              --      (962,798)
  In excess of net investment income                           --          (501)
  In excess of net realized gain on investments
    and foreign currency transactions                          --      (143,538)
                                                     ------------  ------------
  Total distributions declared to shareholders       $         --  $ (1,342,841)
                                                     ------------  ------------

Net Increase in Net Assets from Series Share
  Transactions                                       $ 74,698,419  $ 44,586,457
                                                     ------------  ------------
  Total increase in net assets                       $ 87,441,464  $ 48,870,957

Net Assets:
  At beginning of period                               58,045,070     9,174,113
                                                     ------------  ------------
  At end of period (including accumulated
    undistributed net investment income
    of $380,001 and $0, respectively)                $145,486,534  $ 58,045,070
                                                     ============  ============

                       See notes to financial statements.

--------------------------------------------------------------------------------


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

-----------
MFS Growth
with Income
  Series
-----------
    11
-----------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

------------------------------
1 -- Business and Organization
------------------------------

      MFS Growth with Income Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is comprised of the following 13 series: MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Governments Series. The Series is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1998, there were 37 shareholders in the Series.

------------------------------------
2 -- Significant Accounting Policies
------------------------------------

General

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations

      Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation

      Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of

--------------------------------------------------------------------------------

                                                                     -----------
                                                                     MFS Growth
                                                                     with Income
                                                                       Series
                                                                     -----------
                                                                         11
                                                                     -----------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 1998 (Unaudited)

both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses

      Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts

      The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income

      Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly

      The Series' custody fee is calculated as a percentage of the Series' month-end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions

      The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

--------------------------------------------------------------------------------

-----------
MFS Growth
with Income
  Series
-----------
    11
-----------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 1998 (Unaudited)

      Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

---------------------------------
3 -- Transactions with Affiliates
---------------------------------

Investment Adviser

      The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1998, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $63,790.

      The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator

      The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

       First $1 billion                  0.0150%
       Next $1 billion                   0.0125%
       Next $1 billion                   0.0100%
       In excess of $3 billion           0.0000%

Shareholder Servicing Agent

      MFSC, a wholly-owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

-------------------------
4 -- Portfolio Securities
-------------------------

      Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $87,657,731, and $16,414,592, respectively.

      The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                  $128,548,989
                                                ------------
Gross unrealized appreciation                   $ 16,820,296
Gross unrealized depreciation                     (1,232,280)
                                                ------------
  Net unrealized appreciation                   $ 15,588,016
                                                ------------

--------------------------------------------------------------------------------

                                                                     -----------
                                                                     MFS Growth
                                                                     with Income
                                                                       Series
                                                                     -----------
                                                                         11
                                                                     -----------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 1998 (Unaudited)

----------------------------------
5 -- Shares of Beneficial Interest
----------------------------------

      The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                             Six Months Ended                 Year Ended
                                 6/30/98                       12/31/97
                         ------------------------      ------------------------
                           Shares       Amount           Shares       Amount
                         ---------   ------------      ---------   ------------
Shares sold              4,712,988   $ 86,057,038      3,352,466   $ 52,088,636
Shares issued to
 shareholders in
 reinvestment of
 distributions                  --             --         83,407      1,342,841
Shares reacquired         (622,888)   (11,358,619)      (611,729)    (8,845,020)
                         ---------   ------------      ---------   ------------
  Net increase           4,090,100   $ 74,698,419      2,824,144   $ 44,586,457
                         =========   ============      =========   ============

-------------------
6 -- Line of Credit
-------------------

      The Series and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the six months ended June 30, 1998, was $114.

--------------------------------------------------------------------------------

-----------
MFS Growth
with Income
  Series
-----------
    11
-----------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

FINANCIAL HIGHLIGHTS

Per share data (for a share outstanding throughout each period):

                                                           Six Months Ended        Year Ended December 31,
                                                             June 30, 1998       --------------------------       Period Ended
                                                              (Unaudited)            1997           1996       December 31, 1995*
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $     16.44        $     12.98    $     10.61       $     10.00
                                                              -----------        -----------    -----------       -----------
  Income from investment operations#:
   Net investment income###                                   $      0.07        $      0.16    $      0.18       $      0.05
   Net realized and unrealized gain on investments
     and foreign currency transactions                               2.58               3.70           2.42              0.61
                                                              -----------        -----------    -----------       -----------
   Total from investment operations                           $      2.65        $      3.86    $      2.60       $      0.66
                                                              -----------        -----------    -----------       -----------

Less distributions declared to shareholders:
   From net investment income                                 $        --        $     (0.07)   $     (0.09)      $     (0.05)
   From net realized gain on investments and
     foreign currency transactions                                     --              (0.29)         (0.13)               --
   In excess of net realized gain on investments
     and foreign currency transactions                                 --              (0.04)         (0.01)               --
                                                              -----------        -----------    -----------       -----------
   Total distributions declared to shareholders               $        --        $     (0.40)   $     (0.23)      $     (0.05)
                                                              -----------        -----------    -----------       -----------
Net asset value, end of period                                $     19.09        $     16.44    $     12.98       $     10.61
                                                              ===========        ===========    ===========       ===========
Total return                                                        16.12%+            29.78%         24.46%             6.64%++

Ratios (to average net assets)/Supplemental Data ss.:
   Expenses                                                          1.00%+             1.00%          1.00%             1.00%+
   Net investment income                                             0.79%+             0.93%          1.52%             2.20%+
Portfolio turnover                                                     18%                42%            41%                2%
Net assets at end of period (000 omitted)                     $   145,487        $    58,045    $     9,174       $       365

* For the period from the commencement of the Series' investment operations, October 9, 1995, through December 31, 1995.
+     Annualized.
++    Not annualized.
#     Per share data are based on average shares outstanding.
## The Series' expenses are calculated without reduction for fees paid indirectly.
ss. Subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain the expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income
      (loss) per share and the ratios would have been:

Net investment income (loss)                                 $       0.07        $      0.13    $      0.05       $     (0.41)
Ratios (to average net assets):
   Expenses##                                                        0.96%+             1.10%          2.07%            21.44%+
   Net investment income (loss)                                      0.83%+             0.82%          0.46%           (18.24)%+

                       See notes to financial statements.

--------------------------------------------------------------------------------

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